Exhibit 10(a)

                                                                  CONFORMED COPY


                               DATED 24 March 1999





                              FACILITIES AGREEMENT

                                       for

                     (pound)1,275,000,000 Credit Facilities






                          TXU Eastern Holdings Limited                      (1)
                               as Primary Borrower


                           TU Finance (No. 2) Limited                       (2)
                             TU Acquisitions Limited


                               Chase Manhattan plc                          (3)
                     Lehman Brothers International (Europe)
                        Merrill Lynch Capital Corporation
                             as Joint Lead Arrangers


                 The financial institutions listed in Schedule 1            (4)
                                    as Banks


                            The Chase Manhattan Bank                        (5)
                                 as Issuing Bank


                      Chase Manhattan International Limited                 (6)
                                as Facility Agent









                              Lovell White Durrant
                                     London




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                                    Contents


1.  PURPOSE AND DEFINITIONS...................................................1

2.  THE COMMITMENTS..........................................................29

3.  THE CONDITIONS...........................................................30

4.  ADVANCES AND LETTERS OF CREDIT...........................................31

5.  INTEREST AND INTEREST PERIODS............................................38

6.  REPAYMENT, PREPAYMENT, CANCELLATION AND REDUCTIONS.......................41

7.  FEES AND EXPENSES........................................................44

8.  PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS............................46

9.  REPRESENTATIONS AND WARRANTIES...........................................54

10. INFORMATION UNDERTAKINGS.................................................58

11. GENERAL UNDERTAKINGS.....................................................60

12. EVENTS OF DEFAULT........................................................70

13. INDEMNITIES..............................................................75

14. UNLAWFULNESS, INCREASED COSTS, ALTERNATIVE INTEREST RATES................77

15. SET-OFF AND PRO-RATA PAYMENTS............................................80

16. ASSIGNMENT, SUBSTITUTION AND LENDING OFFICES.............................82

17. FACILITY AGENT...........................................................85

18. POWERS ..................................................................87

19. DUTIES ..................................................................90

20. EXONERATION..............................................................91

21. GUARANTEE................................................................95

22. DETERMINATION OF MATTERS.................................................95

23. BASIS OF DECISIONS.......................................................97

24. MATTERS CONCERNING THE BORROWERS.........................................99

25. NOTICES AND OTHER MATTERS...............................................101

26. GOVERNING LAW AND JURISDICTION..........................................104




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                                     - ii -



Schedule 1

The Banks and their Commitments.............................................105

Schedule 2

Forms of Drawdown Notice....................................................107

Schedule 3

Conditions Precedent........................................................110

Schedule 4

Calculation of Mandatory Cost Rate..........................................112

Schedule 5

Form of Substitution Certificate............................................114

Schedule 6

Form of Accession Certificate...............................................118

Schedule 7

Terms of Borrowers' Indemnity...............................................120

Schedule 8

Terms of Interbank Guarantee and Indemnity..................................123

Schedule 9

Terms of Guarantee..........................................................126



EXECUTION PAGES.............................................................130




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THIS AGREEMENT is made as of the 24th day of March 1999


BETWEEN:

(1) TXU Eastern Holdings Limited (a company registered in England and Wales with company number 3505836) (the "Primary Borrower");

(2) TU Finance (No. 2) Limited a company registered in England and Wales with company number 3514100 ("Finco 2") and TU Acquisitions Limited, a company registered in England and Wales with company number 3455523 ("Bidco");

(3) Chase Manhattan plc, Lehman Brothers International (Europe) and Merrill Lynch Capital Corporation as joint lead arrangers;

(4)  The financial institutions listed in Schedule 1 as the initial Banks;

(5)  The Chase Manhattan Bank as the initial Issuing Bank; and

(6)  Chase Manhattan International Limited as the initial Facility Agent.


IT IS AGREED as follows:


1.     PURPOSE AND DEFINITIONS

1.1    Purpose

       This Agreement sets out the terms and conditions upon and subject to which the Banks agree, according to their several obligations, to make available:

       (a)    Term Facility

              to the Primary Borrower, a term facility in Sterling of up to (pound)750,000,000 which shall be available for the financing or refinancing of the Acquisition;

       (b)    Revolving Credit Facility Tranche A

              to the Primary Borrower and (subject to accession to this Agreement under clause 24 (Matters Concerning the Borrowers)) the Additional Borrowers, a 364 day (subject to extension in accordance with clause 6.2 (Repayment of Revolving Advances)) multicurrency revolving credit facility of up to a Sterling Amount of (pound)200,000,000 to be used for the Group's general corporate purposes.

       (c)    Revolving Credit Facility Tranche B

              to the Primary Borrower and (subject to accession to this Agreement under clause 24 (Matters Concerning the Borrowers)) the Additional Borrowers, a four year multicurrency revolving credit facility of up to a Sterling Amount of (pound)325,000,000 to be used for the Group's general corporate purposes.


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                                     - 2 -



       For the avoidance of doubt,  no Revolving  Advance may be used to finance
       or   refinance   the   Acquisition   save  as  envisaged  by  clause  4.3
       (Utilisations generally).

       No amounts borrowed under any of the Facilities may be used, directly or indirectly, to repay or refinance the minimum equity contribution of (pound)1,678,082,000 required to be made under the terms of the Original Facilities Agreement.

       This Agreement is being entered into for the purpose, in effect, of amending and restating the Original Facilities Agreement.

1.2    Definitions

       In this Agreement, unless the context otherwise requires:

       "Accession Certificate" means an accession certificate (by way of deed) substantially in the form of schedule 6 (Form of Accession Certificate) and entered into or to be entered into by an acceding Obligor and the Facility Agent;

       "Acquisition" means the acquisition by Bidco of the Target Shares;

       "Act" means the Companies Act 1985;

       "acting in concert" has the meaning given to that term in the City Code on Takeovers and Mergers;

       "Additional Borrower" means (a) Finco 2 and (b) any Permitted Borrower which accedes to this Agreement as an Additional Borrower pursuant to clause 24 (Matters Concerning the Borrowers) for so long as it remains a Permitted Borrower;

       "Additional Guarantor" means any member of the Group which accedes to this Agreement as a Guarantor pursuant to clause 24 (Matters Concerning the Borrowers) for so long as it remains a Guarantor;

       "Adjusted Share Capital and Reserves" means the aggregate of the following items namely:

       (a) the nominal amount of the share capital of Finco 2 for the time being issued and paid up or credited as paid up excluding any Qualifying Preference Shares issued by Finco 2;

       (b) the amounts standing to the credit of the consolidated reserves of the Group (including any share premium account and capital redemption reserve),

       but adjusted, to the extent that the following items have not already been added, deducted or excluded in arriving at the figures referred to in (a) or (b) above:

              (i) by deducting the amounts standing to the debit of the consolidated reserves of the Group;

              (ii) by deducting any amounts attributable to interests of non-Group members in Subsidiaries of Finco 2;

              (iii)  by deducting any reserves set aside for deferred taxation;



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                                     - 3 -



              (iv) by deducting the amount by which the net book value of any fixed asset has been written up after the date of this Agreement (or, in the case of a person becoming a member of the Group after that date, the date on which it becomes a member of the Group) by way of revaluation or on its transfer from one member of the Group to another (but no such deduction shall be made if the amount of this write up is supported by and does not exceed the amount shown by an independent written valuation);

              (v) by deducting any amounts attributable to the consolidation of the assets and liabilities of Project Finance Subsidiaries or, if the value of such Project Finance Subsidiaries or the shares of any Group Company over which security has been given as contemplated in paragraph
                     (c)(ii) of the definition of Project Finance Borrowing is represented by `investment in subsidiaries' (or other investments) in the books of their relevant holding companies, deducting the amount of such investment;

              (vi) by deducting the amount of any outstanding loan from a member of the Group or (other than an Equity-Financed Loan) the Primary Borrower to, or for the benefit of, any Project Finance Subsidiary or any Relevant Person or expended on, or in support of, any Project in respect of which Project Finance Borrowings have been incurred and the book value of any assets over which security has been given as contemplated in paragraph (c)(ii) of the definition of Project Finance Borrowing (to the extent, in either case, not deducted under paragraph (v) above (without double counting));

              (vii) by adding back (aa) to capital reserves, goodwill written off by reason of the Acquisition and (bb) to cumulative revenue reserves, any goodwill arising on the Acquisition and subsequently amortised through the profit and loss account;

       but so that no amount to be added, deducted or excluded as a result of any of the foregoing shall be added, deducted or excluded more than once in the same calculation and, where the calculation is being made as at the end of a Test Period or in the context of paragraph (d) of the definition of Permitted Security Interest or in the context of clauses
       11.1 (Financial ratios) or 11.17 (Project Finance Subsidiaries), each such amount shall be determined by reference to the most recent financial statements and compliance certificates delivered hereunder as adjusted pursuant to the provisions of clause 11.2 (Change of Accounting policies) and the terms of this definition or any relevant clause of this Agreement;

       "Advance" means any Term Advance or Revolving Advance and, as the context requires, includes the full amount of such Advance when made or the amount of an Advance which is outstanding at any relevant time;

       "Affected Bank" has the meaning given to it in clause 14.4 (Mitigation) (except that the definition of "Affected Bank" and "Affected Banks" in clause 4.14 (Unavailability of Optional Currency) shall have that meaning in that clause only);

       "Affiliate" means, in relation to any person, any Subsidiary of that person, any holding company of that person and any other Subsidiary of that holding company;

       "Applicable Fees Rate" means at any time in respect of:



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                                     - 4 -



       (a) the Revolving Credit Facility Tranche A, 40% of the Applicable Margin for Revolving Credit Facility Tranche A;

       (b) the Revolving Credit Facility Tranche B, 50% of the Applicable Margin for Revolving Credit Facility Tranche B;

       "Applicable Margin" means, at any time, 0.875% per annum or if at the date hereof or subsequently the most recent determination of the Leverage Ratio under clause 11.1 (Financial Ratios) shows that the Leverage Ratio is less than 65%, the rate per annum determined as follows:

              Leverage Ratio       and not less than:      Applicable Margin is:
              is less than:


              65%                         60%                       0.75%
              60%                         55%                       0.625%
              55%                         --                        0.5%

       (a) any reduction or increase in the Applicable Margin shall have effect 5 Banking Days following the date of delivery of any set of audited or management accounts for a Quarter under clause 10.3(a) (Annual audited financial statements) and 10.3 (b) (Unaudited management accounts), together with the financial covenant compliance certificate by the Primary Borrower referred to in clause 10.3(c) (Compliance with financial undertakings), until (but excluding) the effective date for any subsequent change in the Applicable Margin in accordance with this definition;

       (b) during the continuance of any Default, any margin reduction under this definition will not apply, and the Applicable Margin shall be 0.875%;

       "Appropriate Accounting Principles" means:

       (a) the accounting principles, policies, standards, practices and bases (being generally accepted in the United Kingdom), as adopted in the Original Group Accounts; or

       (b) where any change has occurred and (if required) has been agreed under clause 11.2 (Change of Accounting policies), such accounting principles, standards, practices and bases as have so occurred and (if required) have been so agreed;

       "Arrangers" means Chase Manhattan plc, Lehman Brothers International (Europe) and Merrill Lynch Capital Corporation;

       "Auditors" means PricewaterhouseCoopers or such other internationally recognised firm of chartered accountants as may be auditors to the Group for the time being;

       "Available Amount" means, at any time and in respect of any Facility or Tranche, the aggregate of the Available Commitments of all the Banks in respect of such Facility or Tranche at such time;

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                                     - 5 -



       "Available Commitment" means, in relation to a Bank and save as otherwise provided in this Agreement:

       (a) in respect of the Revolving Credit Facility Tranche A at any time, its Commitment in respect of such Tranche at such time less:

              (i) its Contribution to the Sterling Amount of all outstanding Revolving Credit Facility Tranche A Advances at such time;

              (ii) its Proportion of the Sterling Amount at that time of the Outstanding Contingent Liabilities under all Letters of Credit then outstanding under Revolving Credit Facility Tranche A; and

              (iii) its proportion of the Sterling Amount of any amount paid out by the Issuing Bank under a Letter of Credit issued under Revolving Credit Facility Tranche A and not yet reimbursed;

       (b) in respect of the Revolving Credit Facility Tranche B at any time, its Commitment in respect of such Tranche at such time less:

              (i) its Contribution to the Sterling Amount of all outstanding Revolving Credit Facility Tranche B Advances at such time;

              (ii) its Proportion of the Sterling Amount at that time of the Outstanding Contingent Liabilities under all Letters of Credit then outstanding under Revolving Credit Facility Tranche B; and

              (iii) its proportion of the Sterling Amount of any amount paid out by the Issuing Bank under a Letter of Credit issued under Revolving Credit Facility Tranche B and not yet reimbursed;

       "Available Commitment Termination Date" means save as otherwise provided herein:

       (a) in relation to the Revolving Credit Facility Tranche A, eleven months after the date of this Agreement;

       (b) in relation to the Revolving Credit Facility Tranche B, one month before the Final Repayment Date;

       (c) in relation to the Term Facility, thirty days after the date of this Agreement (subject to clause 3.4 (Repayment and Cancellation of Original Facilities Agreement));

       "Banking Day" means a day (other than a Saturday or a Sunday) on which banks are open for general business in London and New York City, and:

       (a) in relation to a transaction involving an Optional Currency (other than Euros, Euro Units or national currency units), the principal financial centre of the country of that Optional Currency; and

       (b) in relation to a transaction involving Euros, Euro Units or national currency units, in Frankfurt am Main, Germany (or such other principal financial centre(s) of any Participating Member State(s) as the Facility Agent may from time to time reasonably



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                                     - 6 -



              nominate for this purpose) and, being a day on which payments in Euros are settled in the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) system;

       "Banks" means the original banks listed in schedule 1 (The Banks and their Commitments) and includes their successors in title, assignees and Substitutes;

       "Bidco" means TU Acquisitions Limited (company no 3455523);

       "Bidco/Primary Borrower Guarantee" means the guarantee given by Bidco in favour of the Primary Borrower of all Finco 2's payment obligations to the Primary Borrower under the intra Group loans made by the Primary Borrower to Finco 2, both those existing at the date of this Agreement, and those subsequently required to be made by or pursuant to this Agreement;

       "Borrowed Money" means any present or future Indebtedness (whether by way of principal or premium) for or in respect of:

       (a)    money borrowed or raised;

       (b) any recourse arising from the discounting of receivables save for recourse for disputed or ineligible debts or similar rights of recourse typical in a securitisation transaction;

       (c) liabilities under or in respect of any acceptance or acceptance credit or documentary credit facility or standby credit facility, other than (i) any such credit facility relating to the acquisition cost of assets or services to the extent that the same involves deferral of payment of any sum for one year or less and
              (ii) exposure under any such credit issued to back completion or performance obligations (including any obligation to lodge cash margin payments in case of a specified decline in a Group Company's rating), except to the extent that:

              (aa) such obligations are for the payment of Borrowed Monies, or for the payment of liquidated damages the payment of which is triggered by an event or circumstance which has (as of the relevant date on which any calculation is made) already occurred, and, in the case of a decline in rating, if the rating agency concerned has reduced the relevant rating, the amount taken into account will be the amount which has, or will, become payable by reason of such decline; or

              (bb) provision has been made in the accounts of the relevant Group Company for an amount due under the underlying obligation, or, were the relevant Group Company to prepare accounts as of the date on which a compliance certificate is issued to the Facility Agent under clause 10.3 (Delivery of financial statements), such a provision should be made in accordance with Appropriate Accounting Principles;

       (d) any notes, bonds, debentures, debenture stock, loan stock or other debt security offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash, other than any bond, note, debenture or other debt security referred to in (f) below;


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                                     - 7 -



       (e)    any outstanding Qualifying Preference Shares in issue;

       (f) any outstanding balance of the acquisition cost of assets or services to the extent payable on deferred payment terms after the time of acquisition or possession thereof by the person liable (but only to the extent that the same:

              (i) involves deferral of payment of any sum for more than one year;

              (ii) is not a cost in respect of the expansion, development or renewal of all or part of the "licensee's distribution system" (as defined in the PES Licence); and

              (iii) exceeds (pound)25,000,000 in respect of any transaction or series of related transactions)

              whether or not any instalments for payment are evidenced by a bond, note, debenture or other debt security issued by the obligor;

       (g)    any Finance Lease;

       (h) any guarantee, indemnity or other legally binding assurance against (or other legally binding arrangement intended to prevent or limit) loss arising under any Borrowed Money of any person who is not a Group member;

       (i) for the purpose of clause 12.1(d) (Cross-default) only, any Derivative Transaction (calculated at the mark-to-market value for close-out);

       (j) any liability which has arisen under any transaction by virtue of which:

              (i) a capital sum is received by a person as consideration for the sale or disposal (whether by outright alienation or the grant of a lease or other interest or otherwise) of any assets; and

              (ii) a third party making or funding the payment receives a guarantee, indemnity or other legally binding assurance from a member of the Group against (or other legally binding arrangement intended to prevent or limit) loss as a result of the assets not generating or being realised for a specific amount or an amount calculated in an agreed manner;

       (k)    any  amount  raised  under  any  other   transaction   having  the
              commercial effect of a borrowing and entered into primarily as a means of raising finance;

       (l) such part (if any) of the amounts made available to any person as a result of any securitisation as, in accordance with the Appropriate Accounting Principles, is or is to be treated as a creditor rather than as a deduction from or reduction in debtors or other assets;

       Provided that:

              (i)    Subordinated Debt shall be excluded;

              (ii) indebtedness of a member of the Group to another member of the Group shall be excluded except that indebtedness of any member of the Group to the


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                                     - 8 -



                     Primary Borrower shall (to the extent that any such indebtedness would have fallen within the definition of Borrowed Money if owed to a third party) be treated as Borrowed Money. Where Borrowed Money is incurred by an SPV and on-lent indirectly to Finco 2 by the Borrowed Money in question being on-lent by such SPV to the Primary Borrower and then being on-lent by that person to Finco 2, such Borrowed Money shall be counted only once in any calculation of the Leverage Ratio or of any other Financial Covenant;

              (iii) indebtedness of a member of the Group to a Relevant Person shall (to the extent that any such indebtedness would have fallen within the definition of Borrowed Money if owed to a third party) be treated as Borrowed Money;

              (iv) any interest, dividends, commissions, fees or other like financing charges shall be included to the extent that they have been capitalised and remain payable but have not been discharged;

              (v) in respect of paragraph (d) (where the item concerned is a bond, note, debenture, debenture stock, loan stock or other debt security issued at a discount) and in respect of paragraph (e), only the issue price of any such debt security or Qualifying Preference Share falling thereunder, together with any applicable discount required under the Appropriate Accounting Principles to be recognised in the relevant person's most recently published financial statements, shall be included;

              (vi) in respect of paragraph (g), only the capitalised value established in accordance with the Statement of Standard Accounting Practice 21 (as supplemented, varied or replaced from time to time) of a Finance Lease as shown in the relevant person's most recently published financial statements (or as would be shown in the next following financial statements, if such Finance Lease was entered into in a period for which there are not yet statements available) shall be included;

              (vii)  Indebtedness   for  or  in  respect   of  Project   Finance
                     Borrowings shall be excluded; and

              (viii) adjustments  shall  be made to the  exchange  rate at which such Borrowings are converted into Sterling in order to take account of the effect of any relevant currency swap;

       (and so that no amount shall be included or excluded more than once);

       "Borrowers" means the Primary Borrower and the Additional Borrowers (if any), and "Borrower" means any one of them;

       "Capitalisation" means at any time the aggregate of Adjusted Share Capital and Reserves and Consolidated Net Borrowings;

       "Change in Control" shall be deemed to have occurred if:

       (a) any person or group of related persons (other than the Parent, any Subsidiary of the Parent, or any pension, savings or other employee benefit plan for the benefit of employees of the Parent and/or any Subsidiary of the Parent) shall have acquired



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                                     - 9 -



              beneficial ownership of more than 30% of the outstanding Voting Shares of the Parent (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 of the United States of America, as amended, and the applicable rules and regulations thereunder); provided that a Change in Control shall not be deemed to have occurred if such acquisition has been approved, prior to the Parent Acquisition Date and the date on which any tender offer for Voting Shares of the Parent was commenced, by a majority of the Disinterested Directors of the Parent; or

       (b) during any period of 12 consecutive months, commencing on or after 2nd March 1998, individuals who on the first day of such period were directors of the Parent (together with any replacement or additional directors who were nominated or elected by a majority of directors then in office) cease to constitute a majority of the board of directors of the Parent;

       "Commitment" means, in relation to a Bank and in respect of any Facility or Tranche at any relevant time, the amount set opposite its name in relation to the relevant Facility or Tranche (as the case may be) in schedule 1 (The Banks and their Commitments) or, in the case of Commitments under Tranche A of the Revolving Credit Facility, after the original Final Repayment Date, the amounts notified by each Bank as the amount of its Tranche A Commitment which it agrees to make available under a new 364 day facility (in accordance with clause 6.2) and/or, in the case of a Substitute, the amount novated in relation to the relevant Facility as specified in the relevant Substitution Certificate, as reduced, in each case, by any relevant term of this Agreement;

       "Consolidated Net Borrowings" means, at any time, in respect of the Group, the aggregate of the Borrowed Money of the Group, as shown in the then latest compliance certificate most recently delivered to the Facility Agent pursuant to clause 10.3(c) (Compliance with Financial Undertakings) (the "relevant balance sheet"), less the aggregate book value of:

       (a) all Liquid Assets which are in, or are freely transferable to, the United Kingdom and which are owned by Finco 2 or a wholly-owned member of the Group or (in the case of the Liquid Assets of a member of the Group which is a partly-owned member of the Group) the proportion of the total amount for the time being of Liquid Assets held by such member which corresponds to the proportion of the total nominal amount of the issued equity share capital of such member which is beneficially owned directly or indirectly by Finco 2 (exclusive of Liquid Assets constituting or representing obligations of any member or members of the Group); and

       (b) in the case of a partly-owned member of the Group, the proportion of total amounts for the time being outstanding of Borrowed Money owing by such partly owned member of the Group otherwise than to another member of the Group which corresponds to the proportion of the total nominal amount of the issued equity share capital of such partly owned member of the Group not beneficially owned directly or indirectly by Finco 2 (the "Minority Proportion");

       but adding the aggregate book value (as included in the relevant balance sheet) of the Minority Proportion of the total amount, if any, for the time being outstanding of Borrowed Money owing to a partly-owned member of the Group by any other member of the Group;

       "Contribution" means, in relation to a Bank, the principal amount of any or all (as the context requires) of the Term Advances and/or the Revolving Advances and its Proportion of the Outstanding Contingent Liabilities owing to such Bank at any relevant time;

       "Default" means any Event of Default or any event which with the giving of notice, lapse of time, determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing) would, if unremedied, constitute an Event of Default;

       "Derivatives Transaction" means a contract, agreement or transaction which is:

       (a) a rate swap, basis swap, forward rate transaction, equity (or equity or other index) swap or option, bond option, interest rate option, foreign exchange transaction, cap, collar or floor, currency swap, currency option or any other similar transaction; and/or

       (b)    any combination of such transactions,

       in each case, whether on-exchange or otherwise;

       "Director General" means the person appointed from time to time by the Secretary of State to hold office as the Director General of Electricity Supply for the purposes of the Electricity Act;

       "Disinterested Director" shall mean any member of the Board of Directors of the Parent who:

       (a) is not affiliated, directly or indirectly, with, or appointed by, a person or group of related persons (other than the Parent, any Subsidiary of the Parent, or any pension, savings or other employee benefit plan for the benefit of employees of the Parent and/or any Subsidiary of the Parent) acquiring the beneficial ownership of more than 30% of the outstanding Voting Shares of the Parent (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 of the United States of America, as amended, and the applicable rules and regulations thereunder); and

       (b) either was a member of the board of directors of the Parent prior to the Parent Acquisition Date or was recommended for election by a majority of the Disinterested Directors in office prior to the Parent Acquisition Date;

       "Distribution Business" means the business of REC, or any successor undertaking to that business within the Group, in or ancillary to the distribution (whether for its own account or that of any other party) of electricity through the Group's distribution system and includes any business of providing connections to the Group's distribution system;

       "Distribution Business Tangible Net Worth" means, at any time, the net assets as shown in the most recently published audited balance sheet of the Distribution Business prepared pursuant to the PES Licence less any amounts shown in such audited balance sheet in respect of goodwill or intangible assets of the Distribution Business;

       "double taxation treaty" means any convention or agreement between the government of the United Kingdom and any other government for the avoidance of double taxation and the prevention of fiscal evasion with respect to taxes on income and capital gains;

       "Drawdown Date" means the date on which an Advance is, or is to be, made;

       "Drawdown Notice" means, in respect of a Facility, a notice substantially in the terms of the relevant Part of schedule 2 (Forms of Drawdown Notice);

       "EBITDA" means, in respect of any Test Period, the total operating profit of the Group for continuing operations, acquisitions (as a component of continuing operations) and discontinued operations (excluding any share of consolidated profits or losses which is attributable to Project Finance Subsidiaries or to a business the assets or cash flow of which constitute security for Project Finance Borrowings as contemplated in paragraphs (c)(i) and (c)(ii) of the definition of Project Finance Borrowings) before taking into account:

       (a)    interest payable and interest receivable;

       (b)    amounts provided for depreciation and amortisation of goodwill;

       (c)    exceptional items;

       (d)    Taxes (other than VAT); and

       (e)    the deduction of any Acquisition costs;

       for that Test Period (calculated on a consolidated basis disregarding any portion of any item taken into account in that calculation which is attributable to any minority interests in Subsidiaries, but for this purpose treating Finco 2 as a wholly-owned Subsidiary of the Primary Borrower) all as determined by reference to the most recent financial statements and compliance certificates delivered under clause 10.3 (Delivery of Financial Statements), as adjusted pursuant to clause 11.2 (Change of Accounting policies);

       "Electricity Act" means the Electricity Act 1989;

       "EMU" means Economic and Monetary Union as contemplated in the Treaty establishing the European Community;

       "EMU Legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the Euro or otherwise), being in part the implementation of the third stage of Economic and Monetary Union as contemplated in the Treaty on European Union;

       "Enforcement Date" means the date of the first declaration made by the Facility Agent pursuant to clause 12.2 (Acceleration);

       "Equity-Financed Loan" means the aggregate of any loans by the Primary Borrower (other than to a member of the Group) to the extent that at any time they do not exceed an amount equal to the excess (if any) of dividends received by the Primary Borrower over and above the amount of dividends paid out or declared by the Primary Borrower;

       "Euro" means the single currency of Participating Member States;

       "EURIBOR" means, in relation to any Advance or unpaid sum denominated in Euros, the percentage rate per annum determined by the Facility Agent to be equal to:

       (a) the rate which appears on the page of the Bridge Telerate Screen which displays for spot value the EURIBOR rate sponsored by the Banking Federation of the European Union for deposits in Euros (currently page "248") for the specified period; or

       (b) if such page or such service shall cease to be available or relevant, such other page or such other service for the purpose of displaying the EURIBOR rate for Euros as the Facility Agent, after consultation with the Banks and the Primary Borrower, shall select;

       "Euro Unit" means the currency unit of the Euro;

       "Event of Default" means any of the events or circumstances described in clause 12.1 (Events of Default);

       "Excess Equity Funding" means the amount owing by Bidco to the Parent pursuant to the note issued by Bidco to the Parent in consideration of the issue of the Parent's shares, which shares constituted a portion of the consideration for the Target Shares acquired by Bidco in connection with the Acquisition;

       "Expiry Date" means the date stated in a Letter of Credit to be its expiry date or (if later) the latest date on which demand may be made under it;

       "Facilities" means both or either (as the context requires) of the Term Facility and the Revolving Credit Facility and (as the context requires) "Facility" means either of them;

       "Facility Agent" means Chase Manhattan International Limited of 125 London Wall, London EC2Y 5AJ or such other person as may be appointed Facility Agent for the Banks pursuant to clause 17 (Facility Agent);

       "Facility Office" means, in relation to the Facility Agent or any Bank, the office identified in Schedule 1 (or, in the case of a Substitute, at the end of the Substitution Certificate to which it is a party as a Substitute) or such other office as it may from time to time select provided written notice thereof has been given by the Facility Agent or such Bank to the Primary Borrower;

       "Fee  Letters"   means  the  fee  letters   referred  to  in  clause  7.1
       (Arrangement, underwriting, participation and agency fees), in the agreed form, and "Fee Letter" shall mean any one of them;

       "Fee Payment Date" means each of the dates falling at three monthly intervals after the date of this Agreement;

       "Final Repayment Date" means 2 March 2003 or, in the case of the Revolving Credit Facility Tranche A only, 364 days from the date of this Agreement (or as amended in accordance with clause 6.2 if applicable);

       "Finance Documents" means this Agreement, any L/C-Related Document, each Drawdown Notice, each Accession Certificate and the Fee Letters;

       "Finance Lease" means any lease under which a member of the Group is the lessee which is or should be treated as a finance or capital lease under the Appropriate Accounting Principles (and includes any hire purchase contract or other arrangement which is or should be similarly treated);

       "Finance Parties" means the Facility Agent, the Issuing Bank, the Arrangers and the Banks and (as the context requires) "Finance Party" means any one of them;

       "Finance Period" means the period from the date of this Agreement until the date on which the Facility Agent acting reasonably confirms that none of the Finance Parties and none of the Obligors has any actual or contingent liabilities or obligations under any of the Finance Documents;

       "Financial Covenants" means the financial undertakings in clause 11.1 (Financial ratios);

       "Financial  Definitions"  means the definitions of Adjusted Share Capital
       and  Reserves,  Capitalisation,   Consolidated  Net  Borrowings,  EBITDA,
       Leverage Ratio, Net Interest Costs and Test Period;

       "Gas Framework Agreement" means the agreement dated 1st March 1996 between British Gas Transco and Eastern Natural Gas (Retail) Limited;

       "Generation Business" means the business of the Group in or ancillary to the generation of electricity (whether for its own account or that of any other party);

       "Generation Business Tangible Net Worth" means, at any time, the net assets as shown in the most recently published audited balance sheet of the Generation Business prepared pursuant to the PES Licence less any amounts shown in such audited balance sheet in respect of goodwill or intangible assets of the Generation Business;

       "Generation Licence" means each of those licences granted by the Secretary of State under section 6(1) of the Electricity Act authorising the relevant licensee to carry on Generation Business and any activities ancillary thereto, or any replacement licence or licences granted from time to time to any member of the Group (or, if more than one, the most recent such replacement);

       "Government Entity" means and includes (whether having a distinct legal personality or not) any supra-national, national or local government authority, regulatory body, central bank, board, commission, department, division, organ, instrumentality, court or agency and any association, organisation or institution of which any of the foregoing is a member or to whose jurisdiction any of the foregoing is subject or in whose activities any of the foregoing is a participant;

       "Group" means the Primary Borrower and all its Subsidiaries for the time being (except Project Finance Subsidiaries) save that, where the reference to the Group is used in respect of the Financial Definitions used in calculating the Leverage Ratio, Group shall mean the Primary Borrower's Subsidiaries (except Project Finance Subsidiaries) and shall not include the Primary Borrower itself, and in either case "member of the Group" or "Group Company" means any one of them;

       "Guarantee" means the guarantee set out in schedule 9 (Terms of Guarantee) to be given by each Guarantor and "Guarantees" shall be construed accordingly;

       "Guarantors" means (a) the Primary Borrower and each Additional Borrower for so long as that person is an Additional Borrower, and each Additional Guarantor, if any, which in each case has not been released from the Guarantee, and (b) for so long as any part of the Excess Equity Funding remains outstanding but not thereafter, Bidco, and "Guarantor" means any one of them;

       "Indebtedness" means any obligation of a person for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

       "Interest Payment Date" means the last day of an Interest Period;

       "Interest Period" means in relation to any Term Advance, each period for the calculation of interest in respect of such Advance ascertained in accordance with clause 5.2 (Interest Period for the Term Advances) (or otherwise in this Agreement);

       "Issue" means with respect to any Letter of Credit, to issue or extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued", "Issuing" and "Issuance" have corresponding meanings;

       "Issue Date" means in relation to a Letter of Credit, the date on which that Letter of Credit was Issued, or, as the context requires, is to be Issued under clause 4.5 (Issue of Letters of Credit);

       "Issuing Bank" means The Chase Manhattan Bank or any alternative Bank which has been notified by the Primary Borrower to the Facility Agent as the issuer of any Letter of Credit in accordance with the terms of this Agreement;

       "L/C-Related Documents" means each Letter of Credit, any Drawdown Notice or other application for a Letter of Credit and any other document relating to any Letter of Credit;

       "Letter of Credit" means a letter of credit or a bank guarantee (as the case may be) Issued or to be Issued by the Issuing Bank on the terms of this Agreement;

       "Leverage Ratio" means, at any relevant date, the percentage which Consolidated Net Borrowings is of Capitalisation of the Group;

       "LIBOR" means, in relation to any Advance or unpaid sum, the rate per annum determined by the Facility Agent to be equal to:

       (a)    in the case of Euros, EURIBOR; or

       (b) in the case of any other currency, the offered rate (if any) appearing on the relevant page of the Telerate screen, or such other pages as may replace such page of the Telerate screen, which displays "BBA LIBOR" for deposits in the relevant currency and for the specified period (where "specified period" means the Interest Period or Maturity Period of such Advance or, as the case may be, the period for which LIBOR falls to be determined in relation to such unpaid sum); or

       (c) if the relevant screen is generally inaccessible or if the relevant rate does not appear on the relevant page or such other page as may replace such page, the arithmetic mean (rounded upwards, if not already such a multiple, to four decimal places) of the rates (as notified to the Facility Agent) at which each of the Reference Banks was offering to, in the case of Euros, prime banks in the European inter-bank market and, in the case of any other currency, leading banks in the London inter-bank market, deposits in the relevant currency and for the specified period, in each case at or about 11.00 am (London time or, in the case of Euros, Central European Time) on the Quotation Date for such period;

       "Licence Undertaking" means any and each undertaking or assurance by any one or more of the Parent, the Primary Borrower, Finco 2, Bidco, the Target or The Energy Group Limited (company number 3613919) or any Affiliate of any of them to the Director General, the Director General of Gas Supply or the Secretary of State concerning the management and/or ownership of and/or other matters concerning any Licensee;

       "Licences" means those licences granted by the Secretary of State:

       (a)    under  the  Electricity  Act to the  REC  or any  other  Principal
              Subsidiary authorising each relevant licensee to carry on the Distribution Business, the Supply Business, a Second-Tier Supply
              Business or (or part of) the Generation Business and any activities ancillary thereto;

       (b)    under section 7 of the Gas Act 1986 to a Principal Subsidiary; or

       (c) being a replacement licence or licences, from time to time to REC or any other Principal Subsidiary (or, if more than one, the most recent such replacement);

       as amended and/or extended from time to time;

       "Licensees" means REC and any such other Principal Subsidiary as, at any time, is the licensee under a Licence and "Licensee" means any one of them;

       "Liquid Assets" means as at any date, the aggregate (calculated on a consolidated basis) of:

       (a) cash at bank and in hand in a jurisdiction where (if not the United Kingdom) such amounts are transferable out of that jurisdiction and convertible into currencies dealt in on the London foreign exchange market;

       (b) short term deposits and money at call, with a recognised financial institution;

       (c) certificates of deposit, from a recognised financial institution, the term of which has twelve months or less remaining to maturity;

       (d) gilts the term of which has twelve months or less remaining to maturity;

       (e) deposits made with the Commissioners of Inland Revenue in respect of which certificates of tax deposit have been issued by Her Majesty's Treasury;

       (f) Sterling bills of exchange eligible for rediscount at the Bank of England;

       (g) any other negotiable money market instrument with a maximum remaining maturity of 12 months or less excluding commercial paper issued by any person other than a state entity or a person with a credit rating of AAA from Standard & Poor's or equivalent or a short term credit rating of A1 or equivalent;

       (h) any obligation owing to a Group Company in respect of a securities repurchase agreement by a counterparty which is rated AAA or equivalent or has a short term credit rating of A1 or equivalent, or in the absence of such a rating, where such obligation is backed by a margin deposit substantially sufficient to make up for any shortfall as between the mark-to-market price of the underlying securities and the amount owing;

       provided that:

       (i) where Liquid Assets are deposited subject to restrictions in order that they are held as security for a liability or can be offset against a liability, such Liquid Assets shall be taken into account only to the extent that such liability is taken into account under Consolidated Net Borrowings; and

       (ii) when the aggregate amount of Liquid Assets required to be taken into account for the purposes of this definition on any particular day is being ascertained, any such Liquid Assets denominated or repayable or in respect of which monies are payable in a currency other than Sterling shall be converted for the purposes of calculating the Sterling equivalent at the rate of exchange prevailing on that day in London by taking the Spot Rate as of
              11.00 a.m. on such date for the purchase of such currency with Sterling;

       "Majority Banks" means subject to clause 23.2 (Notice to Majority Banks) at any relevant time, Banks:

       (a) the aggregate of whose Contributions to all the Facilities exceeds 66 2/3 per cent. of the Total Contributions in respect of all the Facilities; or

       (b) (if no principal amounts are outstanding under this Agreement) the aggregate of whose Commitments in respect of all the Facilities exceeds 66 2/3 per cent. of the Total Commitments in respect of all the Facilities but so that if at such time the Total Commitments in respect of any Facility have been reduced to zero references to a Bank's Commitment in relation to such Facility shall be construed as amongst the Finance Parties (and not so as to give any rights to any other person) as a reference to that Bank's Commitment in relation to such Facility immediately prior to such reduction to zero;

       "Mandatory Cost Rate" means, in relation to any period, a percentage calculated for such period at an annual rate determined in accordance with schedule 4 (Calculation of Mandatory Cost Rate);

       "Material Adverse Effect" is a reference to:

       (a) something having a material adverse effect on the ability of any Obligor to perform its payment or Financial Covenant obligations under any of the Finance Documents; or

       (b) something (other than the Reservations) which results in any of the Finance Documents not being legal, valid and binding on, or enforceable in accordance with their terms against, any of the Obligors in a manner and to an extent reasonably considered by the Majority Banks to be materially adverse to the interests of the Banks;

       "Maturity Date" means, in relation to any Revolving Advance, the last day of the period for which that Revolving Advance is drawn down;

       "Maturity Period" means, in relation to any Revolving Advance, the period beginning on its Drawdown Date and ending on its Maturity Date;

       "month" or "months" means a period beginning in one calendar month and ending in the relevant later calendar month on the day numerically corresponding to the day of the calendar month in which it started, provided that (a) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such later calendar month and (b) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in such later calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "monthly" shall be construed accordingly;

       "national currency unit" means the currency unit (other than a Euro Unit) of a Participating Member State.

       "Net Interest Costs" means, in respect of any period, the aggregate accruing during such period (whether or not paid or payable within such period) of interest, guarantee and other ancillary facility fees, letter of credit commission and fronting fees and commitment fees incurred by the Group (disregarding any portion attributable to any minority interests in Subsidiaries, other than the minority interest in Finco 2) charged and amortised under FRS4, including the interest equivalent element of Finance Leases adjusted by:

       (a) excluding interest, fees or commission or the interest equivalent element of Finance Leases accrued by or to members of the Group from or to other members of the Group;

       (b) deducting credit interest accrued during such period which would be shown as interest receivable in the relevant accounts delivered under clause 10.3 (Delivery of Financial Statements), as adjusted pursuant to clause 11.2 (Change of Accounting Policies);

       (c) excluding any nominal imputed interest charge that arises only as a result of an accounting procedure;

       (d) adding amounts payable, and deducting amounts receivable, under interest rate hedging transactions entered into by the Group from time to time; and

       (e) deducting the amount of income accrued to any member of the Group in respect of the actual or prospective repurchase by the counterparty of securities under any such securities repurchase agreement as is referred to in paragraph (h) of the definition of Liquid Assets established by reference to the increase in price as between the original sale and the repurchase;

       "Obligor" means any Borrower and any Guarantor;

       "Optional Currency" means any currency (other than Sterling) which is freely transferable and freely convertible into Sterling;

       "Original Facilities Agreement" means the agreement dated 2nd March 1998 (as subsequently re-stated) made between the Joint Lead Arrangers, the Facility Agent, the Issuing Bank, the Primary Borrower and others providing for facilities of (pound)3,625,000,000 for the purposes of the Acquisition;

       "Original Group Accounts" means the audited consolidated accounts of the Target for the year ended 31st March 1998;

       "Outstanding Contingent Liabilities" at any time under a Letter of Credit means the face value of that Letter of Credit at that time in accordance with its express provisions less:

       (a) the aggregate amount of any cash cover (not including any cash cover lodged by any Bank) held in relation to that Letter of Credit at that time; and

       (b) (save to the extent that this is taken into account in the express provisions of that Letter of Credit or unless the context otherwise requires) the aggregate of all payments made by the Issuing Bank, pursuant to demands made under that Letter of Credit on or prior to such time, for which it has been reimbursed by the relevant Borrower;

       or such lesser amount as the Facility Agent and the Issuing Bank may agree in good faith represents the maximum liability of the Issuing Bank in respect thereof;

       "Parent" means Texas Utilities Company whose principal place of business is at 1601 Bryan Street, Dallas, Texas, 75201;

       "Parent Acquisition Date" shall mean the date as of which a person or group of related persons first acquires more than 30% of the outstanding Voting Shares of the Parent (within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 of the United States of America, as amended, and the applicable rules and regulations thereunder);

       "Participating Member State" means each state so described in any EMU legislation;

       "Peabody Companies" means Peabody Holding Company, Inc., a company duly incorporated in the state of New York, Darex Capital Inc, a Panamanian company, Peabody (Australia) Limited, incorporated in England and Wales, and Citizens Power LLC, and Goldfields Mining Corporation, each incorporated in the State of Delaware;

       "Permitted Borrower" means any Subsidiary or holding company of Eastern Group plc which is a wholly-owned subsidiary of Finco 2 and incorporated in England and Wales, except the REC;

       "Permitted Security Interest" means any of the following, namely a Security Interest:

       (a) subsisting at the date of this Agreement and notified in writing to the Facility Agent on or prior to that date or securing the amounts outstanding under the Original Facilities Agreement, or arising whether before, on or after the date of this Agreement by operation of law in the ordinary course of business;

       (b) over goods and/or documents of title thereto arising in the ordinary course of letter of credit transactions;

       (c) arising by way of retention of title to goods by the supplier of those goods arising in the ordinary course of business;

       (d) created after the date hereof provided that the Indebtedness secured thereby, when aggregated with any other Indebtedness secured by any subsisting Security Interest permitted by (and only by) this paragraph (d) whether or not such Indebtedness is in respect of any member of the Group, does not at any time exceed an amount equal to 15 per cent. of Adjusted Share Capital and Reserves;

       (e) created after the date hereof securing Borrowed Money which is refinanced by a Project Finance Borrowing within 6 months of the date of such Security Interest's creation, provided that:

              (i) at any one time Borrowed Money permitted to be secured under this clause (e) shall not exceed (pound)200,000,000, or its equivalent in another currency; and

              (ii) the Primary Borrower shall have notified the Facility Agent on or before the creation of such Security Interest that the related Borrowed Money is intended to be temporary bridging finance pending refinancing by a Project Finance Borrowing;

       (f) existing on or created after the date hereof (i) to secure a Project Finance Borrowing and/or (ii) over an asset and/or the shares of a Project Finance Subsidiary;

       (g) over or affecting any asset acquired by a member of the Group after the date hereof and subject to which such asset is acquired, provided that:

              (i) such Security Interest was not created at the request of any member of the Group in contemplation of the acquisition of such asset by a member of the Group; and

              (ii) the amount thereby secured (or the amount of the facility, drawings under which are or would be thereby secured) has not been increased at the request of any member of the Group in contemplation of, or since the date of, the acquisition of such asset by a member of the Group; or

       (h) over or affecting any assets of any company which becomes a member of the Group after the date hereof, where such Security Interest is created prior to the date on which such company becomes a member of the Group provided that:

              (i) such Security Interest was not created at the request of any member of the Group in contemplation of such company becoming a member of the Group; and

              (ii) the amount thereby secured (or the amount of the facility, drawings under which are or would be thereby secured) has not been increased at the request of any member of the Group in contemplation of, or since the date of, such company becoming a member of the Group; or

       (i) created after the date hereof with the prior written consent of the Facility Agent (acting in accordance with the instructions of the Majority Banks) provided that the amount thereby secured (or the amount of the facility, drawings under which are or would be thereby secured) has not been increased beyond the amount so consented to; or

       (j) any order of a court affecting any asset or assets of a member of the Group to the extent that such order is discharged within 28 days after it is made and the consequences thereof would not constitute an Event of Default; or

       (k) created or arising to secure any Indebtedness incurred and applied in or towards the refinancing of any Indebtedness secured by a Permitted Security Interest as permitted by paragraphs (a), (g),
              (h), (i) or (m) of this definition but only to the extent that:

              (i) the amount of the Indebtedness secured by such Security Interest (or, if higher, the amount of the facility, drawings under which are or would be thereby secured) does not exceed the amount secured by such Permitted Security Interest at the date of the refinancing; and

              (ii) the amount secured by such Permitted Security Interest is thereby reduced by an amount equal to the amount secured by such Security Interest; or

       (l) consisting of a contractual right (in personam and not in rem) restricting the payment of:

              (i) cash deposits made by way of support of counter-indemnity obligations of a member of the Group in respect of guarantees given or analogous contingent liabilities incurred by the holder of such cash deposits for the account of a member of the Group; and/or

              (ii) credit balances on bank accounts as part of general Group banking arrangements having as their intention or effect the netting of exposure of the bank to members of the Group; or

       (m) over any asset acquired by a member of the Group after the date of this Agreement as security for Indebtedness incurred to finance or refinance (within 6 months of the acquisition) all or part of the consideration for the acquisition of that asset, provided that the Indebtedness secured by Security Interests under this paragraph
              (m) and, to the extent it  refinances  Indebtedness  secured under this paragraph (m), paragraph (k), shall not exceed (pound)1,000,000 in aggregate at any time; or

       (n) arising under the terms of Derivatives Transactions or as a result of trading of shares or other securities where such Security Interest arises under the rules of the relevant exchange or clearing system;

       "PES Licence" means the licence granted to REC by the Secretary of State under Section 6 of the Electricity Act authorising REC to distribute and/or supply electricity within an authorised area to the public, or any additional or replacement licence(s) for the supply and/or distribution of electricity granted from time to time to any member of the Group (or, if more than one replacement, the most recent such replacement), each as amended or modified from time to time;

       "Pooling and Settlement Agreement" means the pooling and settlement agreement dated 30 March 1990 made between REC and the National Grid Company Plc and others setting out the rules and procedures for the operation of an electricity trading pool and of a settlement system in England and Wales and any agreement replacing such pooling and settlement agreement from time to time;

       "Principal Subsidiary" means:

       (a) any member of the Group whose unconsolidated net assets or pre-tax profit at the date of, or for, any period ending after the date of this Agreement, equals or exceeds 10 per cent of the net assets or pre-tax profit of the Group at that time or for that period, and, during any financial year, such other members of the Group as may be named in the notification provided to the Agent by the Primary Borrower pursuant to clause 10.3(b)(i) (Unaudited management accounts), and for the purpose of the above:

              (i) the net assets or pre-tax profit of the Group shall be ascertained by reference to the latest audited consolidated accounts of the Group; and

              (ii) the net assets or pre-tax profit of any such member shall be ascertained by reference to the latest audited accounts of that Subsidiary;

              for the purposes of the above, "net assets" in respect of the Group or any such member means the fixed assets and current assets of the Group or that member (as the case may be) but excluding investments in any Subsidiary and any loan to another member of the Group; or

       (b) a member of the Group to which has been transferred (whether by one transaction or a series of transactions, related or not) the whole or a material part of the business, undertaking or assets of a Subsidiary which immediately prior to those transactions was a Principal Subsidiary provided that it shall not continue by operation of this paragraph (b) to be a Principal Subsidiary after the delivery to the Facility Agent of the accounts referred to in
              (a) above covering the period in which the transfer occurred, if:

              (i)    the   transferor  was  and  continues  to  be  a  Principal
                     Subsidiary by virtue of paragraph (a) above or was a Principal Subsidiary only by virtue of paragraph (c) below; and

              (ii) where the transferor was a Licensee, it continues to be a Licensee;

       (c) any member of the Group which is a holding company, directly or indirectly, of a Principal Subsidiary;

       "Project" means any project or investment (these terms being treated as including a series of related projects or investments and any modifications thereto or developments or expansions of such projects or investments);

       "Project Finance Borrowings" means, at any date, any Indebtedness to finance or refinance, or in respect of the financing or refinancing of, a
       Project:

       (a) which is or has been incurred by a single purpose company (whether or not a Subsidiary of the Primary Borrower) whose principal assets and business are, at such date, constituted by such Project and whose liabilities in respect of such Indebtedness are, at such date, not directly or indirectly the subject of a guarantee, indemnity or other form of assurance, undertaking or support (having substantially similar effect to a guarantee or indemnity) from any member of the Group except as expressly referred to in paragraph (c) below (a "Project Finance Subsidiary"); or

       (b) which is or has been incurred by a Subsidiary of the Primary Borrower in its capacity as a partner in, and whose only material asset is its interest in, a single purpose partnership where the partnership's principal assets and business are, at that date, constituted by such Project and where the liabilities of such Subsidiary in respect of such Indebtedness are not, at that date, directly or indirectly the subject of a guarantee, indemnity or other form of assurance, undertaking or support (having substantially similar effect to a guarantee or indemnity) from any member of the Group except as expressly referred to in paragraph
              (c) below (also a "Project Finance Subsidiary"); or

       (c) in respect of which the person or persons to whom such Indebtedness is or may be owed by the obligor in respect of such Indebtedness (whether or not a Subsidiary of the Primary Borrower) have no recourse whatsoever to any member of the Group (whether or not the obligor) for the repayment of or payment of any sum relating to such Indebtedness other than:

              (i) recourse to such obligor for amounts limited to the aggregate cash flow or net cash flow received or receivable by it (other than historic cash flow or historic net cash flow) from such Project; and/or

              (ii) recourse to such obligor for the purpose only of enabling amounts to be claimed in respect of such Indebtedness in an enforcement of any Encumbrance given by such obligor over the assets comprised in such Project (or, where such obligor is a single purpose company or a Subsidiary of the Primary Borrower as described in sub-clause (b), given by any shareholder or the like in the obligor over its shares or the like in the capital of the obligor) to secure such Indebtedness or any recourse referred to in (iii) below, Provided that (A) the extent of such recourse to such obligor (or its shareholder or the like) is limited solely to the amount of any recoveries made on such enforcement, and (B) such person or persons are not entitled, by virtue of any right or claim arising out of or in connection with such Indebtedness, to commence proceedings for the winding up or dissolution of the obligor (or its shareholder or the like) or to appoint or procure the appointment of any administrator, receiver, administrative receiver, trustee or similar person or official in respect of the obligor (or its shareholder or the like) or any of its assets (save for the assets the subject of such Encumbrance); and/or

              (iii) recourse to such obligor generally, or directly or indirectly to a member of the Group, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available.

       For the purpose of each of paragraphs (a), (b) and (c) of this definition:

       (aa) an off-take agreement entered into between a Group Company and a Project Finance Subsidiary, or an obligor in respect of Project Finance Borrowing described in paragraph (c), which is on arms length terms shall not of itself be deemed to be a guarantee, indemnity or other form of assurance, undertaking or support or to involve liability or recourse; and

       (bb) any right of recourse against a member of the Group as a result of its shareholding in an unlimited company, partnership or similar entity will be deemed to be a guarantee, indemnity or other form of assurance, undertaking or support (having substantially similar effect to a guarantee or indemnity);

       "Project Finance  Subsidiary" has the meaning set out in paragraph (a) or
       (b) of Project Finance Borrowing and also means any Subsidiary of any such person;

       "Proportion" means, in relation to a Bank, the proportion borne by its Commitment to the Total Commitments (or, if the Total Commitments are then zero, by its Commitment to the Total Commitments immediately prior to their reduction to zero) in each case with respect to the relevant Tranche of the Revolving Facility;

       "Qualifying Bank" means:

       (a)    a person which:

              (i) is a bank within the meaning of Section 840A of the Income and Corporation Taxes Act 1988; and

              (ii) is or will (on becoming a Bank) be beneficially entitled to any interest paid and to be paid to it (as a Bank) under this Agreement; and

              (iii) is within the charge to United Kingdom corporation tax as respects such interest,

              except that, if Section 349 or Section 840A of the Income and Corporation Taxes Act 1988 is repealed, modified, extended or re-enacted, the Facility Agent may at any time and from time to time (after consultation with the Primary Borrower and the Banks) amend this paragraph (a) in such manner as it may determine acting reasonably to be appropriate by giving notice of the amended paragraph (a) to the Primary Borrower and the Banks so as, so far as practicable, to put the Banks in the same position as they would otherwise have been in; or

       (b)    a Treaty Lender;

       "Qualifying Preference Shares" means on any date preference shares of any member of the Group expressed (whether by law, agreement or otherwise) to be redeemable at the option of the issuer, any other person or otherwise on or before the Final Repayment Date;

       "Quarter" means each three-month period ending on the last day in March, June, September and December in each year;

       "Quarter Date" means the final day of each Quarter;

       "Quotation Date" means, in relation to an Interest Period, Maturity Period or other period for which LIBOR is to be determined:

       (a)    the first day of such period if the Advance is in Sterling;

       (b) the second Banking Day before the first day of such period (or such other date on which quotations would customarily be provided by leading banks in the London interbank market for deposits in the relevant currency for delivery on the first day of such period), if the Advance is in an Optional Currency;

       "REC" means Eastern Electricity plc (company no. 2366906 or any successor as the Licensee in respect of the Distribution Business);

       "Recovering Bank" has the meaning given to that term in clause 15.2 (Pro-rata payments);

       "Reference Banks" means The Chase Manhattan Bank and any two other banks selected by the Facility Agent with the consent of the Primary Borrower (which is not to be unreasonably withheld), or if any of them ceases to so act, such other bank or banks as shall be selected by the Facility Agent in accordance with clause 23.7 (Change of Reference Banks);

       "Related Persons" each of the Facility Agent, the Issuing Bank, any successor Facility Agent or Issuing Bank arising under clause 17
       (Facility Agent) and the Arrangers, together with their respective Affiliates and the officers, directors, employees, agents, trustees and attorneys-in-fact of such persons and Affiliates;

       "Relevant Company" means any of the Obligors, Finco 2, Bidco, The Energy Group Limited (company no. 3613919) and the Principal Subsidiaries;

       "Relevant Person" means the Parent and any Affiliate or Associated Company of the Parent which is neither the Primary Borrower nor a member of the Group nor a Project Finance Subsidiary;

       "Reservations" means (a) the principle that equitable remedies may be granted or refused at the discretion of the court, (b) the limitation on enforcement by laws of general application relating to insolvency, liquidation, reorganisation, court schemes or administration, and (c) the time barring of claims under the Limitation Act 1980;

       "Revolving Advance" means each borrowing made or to be made by way of an advance under the Revolving Credit Facility or (as the context requires) the principal amount of that borrowing outstanding at any relevant time;

       "Revolving Credit Facility" means the facility granted by the Banks to the Borrowers in accordance with clauses 2.1(b) and (c) (The Facilities);

       "Second-Tier Supply Business" has the same meaning as in the PES Licence;

       "Secretary of State" means the Secretary of State for Trade and Industry from time to time or such other person as may for the time being be fulfilling the functions of the Secretary of State under the Electricity Act or the Gas Acts;

       "Security Interest" means any mortgage, pledge, lien, charge, assignment by way of security, deposit of cash subject to contractual restrictions on re-drawing, arrangement for retention of title, hypothecation or security interest, or any other agreement or arrangement having the effect of conferring security or a security interest;

       "Spot Rate" means, in respect of any sum denominated in any currency other than Sterling, the Facility Agent's spot rate of exchange for purchase of that sum in that currency in the London foreign exchange market with Sterling at or about 11.00 am on a particular day;

       "SPV" means any company or other entity directly or indirectly wholly-owned by the Primary Borrower, incorporated or otherwise established, and used, solely for the purpose of issuing one or more capital market instruments for the purpose of raising finance on behalf of the Group and, if applicable, carrying out all functions falling to be carried out by it under a securitisation or other financing arrangement for which it was established;

       "Sterling" and "(pound)" mean the lawful currency for the time being of the United Kingdom and in respect of all payments to be made under this Agreement in Sterling mean immediately available, freely transferable cleared funds;

       "Sterling Amount" means:

       (a) in respect of Outstanding Contingent Liabilities, the sum of the amount in Sterling of the Outstanding Contingent Liabilities under Letters of Credit denominated in Sterling and the amount of Sterling required to purchase the currency amount of the Outstanding Contingent Liabilities under Letters of Credit denominated in each other currency at the Spot Rate at the relevant time and so that such Sterling Amount shall be recalculated by the Facility Agent:

              (i)    in any event, on every Quarter Date; and

              (ii) on each date on which the Majority Banks request the Facility Agent to do so in accordance with the provisions of clause 4.11 (Currency Fluctuations),

              and the recalculated amount shall thereupon and until the next recalculation required by this Agreement constitute the Sterling Amount of Outstanding Contingent Liabilities under any Letters of Credit for all purposes of this Agreement;

       (b) in respect of each Advance, if such Advance is denominated in Sterling, the amount of the Advance requested in the Drawdown Notice relating to the Advance, or, in the case of an Advance denominated in an Optional Currency the amount of Sterling required to purchase such amount calculated at the Spot Rate on the Quotation Date in each case as reduced by the amount (if any) of such Advance which has been repaid;

       "Subordinated Debt" means Indebtedness incurred on terms which to the reasonable satisfaction of the Facility Agent:

       (a)    prohibit   repayment  or  prepayment  of  any  principal   amounts
              (including capitalised interest) during the Finance Period;

       (b) prohibit the holder of that Indebtedness from exercising any rights or remedies which it might otherwise have to recover such Indebtedness during the Finance Period; and

       (c) provide that in the event of insolvency, dissolution, liquidation or other insolvency proceedings such Indebtedness shall be effectively subordinated in right of payment to all liabilities of the Obligors under the Finance Documents.

       "Subsidiary" means:

       (a)    a subsidiary within the meaning of section 736 of the Act; and

       (b) for the purposes of the definition of "Affiliate" and "Group" and clauses 10.2 (Preparation of Financial Statements), 11.1 (Financial Ratios), 11.2 (Change of Accounting policies), 20.7 (Pre-contractual effect of exoneration) and schedule 6 (Form of Accession Certificate) only, a subsidiary undertaking within the meaning of section 258 of the Act;

       "Substitute"   has  the  meaning  given  to  that  term  in  clause  16.3
       (Substitution);

       "Substitution Certificate" means a certificate substantially in the terms of schedule 5 (Form of Substitution Certificate);

       "Supply Business" means, in the case of a Licensee under the PES Licence, its authorised business as a public electricity supplier in the authorised area as such terms are used in its PES Licence from time to time;

       "Target" means the company formerly known as The Energy Group PLC (company no. 3257256) and subsequently re-named as Energy Holdings (No.
       3) Limited;

       "Target Shares" means the issued and to be issued shares in the capital of the Target;

       "Taxes" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature including without limitation any interest or penalties payable in connection with any failure or delay in paying any of the same and "Taxation" shall be construed accordingly;

       "Term Advance" means each borrowing under the Term Facility or (as the context requires) the principal amount of that borrowing outstanding at any relevant time;

       "Term Facility" means the facility granted by the Banks under clause 2.1(a) (The Facilities);

       "Test Period" means:

       (a)    each  twelve-month  period ending on the last day of each Quarter;
              and

       (b) each accounting reference period (as defined in Part VIII of the Companies Act 1985) of the Primary Borrower or, where it applies to the Leverage Ratio, Finco 2, ending on 31 December in each year;

       "Total Commitments" means, in respect of a Facility or (as the context requires) the Facilities at any relevant time, and save as otherwise provided herein, the total of the Commitments of all the Banks in respect of such Facility or Facilities (as appropriate) at such time;

       "Total Contributions" means, in respect of any Facility or (as the context requires) the Facilities at any relevant time, the total of the Contributions of all the Banks in respect of such Facility or Facilities (as appropriate) at such time;

       "Treaty Lender" means a person which (a) is resident (as such term is defined in the appropriate double taxation treaty) in a country with which the United Kingdom has a double taxation treaty giving residents of that country complete exemption from the imposition of any withholding or deduction for or on account of United Kingdom Taxes on interest; and (b) does not carry on business in the United Kingdom through a permanent establishment with which the Indebtedness under this Agreement in respect of which the interest is paid is effectively connected;

       "Treaty on European Union" means the Treaty of Rome of 25 March 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on 1 February 1992 and came into force on 1 November 1993), as amended from time to time;

       "Utilisation" means the making of an Advance or the Issue of a Letter of Credit; and

       "Voting Shares" means outstanding shares of capital stock of any class of the Parent entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

1.3    Headings

       Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4    Construction of certain terms

       In this Agreement, unless the context otherwise requires:

       (a) references to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;

       (b) references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement (including any Accession Certificate and Substitution Certificate), that provision or that document as in force for the time being and as from time to time amended, novated or supplemented in accordance with its terms, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Facility Agent;

       (c) references to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any Government Entity;

       (d) references to an "authorisation" mean and include any consent, authorisation, licence, approval and permit;

       (e) words importing the plural shall include the singular and vice versa;

       (f)    references to a time of day are to London time;

       (g) references to a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any unincorporated body of persons, undertaking (within the meaning of Section 259(1) of the Act) or other joint venture, organisation or association (whether or not having separate legal personality) or any two or more of the foregoing;

       (h) references to "assets" include all or part of any business, undertaking, real property, personal property, shareholdings, assets, revenues, uncalled capital and any rights (whether actual or contingent, present or future) to receive, or require delivery of, any of the foregoing;

       (i) references to the "equivalent" of an amount specified in a particular currency (the "specified currency amount") shall be construed as a reference to the amount of the other relevant currency which can be purchased with the specified currency amount at the Spot Rate on the day on which the calculation falls to be made for spot delivery, as conclusively determined by the Facility Agent;

       (j) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended;

       (k) references to documents being in the "agreed form" mean documents initialled on behalf of the Facility Agent and the Arrangers and on behalf of the Obligors, or if there is no such document, the form reasonably required by the Facility Agent;

       (l) references to "VAT" are to be construed as including references to any similar Tax;

       (m) "including" and "in particular" shall not be construed restrictively but shall mean "including, without prejudice to the generality of the foregoing" and "in particular, but without prejudice to the generality of the foregoing" respectively;

       (n) references to documents being "certified copies" mean copies certified as being true, complete and up-to-date copies as of a date no earlier than the date of this Agreement by an officer of the Primary Borrower who is at such time duly authorised to execute or certify such documents on behalf of the Primary Borrower;

       (o) "arms length terms" means on terms which are no more or less favourable to the other party to the relevant transaction than could reasonably be expected to be obtained in a comparable transaction with a person unconnected with the Group;

       (p) references to "holding company", save as otherwise defined, shall bear the same meaning as in section 736 of the Act, as if extended to bodies corporate wherever incorporated;

       (q)    a Letter of Credit being "repaid" or "prepaid" is effected by:

              (i) providing the Issuing Bank with cash cover in the currency in which that Letter of Credit is denominated;

              (ii) reducing (in accordance with the terms of this Agreement and the relevant Letter of Credit) the amount that may be demanded under that Letter of Credit (or by such amount automatically reducing in accordance with the terms of the relevant Letter of Credit); or

              (iii) cancelling that Letter of Credit by returning the original to the Issuing Bank together with written confirmation (in form and substance satisfactory to the Issuing Bank) from the beneficiary that the Issuing Bank has no further liability under that Letter of Credit;

       (r) any provision of this Agreement stated to have effect on, after, or as from, 1 January 1999 will, to the extent that the provision relates to any currency of a state which is not a Participating Member State on 1 January 1999, have effect in relation to that currency on the date on which it becomes a Participating Member State;

       (s) unless the context requires otherwise, expressions defined in the Act shall have the same meanings in this Agreement, except that the expression "company" shall include a body corporate established outside Great Britain;

       (t) "Associated Company" shall have the meaning given to it in the Appropriate Accounting Principles; and

       (u) references to a "wholly-owned" or "partly-owned" member of the Group or Subsidiary of the Primary Borrower shall be construed:
              (i) to refer to Subsidiaries whether directly or indirectly owned by the Primary Borrower; and (ii) on the assumption that the Primary Borrower owns 100% of Finco 2; and

       (v) for the avoidance of doubt, neither a lease nor a Finance Lease entered into on arm's length terms shall be regarded as an agreement or arrangement having the effect of conferring security or a security interest.

2.     THE COMMITMENTS

2.1    The Facilities

       The Banks, relying upon each of the representations and warranties in clause 9 (Representations and Warranties) and upon and subject to the conditions hereof, agree to make available:

       (a) to the Primary Borrower, the Term Facility in the principal sum of (pound)750,000,000;

       (b)    to  the  Primary  Borrower  and  the  Additional  Borrowers,   the
              Revolving Credit Facility Tranche A in the principal sum of (pound)200,000,000; and

       (c)    to  the  Primary  Borrower  and  the  Additional  Borrowers,   the
              Revolving Credit Facility Tranche B in the principal sum of (pound)325,000,000.

       The obligations of each Bank under this Agreement shall be to participate in each Advance in the proportion which its Commitment in respect of the Term Facility or the relevant Tranche of the Revolving Credit Facility, as the case may be, bears to the Total Commitments in respect of the Term Facility or such Tranche of the Revolving Credit Facility but so that no Bank shall be under any obligation to participate in an Advance if and to the extent its Commitment in respect of the Term Facility or the relevant Tranche of the Revolving Credit Facility would thereby be exceeded.

2.2    Finance Parties' obligations several

       The obligations of each Finance Party under this Agreement are several; the failure of any Finance Party to perform such obligations shall not relieve any other Finance Party or any Obligor of any of their respective obligations or liabilities under this Agreement nor shall any Finance Party be responsible for the obligations of any other Finance Party under this Agreement.

2.3    Finance Parties' interests several

       Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Finance Parties are several and the amount due to each of the Finance Parties (for its own account) is a separate and independent debt. Without prejudice to any other provision of this Agreement (including any requirement for action to be approved or instigated by, or with the consent or approval of, the Majority Banks) each of the Finance Parties shall have the right to protect and enforce its rights in respect of amounts which have become due and payable to it under this Agreement and it shall not be necessary for any other Finance Party to be joined as an additional party in any proceedings for this purpose.

3.     THE CONDITIONS

3.1    Documents and evidence

       No Utilisation may be made until the Facility Agent, or its duly authorised representative, shall have received the documents and evidence specified in Part A of Schedule 3 (Conditions Precedent), in each case in form and substance satisfactory to the Facility Agent and the Facility Agent shall, once it is so satisfied, so confirm in writing to the Primary Borrower.

3.2    General conditions precedent

       Subject to clause 3.3 (Waiver of conditions precedent), in respect of each Facility, the obligation of each Bank to contribute to a Utilisation is subject to the further conditions that at the date of each Drawdown Notice and on each Drawdown Date:

       (a) the applicable representations and warranties set out in clause 9 (Representations and Warranties) are true and correct on and as of each such date as if each such representation and warranty were made with respect to the facts and circumstances existing at such date; and

       (b) no Default shall have occurred and be continuing (which has not been waived) or would result from the making of such Utilisation, but this clause 3.2(b) shall not prevent the rollover of an existing Revolving Credit Advance (without increasing the amount thereof) for a Maturity Period of no more than one month at any time when no Event of Default has occurred and is continuing (which has not been waived).

3.3    Waiver of conditions precedent

       The conditions specified in this clause 3 (The Conditions) are inserted solely for the benefit of the Banks and may be waived on their behalf in whole or in part and with or without conditions by the Facility Agent acting on the instructions of the Majority Banks in respect of any Advance.

3.4    Repayment and cancellation of Original Facilities Agreement

       (a)    No Utilisation may be made:

              (i) until the Finance Period (as defined in the Original Facilities Agreement) expires, except, subject to the terms of this Agreement, a Utilisation used solely in refinancing the whole of the obligations under the Original Facilities Agreement; and

              (ii) unless a notice of cancellation in respect of the whole of the obligations under the Original Facilities Agreement has been delivered to the facility agent under such agreement.

       (b) If the Finance Period (as defined in the Original Facilities Agreement) has not expired within thirty days after the date of this Agreement or such later date as may be agreed with the Facility Agent (acting on the instructions of Majority Banks), all Commitments under this Agreement shall be completely cancelled and no Utilisations made.

4.     ADVANCES AND LETTERS OF CREDIT

4.1    Term Facility

       (a)    Repayment of outstandings under the Original Facilities Agreement

              Subject  to the  terms  and  conditions  of this  Agreement,  Term
              Advances may only be drawn down in order to re-finance term advances under the Original Facilities Agreement, any interest rolled up thereon, and any revolving advances drawn under the Original Facilities Agreement to pay interest on such outstanding term advances, and only following receipt by the Facility Agent of an appropriately completed Drawdown Notice in the form set out in Part A of Schedule 2 (Term Facility) signed on behalf of the Primary Borrower not later than 11am two Banking Days before the proposed Drawdown Date. No Term Advance may be made after the Available Commitment Termination Date.

       (b)    Book entries

              The implementation of clause 4.1 (a) (Repayment of outstandings under the Original Facilities Agreement) shall where identical amounts are due to and from the same Banks be by way of book entries. The Banks shall participate in each Term Advance on the basis of the notifications made by the Facility Agent to achieve the above.

4.2    Revolving Credit Facility

       (a)    Drawdown

              Subject to the terms and conditions of this Agreement, Revolving Advances shall be made to any Borrower following receipt by the Facility Agent from such Borrower of an appropriately completed Drawdown Notice relating to the Revolving Credit Facility and in the form set out in Part B of
              Schedule 2 (Revolving Credit Facility) signed on behalf of that Borrower not later than 11 a.m. two Banking Days, or, in the case of non-sterling Advances, 3 p.m. three Banking Days before the proposed Drawdown Date.

       (b)    Amount

              Each Drawdown Notice delivered to the Facility Agent pursuant to clause 4.2(a) (Drawdown) shall be irrevocable and shall specify:

              (i) the proposed Drawdown Date, which shall be a Banking Day falling prior to the Available Commitment Termination Date of the relevant Tranche of the Revolving Credit Facility;

              (ii) the currency of denomination of the Advance (being Sterling or an Optional Currency);

              (iii) the amount of the Revolving Advance, which shall be of (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000 (or if such Advance is to be denominated in an Optional Currency, an integral multiple of 1,000,000 of the largest currency unit of that Optional Currency but in an amount at least the equivalent of (pound)5,000,000) or, if less, the Available Amount in respect of the relevant Tranche of the Revolving Credit Facility on the relevant Drawdown Date;

              (iv) the Maturity Period which shall be of 1, 2, 3 or 6 months (or such other period as the Facility Agent, acting on the instructions of the Majority Banks, shall agree) ending not later than the Final Repayment Date of the relevant Tranche of the Revolving Credit Facility;

              (v) the account to which the proceeds of the proposed Advance are to be paid.

       (c)    Number of Advances

              There shall be no more than 15 Revolving Advances outstanding at any time, and not more than one Revolving Advance may be made under each Tranche of the Revolving Credit Facility in any period of 5 consecutive Banking Days.

       (d)    Calculation of Available Commitment

              For the purpose of calculating the Available Commitment, the Outstanding Contingent Liabilities under a Letter of Credit will initially be its Sterling Amount on the Issue Date, subject to recalculation by the Facility Agent in accordance with the definition of "Sterling Amount" and clause 4.11 (Currency fluctuations).

       (e)    Cancellation on the Available Commitment Termination Date

              Without prejudice to any other provision of this Agreement, the Total Commitments under the Revolving Credit Facility shall in any event be reduced to zero on the Available Commitment Termination Date of the relevant Tranche of the Revolving

              Credit Facility and no Advance may be drawn by any Borrower under that Tranche thereafter.

       (f)    Netting

              If, on any Maturity Date, a Bank is required to provide another Revolving Credit Advance to the same Borrower in the same currency, the Facility Agent shall apply the amount which that Bank is required to make available in respect of the new Revolving Credit Advance in or towards the repayment (or, if it is a different currency, the purchase of the relevant currency required for the repayment) for the account of the relevant Borrower of the amount of the Revolving Credit Advance (in its currency of denomination) which is then due to be repaid to that Bank. Any difference between the amount which is due to that Bank and the amount which that Bank is required to make available on that Maturity Date shall remain payable by the relevant Borrower or that Bank, as the case may be.

4.3    Utilisations generally

       (a) A Drawdown Notice (or notice purporting to be such) shall only be effective if it complies with this Agreement and only upon actual receipt by the Facility Agent and, once given, shall be irrevocable.

       (b) As soon as practicable after receipt of each Drawdown Notice complying with this Agreement the Facility Agent shall notify each Bank of such receipt and of the date on which the proposed Advance is to be made and of the relevant Interest Period or, as the case may be, the relevant Maturity Period and each Bank shall on such Drawdown Date or, the case may be, on the first day of the relevant Interest Period participate in such Advance by making available to the Facility Agent its portion of such Advance in accordance with clause 8.2 (Payments by the Banks or by Obligors).

       (c) For the purpose of calculating the Available Amount, the amount of any Advance outstanding in an Optional Currency shall be its Sterling Amount. Where an Advance denominated in an Optional Currency is to be repaid and a new Advance denominated in the same Optional Currency is to be drawn down on the same day, the currency amounts to be repaid and re-drawn may be netted off, and the Sterling Amount of the new Advance and the Available Amount which can be drawn on that day will be recalculated accordingly.

       (d) The Primary Borrower shall not be entitled to utilise the Revolving Credit Facility except that:

              (i) subject to paragraph 4.3(d)(ii), the Primary Borrower may draw down Revolving Advances (including Revolving Advances to finance payment to the holders of loan notes issued pursuant to the Acquisition if and when such holders require redemption of those loan notes) if and to the extent that it shall immediately on-lend the amount thereof to other members of the Group by means of the Primary Borrower first lending the relevant amount to Finco 2; and

              (ii) the Primary Borrower may draw down Revolving Advances otherwise than in compliance with clause 4.3(d)(i) above only up to an aggregate amount outstanding at any time of (pound)25,000,000; and

       (e) Subject to clause 3 (The Conditions), utilisations of letters of credit under the Original Facilities Agreement which are still open and any Letters of Credit opened in renewal or replacement of such letters of credit shall be deemed to have been drawn under this Agreement by Finco 2 for all purposes of this Agreement and, by its execution of this Agreement, Finco 2 agrees (in consideration of the execution of this Agreement by the Banks) that it will assume, all liabilities under the Original Facilities Agreement and/or this Agreement, relating to such letters of credit and the Finance Parties agree that the Primary Borrower shall be liable under this Agreement only as a Guarantor in respect of such drawings. The Banks agree that the Facility Agent may execute a release in a form satisfactory to the Facility Agent in favour of the issuing bank and the banks (if they so request) under the Original Facilities Agreement in relation to the letters of credit under the Original Facilities Agreement.

4.4    Application of proceeds

       None of the Finance Parties shall have any responsibility for the application of the proceeds of any Advance by any Borrower.

4.5    Issue of Letters of Credit

       Subject to the provisions of this Agreement, the Issuing Bank will Issue a Letter of Credit specified in a Drawdown Notice at the request of any Borrower, if the Facility Agent has received the Drawdown Notice for a Letter of Credit in the form set out in Part C of Schedule 2 (Letters of Credit) signed on behalf of that Borrower not later than 11.00 am five Banking Days prior to the proposed Issue Date and:

       (a) the proposed Issue Date is a Banking Day on or before the Final Repayment Date of the relevant Tranche of the Revolving Credit Facility;

       (b) the face value of each Letter of Credit is or is equivalent to a minimum Sterling Amount of (pound)1,000,000;

       (c) the Expiry Date falls on or before the earlier of (i) 12 months from the Issue Date or (ii) the Final Repayment Date of the relevant Tranche of the Revolving Credit Facility;

       (d) the Issuing Bank and (if different) the Facility Agent have agreed its terms;

       (e) the Sterling Amount of the Letter of Credit requested does not exceed the Available Amount in respect of the relevant Tranche of the Revolving Credit Facility;

       (f) after such Issue, there will be no more than ten Letters of Credit outstanding;

       (g) no order, judgment or decree of any Government Entity or arbitrator shall be outstanding which by its terms purports to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, nor shall any requirement of law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Entity with jurisdiction over the Issuing Bank prohibit, or request that the Issuing Bank refrain from, the Issuance of Letters of Credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the

              Issuing Bank is not otherwise compensated hereunder and which is not in effect on the date of this Agreement), or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the date of this Agreement and which the Issuing Bank in good faith deems material to it;

       (h) the currency in which the relevant Letter of Credit is to be denominated is, in the opinion of the Issuing Bank, not likely to be subject to undue fluctuation against Sterling and is likely to be freely convertible and available in sufficient amounts to enable the Issuing Bank to discharge its obligations as they fall due;

       (i) the Issuing Bank has approved (and been approved by) the relevant beneficiary; and

       (j)    the  total   Sterling   Amount  of  all   Outstanding   Contingent
              Liabilities under all Letters of Credit then outstanding would not exceed (pound)400,000,000.

4.6    Letters of Credit

       (a) Issuing Bank as principal: the Issuing Bank will act as principal of each Letter of Credit Issued by it and each Bank will counter-indemnify the Issuing Bank in respect of the Outstanding Contingent Liabilities thereunder in the relevant Proportion;

       (b)    Obligors'    Authorisation    and    Indemnity:    each    Obligor
              unconditionally and irrevocably:

              (i) authorises the Issuing Bank to comply with any demand which appears to be duly made by a third party in respect of a Letter of Credit without any further reference to the relevant Borrower on the terms set out in Schedule 7 (Terms of Borrowers' Indemnity);

              (ii) agrees that its authorisation under clause 4.6(b)(i) and its indemnity referred to in clauses 4.6(b)(iii) and 4.6(b)(iv) shall remain in full force and effect and shall not be discharged until such date as the Facility Agent (acting on the instructions of the Issuing Bank) shall notify the relevant Borrower that it is satisfied (acting reasonably) that the Issuing Bank remains under no liability (actual or contingent) in respect of any Letter of Credit;

              (iii) agrees that each Letter of Credit is Issued subject to and with the benefit of the provisions of Schedule 7 (Terms of Borrowers' Indemnity); and

              (iv) if a Finance Party suffers any liabilities, damages, costs, expenses, losses and charges whatsoever in relation to or arising out of any Letter of Credit Issued or in relation to or arising out of clause 4.7 (Banks' Guarantee and Indemnity), the benefit of Schedule 7 (Terms of Borrowers' Indemnity) shall extend to such Finance Party. A Borrower may finance a payment under such indemnity by drawing down a Revolving Advance if it is then entitled to do so in accordance with the terms of this Agreement.

       (c) Non-contravention of US law: No Obligor will request the Issue of a Letter of Credit which would contravene any of the laws of the United States Of America.

4.7    Banks' Guarantee and Indemnity

       Each Bank hereby irrevocably and unconditionally:

       (a) subject to clause 4.7(b), guarantees to and indemnifies (in each case on the terms set out in Schedule 8 (Terms of Interbank Guarantee and Indemnity)) the Issuing Bank severally in its Proportion and on demand by the Issuing Bank, the due and punctual performance by any relevant Borrower of all its obligations in respect of each Letter of Credit Issued by the Issuing Bank;

       (b) if it is not permitted by its constitutional documents or any applicable law to grant guarantees, agrees that, upon any failure of a relevant Borrower to make timely payment of any amount due in respect of a Letter of Credit, such Bank shall take (and upon the occurrence of an Event of Default specified in clauses 12.1(e) to
              (n) (Events of Default) (or any event occurs which under the applicable law of any relevant jurisdiction has an analogous, similar or equivalent effect to any such events) shall be deemed to have taken without any further action, as of the Issue Date of each outstanding Letter of Credit), an undivided participating interest from the Issuing Bank in each Letter of Credit outstanding at such time in a proportion equal to such Bank's Proportion. Each Bank shall hold the Issuing Bank harmless and indemnify the Issuing Bank for such Bank's proportionate share of any drawing under any Letter of Credit in which it has taken an undivided participating interest under this clause 4.7;

       (c) as a separate and independent stipulation agrees that any sum of money intended to be the subject of the guarantee in clause 4.7(a), shall be recoverable from it (in its Proportion) as sole principal debtor even if such sum would not be recoverable from any relevant Borrower by reason of any legal limitation, disability or incapacity or liquidation of any of them or any other fact or circumstance (whether known to the Issuing Bank or not) but which would have been recoverable from such Bank if it were the sole or principal debtor in respect of such liability in place of any such Borrower.

4.8    Calculation of Interest if Bank makes a Guarantee or Indemnity Payment

       Any payment made or to be made by a Bank pursuant to clause 4.7 (Banks' Guarantee and Indemnity) and any unreimbursed amount due to the Issuing Bank shall (for the purpose of calculating interest thereon which is due from the relevant Borrower) be deemed to have been made available to that Borrower by way of a Revolving Advance on the date such payment is made or is to be made (or reimbursed) and accordingly is subject to the terms and conditions hereof and, after the earliest date on which a Revolving Advance could have been drawn down to fund such liability, such amount shall be treated as if it were an overdue sum with an initial term of one month but (for all other purposes) shall be immediately due and payable by the relevant Borrower.

4.9    Defaulting Banks

       If a Bank (a "Defaulting Bank") fails to make payment on its due date of any amount (an "overdue amount") due from it for the account of the Issuing Bank pursuant to clause 4.7 (Banks' Guarantee and Indemnity) then until the Issuing Bank (or the Facility Agent on its behalf) has received payment of such overdue amount in full (and without prejudice to any other rights or remedies of the Issuing Bank in respect of such failure):

       (a) the Issuing Bank shall be entitled to receive any remuneration which such Defaulting Bank would otherwise have been entitled to receive in respect of the Revolving Credit Facility; and

       (b) the overdue amount shall bear interest at the rate of one per cent per annum over LIBOR plus the Mandatory Cost Rate for the time being from the due date until the date of payment and any such interest which accrues shall be compounded monthly.

4.10   Subrogation of Banks making guarantee payments

       (a) Each Obligor agrees that if any Bank makes any payment under clause 4.7 (Banks' Guarantee and Indemnity) it will immediately be subrogated to any rights that the Issuing Bank may then have against the relevant Borrower in respect of the amount paid and such subrogation will be subject to the terms set out in Schedule 7 (Terms of Borrowers' Indemnity).

       (b) Each Obligor agrees to indemnify the Bank making such a payment in respect of that payment and all costs and expenses properly incurred by the Bank in recovering or attempting to recover any amount pursuant to such rights of subrogation.

4.11   Currency Fluctuations

       In addition and without prejudice to the Banks' other rights hereunder, the Facility Agent shall on every Quarter Date (and at any other time at which it is requested to do so by the Majority Banks) calculate the aggregate of the Sterling Amounts of all Outstanding Contingent Liabilities under all Letters of Credit then outstanding.

4.12   Clawback

       If the Facility Agent at any time issues a certificate addressed to the Primary Borrower that in its opinion the aggregate of the Sterling Amounts of Outstanding Contingent Liabilities under all Letters of Credit then outstanding is equal to or exceeds 105% of the aggregate amount of the Banks' Commitments under the Revolving Credit Facility less the amount of all outstanding Revolving Advances at that time, the Facility Agent may give notice to the Primary Borrower requiring it within five Banking Days either to:

       (a) make arrangements to repay Revolving Advances and/or reduce the amount of the Letters of Credit outstanding so as to bring the Sterling Amount of all such Outstanding Contingent Liabilities to an amount equal to or below 100% of that aggregate amount; or

       (b) provide the Issuing Bank with cash cover in the currency in which any Letter of Credit is denominated of such amount as would cause the requirements of this clause 4.12 to be satisfied.

4.13   Cash Cover

       Where cash cover is provided by an Obligor under clause 4.12 (Clawback) or otherwise under this Agreement, the Issuing Bank undertakes to place the relevant cash deposit in an account with it bearing interest at a rate and on the standard terms applicable to corporate customers of such Bank making deposits of an equivalent size and for an equivalent duration (or on such other terms as such Bank and the relevant Obligor may agree). Interest accruing on cash deposited as cash cover shall be for the account of and paid to such Obligor but shall not be paid to any Obligor (but shall be compounded) during the continuance of an Event of Default which shall not have been waived.

4.14   Unavailability of Optional Currency

       If a Borrower requests that an Advance be denominated in an Optional Currency during its Maturity Period as provided in clause 4.2(b)(ii) (Amount), and:

       (a) no later than 10.00 a.m. on the Quotation Date for such Advance, any Bank or Banks (in this clause 4.14 only, an "Affected Bank" or, if more than one, the "Affected Banks") notifies the Facility Agent (providing detailed reasons and justification therefor) that it is not able to comply with such request; or

       (b) no later than 11.00 a.m. on the Quotation Date for such Advance, the Facility Agent notifies the relevant Borrower and the Banks that by reason of circumstances affecting the London Interbank Market generally it is not feasible for such Advance to be made in such Optional Currency or, as the case may be, denominated in such Optional Currency for the relevant Maturity Period; or

       (c) to give effect to such request would cause the Advances under the relevant Tranche of the Facility to be denominated in more than four Optional Currencies,

              then:

              (i) if the circumstances in paragraph (a) above only apply, the relevant Borrower and the Facility Agent shall agree to adjust the amount of such Advance to exclude the participation therein of the Affected Bank or Affected Banks and the Affected Bank or Affected Banks shall make a separate Advance in Sterling in the amount of their scheduled participation in such Advance Provided always that the Maturity Period thereof ends on the same day as the Maturity Period of such Advance; and/or

              (ii) if the circumstances in (b) and/or (c) apply, such Advance shall not be made unless the relevant Borrower specified in the Drawdown Notice in respect of such Advance and the Banks otherwise agree that such Advance should be denominated in Sterling and/or in one or more Optional Currencies in such circumstances, in which case such Advance shall be made in Sterling and/or (as the case may be) in such Optional Currency or Currencies in the Sterling Amount relating to such Advance.

5.     INTEREST AND INTEREST PERIODS

5.1    Interest on the Term Advances

       The Primary Borrower shall pay interest on each Term Advance in respect of each Interest Period on the relevant Interest Payment Date (or, in the case of Interest Periods of more than six months, by instalments, every six months from the commencement of the relevant Interest Period and on the relevant Interest Payment Date) at the rate per annum determined by the Facility Agent to be the aggregate of (a) the Applicable Margin, (b) the Mandatory Cost Rate and (c) LIBOR.

5.2    Interest Periods for the Term Advances

       (a) The Primary Borrower may by notice received by the Facility Agent not later than 11 a.m. on the second Banking Day before the beginning of each Interest Period in respect of each Term Advance specify whether such Interest Period shall have a duration of 1, 2, 3 or 6 months (or such other period as the Facility Agent, acting on the instructions of the Majority Banks, may agree).

       (b) Every Interest Period in respect of each Term Advance shall be of the duration specified by the Primary Borrower pursuant to clause 5.2(a) but so that:

              (i) each Interest Period in respect of each such Advance shall commence on the date of the expiry of the previous Interest Period;

              (ii) if otherwise there would be more than 10 Term Advances outstanding with different Interest Payment Dates, the Primary Borrower shall select Interest Periods for such Advances ending on the same day as the then current Interest Period for another such Advance and on the last day of such Interest Period such Advances shall be consolidated into and shall thereafter constitute a single Advance;

              (iii) if any Interest Period in respect of a Term Advance would otherwise overrun the Final Repayment Date, such Interest Period shall end on such date;

              (iv) if the Primary Borrower fails to select the duration of an Interest Period in respect of an Advance in accordance with the provisions of clause 5.2(a) and this clause 5.2(b), such Interest Period shall have a duration of 3 months subject to this clause 5.2(b).

5.3    Interest under the Revolving Credit Facility

       The relevant Borrower shall pay interest on each Revolving Advance on its Maturity Date (or, in the case of a Revolving Advance having a Maturity Period of more than six months, by instalments, every six months from the relevant Drawdown Date and on the relevant Maturity Date) at the rate per annum determined by the Facility Agent to be the aggregate of (a) the Applicable Margin, (b) the Mandatory Cost Rate and (c) LIBOR.

5.4    Interest on unpaid sums

       (a) If any Obligor fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 5.4) on its due date for payment under this Agreement such Obligor shall pay interest on such sum from the due date up to the date of actual payment (after as well as before judgment) at a rate determined by the Facility Agent pursuant to this clause 5.4.

       (b) The period beginning on the due date for payment and ending on the date of actual payment shall be divided into successive periods of not more than three months as selected by the Facility Agent (after consultation with the Banks so far as reasonably practicable in the circumstances) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period but so that if the unpaid sum is an amount of principal which shall have become due and payable prior to the next succeeding Interest Payment Date relating thereto or, as the case may be, prior to the relevant Maturity Date, then the first such period selected by the Facility Agent shall end on such Interest Payment Date or, as the case may be, such Maturity Date.

       (c) The rate of interest applicable to each period referred to in clause 5.4(b) shall (subject to clause 5.6 (Alternative Interest Rates)) be the aggregate (as determined by the Facility Agent) of
              (i) one per cent per annum, (ii) the Applicable Margin (iii) the Mandatory Cost Rate and (iv) LIBOR but so that if the unpaid sum is an amount of principal (as referred to in clause 5.4(b)) interest shall be payable on such unpaid sum during the first period determined pursuant to clause 5.4(b) at a rate one per cent above the rate applicable thereto immediately before it fell due.

       (d) Interest under this clause 5.4 shall be due and payable on the last day of each period determined by the Facility Agent pursuant to this clause 5.4 or, if earlier, on the date on which the sum in respect of which such interest is accruing shall actually be paid or on such date or other dates which the Facility Agent may specify by written notice to the Primary Borrower (but not more frequently than once a month). Any interest payable under this clause 5.4 which is not paid when due shall be deemed an unpaid sum and shall itself bear interest accordingly.

5.5    Notification of Interest Periods and interest rate

       The Facility Agent shall notify the Primary Borrower (who shall notify any other relevant Borrower) and the Banks promptly of the duration of each Interest Period, Maturity Period or other period for the calculation of interest (or, as the case may be, default interest) and of each rate of interest determined by it under this clause 5.

5.6    Alternative interest rates

       If:

       (a) in attempting to calculate LIBOR under paragraph (c) of the definition of LIBOR for a specified period the Facility Agent determines at 11.00 a.m. (London time or, in the case of Euros, Central European Time) on the Quotation Date that it is unable to obtain quotations for LIBOR from any of the Reference Banks in respect of the relevant Advance or unpaid sum for the specified period; or

       (b) before its close of business on such day, the Facility Agent has been notified in writing by a Bank or group of Banks to which 35% or more of the relevant Advance or unpaid sum is (or, if the relevant Advance were made, would then be) owed that LIBOR calculated in accordance with its definition in this Agreement does not accurately reflect the cost to them of funding their participation; or

       (c) the Facility Agent, acting reasonably, determines that, by reason of circumstances affecting the London Inter-bank Market, adequate and fair means do not or will not exist for determining the rate of interest applicable to the specified period, then:

              (i)    the  Facility  Agent shall  promptly  notify in writing the
                     Primary   Borrower   and  the   Banks  of  such   event  or
                     circumstance;

              (ii) the Facility Agent (on behalf of and after consultation with the Banks) shall, within three Banking Days of such notice, negotiate with the Primary Borrower with a view to agreeing a substitute basis on which the relevant part of the Facility may be maintained;

              (iii) any substitute basis agreed in writing by the Facility Agent (on behalf of and with the consent of all the Banks) and the Primary Borrower within 30 days of such notice shall take effect in accordance with its terms and interest shall be calculated as if the substitute basis had come into effect from the beginning of the relevant specific period;

              (iv) in default of agreement within 30 days, each Bank's participation in the Advance or unpaid sum (if any) shall during that specific period bear interest at the annual rate equal to the cost to that Bank (as certified by it to the Primary Borrower within ten days of the end of that 30 day period and expressed as a percentage rate per annum) of funding its participation during that specific period by whatever means that Bank determines to be most appropriate plus the Applicable Margin and the Mandatory Cost Rate and if and to the extent that clause 5.4 (Interest on unpaid sums) applies, a further one per cent.

6.     REPAYMENT, PREPAYMENT, CANCELLATION AND REDUCTIONS

6.1    Repayment of the Term Advances

       The Primary Borrower shall repay in full all outstanding Term Advances on the Final Repayment Date.

6.2    Repayment of Revolving Advances

       The relevant Borrower shall repay each Revolving Advance in full on its Maturity Date, without prejudice to the right of that or any other Borrower, subject to the terms of this Agreement, to continue to make utilisations up to the Available Amount.

       On the Final Repayment Date for each Tranche of the Revolving Credit Facility, the balance of all outstanding Revolving Advances under such Tranche shall in any event be repaid in full and may not be reborrowed.

       The Primary Borrower shall notify the Facility Agent not less than 60 days prior to the Final Repayment Date of Tranche A of the Revolving Credit Facility if it wishes to extend the Final Repayment Date of all or part of that Tranche by a further 364 days. The Facility Agent shall seek the instructions of all the Banks, which shall use their best endeavours to respond to such request by not later than 30 days before the Final Repayment Date. If any of the Banks agree,

       (a) Tranche A of the Revolving Credit Facility shall from the original Final Repayment Date of Tranche A consist of the aggregate commitments which one or more Banks have agreed to continue,

       (b) the Final Repayment Date of Tranche A shall be so extended by a further 364 days from and including the original Final Repayment Date and the definitions of "Commitment", and "Final Repayment Date" shall be construed accordingly, and

       (c) the Primary Borrower shall repay on its original due date any amount outstanding under Tranche A of the Revolving Credit Facility to those Banks which have not elected to extend the Final Repayment Date of Tranche A.

6.3    Optional prepayment of all the Banks

       The relevant Borrower may, subject to clause 6.6 (Cancellation of the Facilities), prepay:

       (a) a Term Advance in whole or part (if in part, being (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000) on the next succeeding Interest Payment Date in respect of such Advance or, together with any relevant amounts payable pursuant to clause 13.1 (Miscellaneous Indemnities), any Banking Day, which amount shall be applied by the Facility Agent in prepayment to the Banks to whom such Advance is owing on a pro rata basis;

       (b) a Revolving Advance in whole (but not in part) together with any relevant amounts payable pursuant to clause 13.1 (Miscellaneous Indemnities).

6.4    Affected Banks

       (a) The relevant Borrower may and, where required under this Agreement shall, prepay (in whole but not in part only), without premium or penalty, subject to clause 6.6 (Cancellation of the Facilities), the whole of the Contributions to all the Facilities of any Affected Bank. Upon any such notice of such prepayment being given, or as provided for in clause 14.1 (Unlawfulness), the Commitments of the relevant Bank to all the relevant Facilities shall be reduced to zero and the undrawn amount of the Total Commitments in respect of all the Facilities shall be reduced accordingly.

       (b) Instead of, or in addition to, its rights under clause 6.4(a) above the relevant Borrower may on payment of the amounts referred to under clause 6.5 (Prepayments Generally), without prejudice to clause 14.4 (Mitigation), require the Affected Bank to transfer pursuant to clause 16.5 (Substitution Certificate) at par all of its Commitments and Contributions to a Qualifying Bank nominated by the Borrower provided that the relevant Qualifying Bank agrees (in its absolute discretion) to accept the transfer to it and, in the case of clause 14.1 (Unlawfulness), that Bank is lawfully able to do so and the transfer is to take effect prior to the prepayment date specified by the Facility Agent thereunder.

6.5    Prepayments generally

       (a) No prepayment may be made pursuant to clauses 6.3 (Optional Prepayment of all the Banks) or 6.4 (Affected Banks) unless the Primary Borrower shall have given the Facility Agent 5 Banking Days prior notice (or in the case of a prepayment pursuant to clause 14.1 (Unlawfulness) such notice as is required under clause
              14.1 (Unlawfulness)) specifying the proposed date of the prepayment and the amount to be prepaid. Every such notice shall be effective only on actual receipt by the Facility Agent, shall be irrevocable and shall oblige the relevant Borrower to make the relevant prepayment on the date specified.

       (b) No amount of the Term Facility which is repaid or prepaid may be reborrowed.

       (c)    Prepayments  required  to be made to an  Affected  Bank  should be
              applied  first  against  the  Affected   Bank's   Contribution  to
              outstanding Term Advances, and then in the following order:

              (i) in repayment of that Bank's Contribution to outstanding Revolving Credit Facility Tranche B Advances and in permanent reduction of the Revolving Credit Facility Tranche B;

              (ii) to provide cash cover for that Bank's Proportion of the Outstanding Contingent Liabilities under the Revolving Credit Facility Tranche B;

              (iii) in repayment of that Bank's Contribution to outstanding Revolving Credit Facility Tranche A Advances and in permanent reduction of the Revolving Credit Facility Tranche A;

              (iv) to provide cash cover for that Bank's Proportion of the Outstanding Contingent Liabilities under the Revolving Credit Facility Tranche A.

       (d) All prepayments shall be made together with (to the extent these relate to the amounts prepaid):

              (i)    accrued interest to the date of prepayment;

              (ii)   any   additional   amount   payable   under   clauses   8.5
                     (Grossing-up for Taxes) or 14.2 (Increased Costs); and

              (iii) all other sums payable by the Borrower to the Banks or the relevant Bank under this Agreement including, without limitation, any accrued commitment commission payable under clause 7.2 (Commitment Fees), any Letter of Credit commission and fees under clause 7.3 (Letter of Credit
                     Fees), expenses under clause 7.4 (Expenses) and any amounts payable under clause 13.1 (Miscellaneous Indemnities).

       (e) No Borrower shall prepay all or any part of an Advance outstanding under this Agreement except at the times and in the manner expressly provided in this Agreement.

6.6    Cancellation of the Facilities

       The Primary Borrower may at any time prior to the Available Commitment Termination Date in respect of the relevant Tranche of the Revolving Credit Facility by notice to the Facility Agent (effective only on actual receipt) cancel with effect from a date not less than 10 Banking Days after the receipt by the Facility Agent of such notice the whole or any part (if in part, being (pound)10,000,000 or any larger sum which is an integral multiple of (pound)5,000,000) of the Available Amount of the relevant Tranche, in each case which is not the subject of a Drawdown Notice at such time. Such notice shall specify the Tranche to which it refers, the date upon which such cancellation is to be made and the amount of such cancellation. Any such notice of cancellation, once given, shall be irrevocable and upon such cancellation taking effect the Commitments of the Banks in respect of the relevant Tranche shall be reduced accordingly (pro-rata their respective Commitments in respect of the relevant Tranche).

6.7    Termination

       The Commitment of each Bank shall be automatically cancelled and reduced to zero at the close of business in London on the relevant Available Commitment Termination Date.

7.     FEES AND EXPENSES

7.1    Arrangement, underwriting, participation and agency fees

       The Primary Borrower shall pay to the Facility Agent or shall procure that there is paid, whether or not any part of the Commitments is ever advanced:

       (a) on the date of this Agreement fees of an amount agreed between the Primary Borrower and the Facility Agent in a letter dated on or about the date of this Agreement;

       (b) on the date of this Agreement and on each anniversary thereof until the end of the Finance Period, for the account of the Facility Agent, an agency fee of an amount agreed between the Primary Borrower and the Facility Agent in a letter dated on or about the date of this Agreement.

7.2    Commitment fees

       The Primary Borrower shall pay to the Facility Agent, whether or not any part of the Commitments is ever advanced, from the date of this Agreement on each Fee Payment Date after the date of this Agreement and on the Available Commitment Termination Date in respect of each Tranche of the Revolving Credit Facility, for the account of each of the Banks (pro-rata to their respective Commitments for the relevant Tranche), commitment commission computed in arrears at the Applicable Fees Rate on the daily amount by which the Total Commitments in respect of the relevant Tranche exceeds the aggregate of the Contributions in respect of the relevant Tranche. Accrued commitment commission will also be payable on the amount of any Commitment when cancelled on the date of its cancellation.

7.3    Letter of Credit Fees

       (a) Each relevant Borrower shall (on the dates set out in clause 7.3(c)) pay commission in Sterling to the Facility Agent for the account of the Banks (in their respective Proportions) on the Issue of any Letter of Credit requested by such Borrower in Sterling at a percentage rate per annum equal to the Applicable
              Margin on the Sterling Amount of the Outstanding Contingent Liabilities under such Letter of Credit calculated in each case on the date of Issue and recalculated on each Quarter Date from the Issue Date of such Letter of Credit until the earlier of its Expiry Date or such date as the Issuing Bank and the Banks have ceased to be under any liability (actual or contingent) in respect thereof, and on the basis of a 365 day year. If the relevant Borrower has provided cash cover for any Letter of Credit, the percentage rate per annum payable on cash covered amounts shall instead be 0.25%.

       (b) Each relevant Borrower shall pay a fronting fee to the Facility Agent for the account of the Issuing Bank on the Issue of any Letter of Credit at a rate of 0.2% per annum on the Sterling Amount of the face amount of the relevant Letter of Credit payable in advance on the date of Issue and on each Quarter Date thereafter.

       (c) The commission and fronting fee payable under clauses 7.3(a) and 7.3(b) respectively in respect of each Letter of Credit shall be paid in advance on the relevant Issue Date and on each Quarter Date in each year during the continuance of such Letter of Credit (or if such day is not a Banking Day, on the preceding Banking
              Day) commencing on the first Quarter Date falling on or after the Issue of the relevant Letter of Credit. If a Letter of Credit is terminated leaving no Outstanding Contingent Liabilities before a Quarter Date, that part of the commission paid in advance which is attributable to the period from the date of cancellation until the next Quarter Date shall be repaid to the Borrower which made the advance commission payment by set-off against any amounts then due from the Obligor to any Finance Party or, if no such amounts are due, by payment in cash.

       (d) For the avoidance of doubt, the Issuing Bank's Proportion of the commission at the rate and calculated in the manner specified in clause 7.3(a) shall be payable to the Issuing Bank in respect of its residual liability in its capacity as a Bank, notwithstanding that it does not purport to guarantee itself in its capacity as Issuing Bank.

       (e) The relevant Borrower shall pay interest on the amount demanded and outstanding under the indemnity given by them in respect of Letters of Credit in accordance with clause 4.8 (Calculation of Interest if Bank makes a Guarantee or Indemnity Payment) in addition to the commission and other fees payable under this Agreement in respect of the Revolving Credit Facility.

7.4    Expenses

       The Primary Borrower shall reimburse the Arrangers, the Banks and the Facility Agent from time to time within three Banking Days of receipt of demand:

       (a) all reasonable costs and expenses (including without limitation legal, printing and out-of-pocket expenses) together with any VAT thereon incurred by the Facility Agent and the Arrangers in connection with the negotiation, preparation and execution of the Finance Documents and the completion of the transactions contemplated in the Finance Documents, and the negotiation, preparation and execution of any amendment or extension of, or the granting of any waiver or consent under, any of the Finance Documents; and

       (b) without prejudice to the generality of (c) below, all expenses and costs (including without limitation the fees and expenses of lawyers, accountants, surveyors, valuers, environmental consultants and other professional advisers and out-of-pocket expenses) incurred by the Facility Agent in connection with the obtaining of reports and/or advice and/or the undertaking of investigations by or on behalf of the Facility Agent into or concerning the Primary Borrower or the Group following the occurrence of a Default and whilst it is continuing (or where the Majority Banks' reasonable opinion is that a Default may have occurred) and the Primary Borrower undertakes to give, and to procure that its Subsidiaries give, all such reasonable assistance (including, without limitation, access to its and/or their properties and financial and other records) at all times as the Facility Agent shall reasonably require for the purpose of enabling such reports or advice to be prepared or such investigations to be undertaken; and

       (c) after a Default has occurred, all costs and expenses (including without limitation legal and out-of-pocket expenses) incurred by any of the Finance Parties in contemplation of, or otherwise in connection with, the enforcement or attempted enforcement of, or preservation or attempted preservation of any rights under, any of the Finance Documents, or otherwise in respect of the recovery, or attempted recovery, of moneys owing under the same, together with interest at the rate referred to in clause 5.4 (Interest on Unpaid Sums) from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.5    Value Added Tax

       All fees, costs and expenses payable pursuant to this clause 7 shall be paid together with an amount equal to any VAT thereon payable by any of the Finance Parties in respect of such fees and expenses against a duly executed VAT invoice.

7.6    Stamp and other duties

       The Primary Borrower shall pay all proper stamp, documentary, registration, notarisation or other duties or Taxes (including any duties or Taxes payable by, or assessed on, the Finance Parties) imposed on or in connection with the negotiation, preparation, implementation and execution of any of the Finance Documents and shall indemnify the Finance Parties against any liability arising by reason of any delay or omission by the Primary Borrower to pay such duties or Taxes.

8.     PAYMENTS AND TAXES; ACCOUNTS AND CALCULATIONS

8.1    No set-off or counterclaim; distribution to the Banks

       All payments to be made by any Obligor under this Agreement shall be:

       (a) made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 8.5 (Grossing-up for Taxes), free and clear of any deductions or withholdings, on the due date to the account of the Facility Agent at such bank as the Facility Agent may from time to time specify for this purpose;

       (b)    made in respect of:

              (i) each repayment or prepayment of, or payment of interest on, or participation by a Bank in, a Utilisation, in the currency in which the Utilisation is denominated;

              (ii) any payment of costs and expenses, in the currency in which they were incurred;

              (iii) all fees and/or commission payable under clause 7 (Fees and expenses) shall be paid in Sterling unless the Parent and the Facility Agent otherwise agree;

              (iv) any other amount expressed in any Finance Document to be payable in a currency, in that currency;

       (c) for the account of all the Banks, and the Facility Agent shall forthwith distribute such payments in like funds as are received by the Facility Agent to the Banks rateably for the account of such Banks' respective Facility Offices in accordance with their Commitments or Contributions, as the case may be provided that where this Agreement provides for a payment to be made for the account of a particular Finance Party or Finance Parties, in which case the Facility Agent shall distribute the relevant payment to the relevant Finance Party or Finance Parties concerned.

8.2    Payments by the Banks or by Obligors

       (a) All payments by an Obligor or a Bank under the Finance Documents shall be made to the Facility Agent to its account at such office or bank:

              (i) in the principal financial centre of the country of the relevant currency; or

              (ii) in the case of Euro Units or national currency units, in Frankfurt am Main, Germany (or such other principal financial centre of a Participating Member State as the Facility Agent may from time to time nominate for this purpose), as it may from time to time notify to that Obligor or Bank for this purpose.

       (b) Payments under the Finance Documents to the Facility Agent shall be made for value on the due date at such times and in immediately available, freely transferable cleared funds (or such other funds as the Facility Agent may specify to the Party concerned as being customary at the time for the settlement of transactions in the relevant currency).

       (c) Each payment received by the Facility Agent under the Finance Documents for another Party shall, subject to paragraph (d) below, be made available by the Facility Agent to that Party by payment (on the date and in the currency and funds of receipt) to its account with such office or bank:

              (i) in the principal financial centre of the country of the relevant currency; or

              (ii) in the case of Euro Units or national currency units, in Frankfurt am Main, Germany (or such other principal financial centre of a Participating Member State as the Facility Agent may from time to time nominate for this purpose), as it may from time to time notify the Facility Agent for this purpose by prior written notice.

       (d) The Facility Agent may apply any amount received by it for an Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from an Obligor under this Agreement or in or towards the purchase of any amount of any currency to be so applied.

8.3    Non-Banking Days

       When any payment under this Agreement would otherwise be due on a day which is not a Banking Day, the due date for payment shall be postponed to the next following Banking Day unless such Banking Day falls in the next calendar month, in which case payment shall be made on the immediately preceding Banking Day.

8.4    Facility Agent may assume receipt

       (a) Where any sum is to be paid under this Agreement to the Facility Agent for the account of another person, the Facility Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled.

       (b) If it proves to be the case that such payment was not made to the Facility Agent, then:

              (i) the person to whom such sum was so made available shall on request refund such sum to the Facility Agent together with interest thereon sufficient to compensate the Facility Agent for the cost of making available such sum up to (and/or, as the case may be, the cost to the relevant other person of not receiving such sum until) the date of such repayment; and

              (ii) the person by whom such sum was payable shall indemnify the Facility Agent (or the relevant other person) for any and all loss or expense which the Facility Agent (or the relevant other person) may sustain or incur as a consequence of such sum not having been paid on its due date together with any interest, expenses and penalties payable or incurred in connection therewith.

8.5    Grossing-up for Taxes

       (a) If at any time any Obligor is required to make any deduction or withholding in respect of Taxes from any payment due under any Finance Document for the account of any Finance Party (or if the Facility Agent is required to make any such deduction or withholding from a payment to a Finance Party), the sum due from the relevant Obligor in respect of such payment shall, subject to clause 8.6 (Qualifying Bank), be increased to the extent necessary to ensure that, after the making of such deduction or withholding (and any further deduction and withholding which may be levied on the additional amounts paid by reason of this clause), each Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

       (b) Each Obligor shall (without prejudice to the foregoing provisions of this clause 8.5) indemnify each Finance Party on demand by the Facility Agent against any losses or costs incurred by any of them together with any interest, expenses and penalties payable or incurred in connection therewith by reason of any failure of such Obligor to make any such deduction or withholding.

       (c) Each Obligor shall promptly deliver to the Facility Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.

8.6    Qualifying Bank

       (a)    If:

              (i)    any Bank is not or ceases to be a Qualifying Bank; and

              (ii) as a result an Obligor is required to deduct or withhold United Kingdom income tax in respect of payments of interest to be made by such Obligor to that Bank under any Finance Document or would otherwise have been required to make an indemnity payment or a greater indemnity payment under clause 8.5 (Grossing-up for Taxes) or 14.2 (Increased Costs),

              then such Obligor shall (as the case may be) not be liable to pay under clause 8.5 (Grossing-up for Taxes) in respect of any such payment of interest any amount in excess of the amount (if any) it would have been obliged to pay if such Bank were a Qualifying Bank, nor shall it be liable to make an indemnity payment or a greater indemnity payment under clause 8.5 (Grossing-up for Taxes) or, as the case may be, clause 14.2 (Increased Costs) than would have been required (if any) if the aforesaid Bank had been or had not ceased to be a Qualifying Bank.

       (b) This clause 8.6 shall not apply, and such Obligor shall be obliged to comply with its obligations under clause 8.5 (Grossing-up for Taxes), or as the case may be 14.2 (Increased Costs), if on or after the date of this Agreement:

              (i) there shall have been any change in, or in the official interpretation or application of, any relevant law or the practice of the United Kingdom Inland Revenue (or, in the case of a Treaty Lender, any Government Entity in the country in which it is resident for the purpose of the relevant double taxation treaty) and as a result thereof the Bank is not or ceases to be a Qualifying Bank, or

              (ii) the Bank referred to in clause 8.6(a) has transferred its Facility Office in respect of any Facility outside the United Kingdom or has become a Bank hereunder with a Facility Office outside the United Kingdom in respect of any Facility, in each case, with the consent of the Primary Borrower.

       (c) A person intending to make a claim pursuant to clause 8.5 (Grossing-up for Taxes) shall, promptly after such person becomes aware of the circumstances giving rise to such claim and the amount of such claim, deliver to the Primary Borrower through the Facility Agent a certificate to that effect specifying the amount of such claim and setting out in reasonable detail the basis of such claim, provided that nothing shall require such person to disclose any confidential information relating to the organisation of its affairs.

       (d) If at any time after the date of this Agreement any Bank is aware that it is not or will cease to be a Qualifying Bank (for whatever reason), it shall promptly notify the Primary Borrower.

       (e) A Treaty Lender will submit such claim to the appropriate authorities (together with such forms, papers, other documents and/or evidence as necessary) as may be required for the Obligors to make payment of interest to such Treaty Lender on its Advances free of withholding or deduction on account of United Kingdom Tax. No Obligor will be liable to pay any additional amount under clause 8.5 (Grossing-up for Taxes) in respect of the withholding or deduction on account of United Kingdom income tax from any such interest unless such claim has been submitted to those authorities promptly after that Treaty Lender became a party to this Agreement as a Treaty Lender or the proviso to clause 8.6(a) applies.

8.7    Claw-back of Tax benefit

       (a) If following any such deduction or withholding as is referred to in clause 8.5 (Grossing-up for Taxes) any Finance Party determines in its sole discretion that it has received or been granted a credit against or remission for any Taxes payable by it, such Finance Party shall, subject to the relevant Obligor having made any increased payment in accordance with clause 8.5 (Grossing-up for Taxes) and subject to there not being any Event of Default which is continuing, and to the extent that such Finance Party can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of such Finance Party to obtain any other relief or allowance which may be available to it, reimburse the relevant Obligor with such amount as such Finance Party shall in its absolute discretion certify to be the proportion of such credit or remission as will leave such Finance Party (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the relevant Obligor as aforesaid.

       (b) Such reimbursement shall be made forthwith upon such Finance Party certifying that the amount of such credit or remission has been received by it, provided that the Finance Party shall be the sole judge of the amount of any such benefit and of the date on which it was received.

       (c) Nothing contained in this Agreement shall interfere with the right of any Finance Party to arrange its tax affairs in whatever manner it thinks fit nor oblige any Finance Party to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, no Obligor shall, by virtue of this clause 8.7, be entitled to enquire about any Finance Party's tax affairs or computations.

       (d) The Finance Parties are under no obligation to investigate whether any tax credit is available or to claim any tax credit. Any amount paid by any Finance Party to an Obligor under this clause shall be conclusive evidence of the amount payable and will be accepted by the Obligor in full and final settlement of its claim.

8.8    Bank accounts

       Each Bank shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Facility Agent shall maintain a control account showing the utilisation of the Facilities and other sums owing by each Obligor under this Agreement and all payments in respect thereof made by each Obligor from time to time. In any legal action arising out of or in connection with the Finance Documents the entries made in the accounts maintained pursuant to this clause 8.8 shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by each Obligor under this Agreement.

8.9    Partial payments

       If:

       (a) on any date on which a payment is due to be made by any Obligor under this Agreement, the amount received by the Facility Agent from such Obligor falls short of the total amount of the payment due to be made by such Obligor on such date; or

       (b) on any date on which the Facility Agent receives or recovers any payment from an Obligor or otherwise receives any amount representing proceeds of realisations or other recoveries under any of the Finance Documents, the amount of such payment or other receipt falls short of the total amount owing to the Finance Parties under this Agreement on such date, then (in any such case), without prejudice to any rights or remedies available to the Finance Parties under any of the Finance Documents, the Facility Agent shall apply the amount actually received by it in or towards discharge of the obligations of such Obligor under this Agreement in the following order, notwithstanding any appropriation made, or purported to be made, by such Obligor:

              (i) first, in or towards payment, on a pro-rata basis, of any unpaid costs and expenses of the Facility Agent or the Arrangers under this Agreement;

              (ii) secondly, in or towards payment to the Banks, on a pro-rata basis, of any amount owing to the Banks under clause 20.2 (Indemnity from Banks);

              (iii) thirdly, in or towards payment to the Facility Agent, of any portion of the fees payable under clause 7.1(a) (Arrangement, underwriting, participation and agency fees) which remains unpaid;

              (iv) fourthly, in or towards payment to the Facility Agent, on a pro-rata basis, of any portion of the fees payable under clause 7.1(b) (Arrangement, underwriting, participation and agency fees) which remains unpaid;

              (v) fifthly, in or towards payment to the Banks, on a pro-rata basis, of any accrued commitment commission payable under clause 7.2 (Commitment fees) which shall have become due but remains unpaid;

              (vi) sixthly, in or towards payment to the Banks, on a pro-rata basis, of any accrued interest, Letter of Credit commission and (in the case of the Issuing Bank) Letter of Credit fronting fees or commission which shall have become due but remain unpaid, but so that any amount payable by virtue of clause 8.5 (Grossing-up for Taxes) shall be excluded;

              (vii) seventhly, in or towards payment to the Banks, on a pro-rata basis, of any principal which shall have become due but remains unpaid;

              (viii) eighthly,  in or towards  payment to any such  Banks,  on a pro-rata basis, of any amount payable to any Banks by virtue of clause 8.5 (Grossing-up for Taxes) which remains unpaid; and

              (ix) ninthly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro-rata basis).

       Each reference in clause 8.9(i) to (ix) (inclusive) to a category of unpaid sums shall include interest thereon payable in accordance with this Agreement (including, without limitation, default interest under clause 5.4 (Interest on unpaid sums)). Accordingly, clause 8.9(vi) shall be construed as referring to interest on principal and accrued interest thereon which remain unpaid to the extent due.

       The order of application set out in this clause 8.9(v) to 8.9(ix) shall be varied by the Facility Agent if the Majority Banks so direct, without any reference to, or consent or approval from, the Obligors.

8.10   Calculations

       All interest and other payments of an annual nature under this Agreement or any of the Finance Documents shall accrue from day to day and be calculated on the basis of the actual number of days elapsed, and in the case of Sterling a 365 day year and in the case of other currencies a 360 day year (or, in any case where market practice differs, in accordance with market practice). In calculating the actual number of days elapsed in a period which is one of a series of consecutive periods with no interval between them or a period on the last day of which any payment falls to be made in respect of such period, the first day of such period shall be included but the last day excluded.

       Where the Applicable Margin or Mandatory Cost Rate changes during any period, interest and commitment fees shall be calculated on the rate prevailing from day to day.

8.11   Certificates prima facie evidence

       Any certificate of, or determination by, a Finance Party as to any rate of interest or any other amount payable under this Agreement or any of the Finance Documents shall, in the absence of manifest error, be prima facie evidence of such rate or amount on each Obligor and (in the case of a certificate of or determination by the Facility Agent) on the Banks.

8.12   Effect of monetary union

       The provisions of clauses 8.12 (a) to (h) (inclusive) apply in relation to any amount payable in the currency of a Participating Member State provided that, if and to the extent that any provision relates to any state (or the currency of such state) which was not a Participating Member State on 1 January 1999, such provision shall come into effect in relation to such state (and the currency of such state) on and with effect from the date on which such state becomes a Participating Member State.

       (a) Redenomination and Alternative Currencies. Each obligation under this Agreement of a party to this Agreement which has been denominated in the national currency unit of a Participating
              Member State shall be redenominated into the Euro Unit in accordance with EMU legislation, provided that, if and to the extent that any EMU legislation provides that following 1 January 1999 an amount denominated either in the Euro or in the national currency unit of a Participating Member State and payable within that Participating Member State by crediting an account of the creditor can be paid by the debtor either in the Euro Unit or in that national currency unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the Euro Unit or in such national currency unit.

       (b) Advances. Any Advance in the currency of a Participating Member State shall be made in the Euro Unit.

       (c) Payments to the Facility Agent. Clause 8.2 (Payments by the Banks or Obligors) shall be construed so that, in relation to the payment of any sum denominated in the Euro or in a national currency unit, such sum shall be made available to the Facility
              Agent by payment in the Euro Unit or, as the case may be, such national currency unit and in immediately available, freely transferable, cleared funds to the account notified by it under clause 8.2(a)(ii).

       (d) Payments by the Facility Agent to the Banks. Any amount payable by the Facility Agent to the Banks under this Agreement in the currency of a Participating Member State shall be paid in the Euro Unit.

       (e) Payments by the Facility Agent. The Facility Agent shall not be liable to the Borrower or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Facility Agent if the Facility Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the Euro Unit or, as the case may be, in a national currency unit) to the account with the Bank in the principal financial centre in the Participating Member State which any Borrower or, as the case may be, any Bank shall have specified for such purpose. In this clause 8.12(e) "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Facility Agent may from time to time after consultation with the Primary Borrower and the Banks determine for the purpose of clearing or settling payments of the Euro.

       (f) Basis of Accrual. If, in relation to the currency of any Participating Member State, the basis of accrual of interest or commitment commission expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest or commitment commission in respect of the Euro, such expressed basis shall be replaced by such convention or practice.

       (g) Rounding and Other Consequential Changes. Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of any Borrower to the Banks and the Banks to any Borrower under or pursuant to this Agreement (and after consultation with the Primary Borrower and the Banks):

              (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in a national currency unit to be paid to or by the Facility Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the Euro Unit as the Facility Agent may from time to time specify; and

              (ii) save as expressly provided in this clause 8.12(g), each provision of this Agreement shall be subject to such reasonable changes of construction as the Facility Agent may from time to time specify to be necessary or appropriate to reflect the changeover to the Euro in Participating Member States.

       (h) Amendments. After consultation with the Primary Borrower and the Banks and notwithstanding clause 22 (Determination of Matters), the Facility Agent shall be entitled to make from time to time such amendments to this Agreement as it may determine in good faith to be necessary to take account of monetary union and any consequent changes in market practices (whether as to the settlement or rounding of obligations, the calculation of interest, place of payment or otherwise howsoever).

       Any amendment so made to this Agreement by the Facility Agent shall be promptly notified to the other Finance Parties and the Primary Borrower by the Facility Agent and shall be binding on all the other Finance Parties and any Obligor and any other party to this Agreement.

8.13   Confirmation of end of Finance Period

       The Facility Agent undertakes with the Obligors that the confirmation referred to in the definition of "Finance Period" shall be given by it to all the other parties to this Agreement promptly upon the Facility Agent determining, acting reasonably, that none of the Finance Parties and none of the Obligors has any actual or contingent liabilities or obligations under any of the Finance Documents.

9.     REPRESENTATIONS AND WARRANTIES

9.1    Representations and warranties

       Each Obligor for itself makes the representation and warranties set out in this clause 9 to each Finance Party.

9.2    Status

       (a) It and each Principal Subsidiary is duly incorporated under the laws of the jurisdiction of its incorporation and has power and is able lawfully to own its respective property and assets and carry on its respective businesses.

       (b) It has power and is able lawfully to execute and deliver each Finance Document and to exercise its respective rights and perform its respective obligations under this Agreement and the transactions contemplated hereby and all corporate or other action required to be taken by it in order to authorise the execution and delivery by it of each Finance Document and the performance by it of its respective obligations has been duly taken.

9.3    Legal validity

       The Finance Documents to which it is a party constitute its legal, valid and binding obligations.

9.4    Non-contravention

       The execution and delivery by it of the Finance Documents to which it is a party and the performance by it of its obligations under the Finance Documents will not:

       (a) contravene any provision of any law, statute (including the Electricity Act), decree, rule, regulation or code of practice to which it or any of its assets or revenues is subject, or of any order, judgement, injunction, decree, resolution, determination or award of any court or any judicial, administrative or Governmental Entity or organisation having applicability to it or any of its assets or revenues; or

       (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, bond, agreement or other instrument or obligation to which it is a party or by which it or any of its assets or revenues may be bound or affected; or

       (c)    violate any provision of its constitutive documents.

9.5    No default

       No Default has occurred which is continuing.

9.6    Consents

       All consents, approvals, authorisations, exemptions, registrations and filings and all acts, conditions and things required to be obtained, done, fulfilled and performed in order to:

       (a) enable it to enter into and exercise its rights and perform its obligations under each Finance Document to which it is party; and

       (b) make the Finance Documents legal, valid and binding and admissible in evidence in England and Wales,

       have been obtained and are in full force and effect or have been done, fulfilled or performed (as the case may be).

9.7    Accounts

       The Original Group Accounts, and thereafter, the most recent consolidated audited financial statements of the Group, were prepared in accordance with the Appropriate Accounting Principles and consistently applied from one period to the next (except as shown in those financial statements) and give a true and fair view of the financial condition of, in the case of the Original Group Accounts, the Target and its subsidiary undertakings, and in the case of subsequent accounts, of the Group, as at the date as of which the same were prepared.

9.8    No Material Adverse Effect

       Since 31 March 1998 there has been no change in the business, assets or condition of itself, or any other member of the Group, having a Material Adverse Effect.

9.9    Litigation

       No action or proceeding of or before any court, administrative tribunal, government body or regulatory authority (including, without limitation, the Monopolies and Mergers Commission or the Office of Electricity Regulation) has been commenced, or (to the best of its knowledge) is threatened against any member of the Group which, in each case, has a Material Adverse Effect.

9.10   Indebtedness

       Its Indebtedness under the Finance Documents to which it is a party will rank at least pari passu with all its other unsubordinated and unsecured Indebtedness with the exception of that which is preferred by operation of law.

9.11   No breach

       It is not in breach of or default under any agreement to which it is party or which is binding on it or any of its assets to an extent or in a manner which has a Material Adverse Effect.

9.12   No encumbrance

       No Security Interest exists over all or any of the present or future revenues or assets of any member of the Group, save for Permitted Security Interests.

9.13   No obligation to create encumbrance

       The execution of the Finance Documents and the exercise of its rights and performance of its obligations thereunder will not result in the existence of nor oblige it to create any Security Interest over all or any of its present and future revenues or assets other than in favour of the Finance Parties.

9.14   Licences

       Each Licensee has been duly licensed to conduct its business as presently conducted, no notice has been given to revoke any Licence and no modification of or amendment to any of the terms of any Licence has been made or proposed by the Secretary of State or any other person having a right to do so which has a Material Adverse Effect.

9.15   No contravention of licences

       No Licensee is in contravention of any term or condition of its Licence(s) or any requirement of the Electricity Act or any regulations made thereunder or any other statutory requirement or any final order or confirmed provisional order made under the Electricity Act or any undertaking given by it to the Director General or the Secretary of State in relation to the conduct of its business as a generator or Public Electricity Supplier, which contravention and/or any consequence thereof has a Material Adverse Effect.

9.16   Electricity supply

       REC or the relevant Licensee has been duly licensed by the Secretary of State as the Public Electricity Supplier (as defined in the Electricity
       Act) to supply electricity to any premises in the area designated in the PES Licence and is duly licensed to conduct its business as presently conducted and the PES Licence is in full force and effect and neither the Director General nor the Secretary of State has given notice to it to revoke the PES Licence except in circumstances where a replacement Licence for the distribution and/or supply of electricity is or is to be granted to any other member of the Group.

9.17   No modification of PES Licence

       No modification or amendment of any of the terms of the PES Licence has been made or proposed by way of consideration with interested parties by the Director General or the Secretary of State pursuant to Section 11, 14 or 15 of the Electricity Act or in accordance with the conditions set out in the PES Licence which has a Material Adverse Effect.

9.18   No variation of authorised area

       No variation of the authorised area in respect of which the PES Licence has been granted has been made pursuant to Section 6(1)(c) of the Electricity Act which has a Material Adverse Effect.

9.19   Environmental law

       There has been no non-compliance by any member of the Group with any applicable environmental or safety law applicable to it which has a Material Adverse Effect.

9.20   Wholly-owned Subsidiary

       REC, Eastern Group plc and each Guarantor (other than the Primary Borrower and Finco 2), if any, is a wholly-owned Subsidiary of Finco 2.

9.21   No dispute

       There is no dispute subsisting between any Obligor and any other party to any of the Finance Documents and no material amendments have been made to any of the Finance Documents without the consent of the Facility Agent.

9.22   Year 2000

       Neither:

       (a) the year 2000 problem (that is the risk that any computer equipment (including both hardware or software) or any other equipment operated by electronic means used by the Group may be unable to recognise and perform properly date-sensitive functions involving a date before, on or after 31 December 1999); nor

       (b)    the cost to the Group of:

              (i) any reprogramming or testing required to ensure that any reference to or use of a date before, on or after 31 December 1999 in the operation of such equipment; or

              (ii)   the reasonably  foreseeable  consequences  of the year 2000
                     problem  (including,   without  limitation,   reprogramming
                     errors and the failure of others' systems or equipment);

       is reasonably likely to have a Material Adverse Effect.

9.23   Times for making representations and warranties

       The representations and warranties set out in this clause 9:

       (a)    are made by each Obligor on the date of this Agreement; and

       (b) are deemed to be repeated by each Obligor on the date of each Notice of Drawdown, Utilisation and the first day of each Interest Period with reference to the facts and circumstances then existing (other than in the case of any representation and warranty as to the Group's audited financial statements where such representation and warranty shall be read and construed as referring to the Group's then most recent audited financial statements, including notes to such statements) save that the following representations shall not be repeated: clauses 9.5 (No default), 9.8 (No material adverse effect), 9.9 (Litigation), 9.12 (No encumbrance) 9.13 (No obligation to create encumbrance) and
              9.21 (No Dispute).

9.24   Obligors' Acknowledgement

       Each Obligor party hereto acknowledges that the Finance Parties are relying on the representations and warranties but not on any other information contradictory to them or varying them of which the Finance Parties or any of them or their respective agents or advisers may have actual or constructive knowledge.


10.    INFORMATION UNDERTAKINGS

10.1   Undertakings

       Each of the Obligors (for itself) or as applicable the specified Obligor gives the undertakings in this clause 10 and clause 11 (General Undertakings) to each Finance Party (such undertakings to remain in force throughout the Finance Period).

10.2   Preparation of financial statements

       The Primary Borrower will:

       (a) Annual audited financial statements: beginning with the financial year ending 31 December 1998, prepare financial statements (which shall in any event include a balance sheet, profit and loss account, statement of total recognised gains and losses, cash flow statement, and notes to such statements) in respect of:

              (i) itself and consolidated financial statements in respect of the Group; and

              (ii)   consolidated financial statements of Finco 2;

              in  accordance   with  the   Appropriate   Accounting   Principles
              (consistently applied) in respect of each financial year and cause the same to be reported on by the Auditors; and

       (b)    Quarterly financial statements: prepare:

              (i) unaudited consolidated financial statements (which shall in any event include a balance sheet, profit and loss account and cash flow statement) of the Group; and

              (ii) consolidated financial statements (which shall in any event include a balance sheet, profit and loss account and cash flow statement) of Finco 2 (together with (aa) a pro forma consolidation with the Subsidiaries of the Primary Borrower which are not Finco 2 or its Subsidiaries and (bb) a notification setting out any changes in the identity of the Principal Subsidiaries (or, if there are no changes, so stating), in respect of each Quarter in each financial year in accordance with the Appropriate Accounting Principles (consistently applied) in a form reasonably agreed with the Facility Agent.

10.3   Delivery of financial statements

       The Primary Borrower will deliver, or will procure delivery, to the Facility Agent sufficient copies for all the Banks of each of the following documents:

       (a) Annual audited financial statements: (i) within fifteen days of issue thereof to the shareholders of the Primary Borrower and Finco 2, but in any event not later than 180 days after the end of the financial year to which they relate, sufficient copies for distribution to all of the Banks of the audited financial statements referred to in clause 10.2(a) (Annual audited financial statements) for each financial year together, in each case, with the report of the Auditors thereon, the notes thereto, the directors' report thereon and the certificate referred to in clause 10.3(c) (Compliance with Financial Undertakings) and (ii), in respect of the Parent, its annual accounts most recently filed with the US Securities and Exchange Commission;

       (b) Unaudited management accounts: (i) within 60 days after the end of each Quarter in each financial year, sufficient copies for distribution to all of the Banks of the consolidated management accounts for the Group and for Finco 2 (together with a pro forma consolidation of all the Subsidiaries of the Primary Borrower and the notification referred to in clause 10.2 (b) (Quarterly financial statements)) in respect of such Quarter prepared in accordance with the requirements of clause 10.2(b) (Quarterly financial statements) together with (in relation to the Quarter ending December 1998 and thereafter) the certificate referred to in clause 10.3(c) (Compliance with Financial Undertakings) and,
              (ii) in the case of the Parent, its quarterly accounts most recently filed with the US Securities and Exchange Commission from time to time;

       (c) Compliance with Financial Undertakings: with each set of accounts delivered by it under clauses 10.3(a) (Annual audited financial statements) and (b) (Unaudited management accounts) above the Primary Borrower will deliver to the Facility Agent a certificate signed by a director of the Primary Borrower:

              (i) confirming compliance or otherwise with the financial undertakings in clause 11.1 (Financial Ratios) as at the end of the relevant Test Period; and

              (ii) setting out in reasonable detail and in a form satisfactory to the Facility Agent the computations (including for the purpose of the Leverage Ratio a detailed statement of the calculation of Adjusted Share Capital and Reserves and Consolidated Net Borrowings) necessary to demonstrate such compliance or otherwise.

              The Facility Agent may from time to time request a further director's certificate setting out in reasonable detail the calculation of the Leverage Ratio (including a detailed statement of the calculation of Adjusted Share Capital and Reserves and Consolidated Net Borrowings) if the Facility Agent is requested to do so by the Majority Banks or if, acting reasonably, the Facility Agent determines that the amount of Adjusted Share Capital and Reserves and Consolidated Net Borrowings may have changed materially since the date of the last compliance certificate. The Primary Borrower shall provide such a certificate within ten Banking Days of any such request.

       (d) PES Regulatory Accounts: as soon as practicable after their issue to the relevant Government Entity or regulator, all accounts and other financial statements or financial information required under any law or regulation to be provided to any Government Entity, industry regulator or similar body or person and which are thereby placed in the public domain;

       (e) Reports and notices to shareholders and creditors: as soon as practicable after the issue thereof every report, circular, notice or like document issued by the Primary Borrower, Finco 2 and/or Bidco to its shareholders or creditors generally and every notice convening a meeting of its shareholders or any class of its shareholders; and

       (f)    Further   information:   promptly  upon   request,   such  further
              information concerning the financial position of the Group (or any member of it) as the Facility Agent shall reasonably require.

10.4   Notice of Default

       Each Obligor will inform the Facility Agent promptly upon becoming aware of the occurrence of any material Default or any actual Event of Default and, upon receipt of a request to that effect from the Facility Agent, confirm to the Facility Agent and the Banks that, save as previously notified to the Facility Agent or as notified in such confirmation, no Default has occurred which is continuing.

11.    GENERAL UNDERTAKINGS

11.1   Financial ratios

       (a)    The Primary  Borrower  will procure that,  throughout  the Finance
              Period:

              (i) for each Test Period, the ratio of EBITDA to Net Interest Costs is not less than 2:1;

              (ii) at all times the Leverage Ratio is not more than 70% although the Leverage Ratio shall be tested only by reference to the compliance certificate provided quarterly with the un-audited management accounts unless the Facility Agent shall at any time exercise the right to request a further certificate in accordance with clause 10.3(c) (Compliance with Financial Undertakings).

       (b) Where a Test Period commenced prior to 19 May 1998 the calculation of the Financial Definitions shall be amended so that:

              (i) for the purposes of calculating Net Interest Costs the whole amount of the Advances drawn down and other Utilisations as at the end of the relevant Test Period shall be deemed to have been made on the first day of such Test Period and no amount in respect of Net Interest Costs attributable to Indebtedness which, by the last day of the Test Period, has been refinanced in connection with the Acquisition shall be brought into account; and

              (ii) for all purposes the Peabody Companies and the coal business conducted by them will be deemed not to have been part of the Group, nor shall they be included in the Group's consolidated results.

11.2   Change of Accounting policies

       (a) The Primary Borrower and the Facility Agent hereby undertake that, in the event that:

              (i) there is a change in the manner in which the financial statements in clause 10.2 (Preparation of Financial Statements) are prepared or in the accounting principles or standards applied in the preparation of those financial statements; and

              (ii) such change affects the amounts utilised for the purposes of determining whether or not an Obligor has complied with the covenants contained in clause 11.1 (Financial Ratios);

              they will renegotiate each of the covenants affected by such change with a view to putting in place covenants that fairly reflect that change.

       (b) In the event that the Primary Borrower and the Facility Agent (acting in accordance with the instructions of the Majority Banks) fail to agree on the revised terms of the covenants within 5 Banking Days, the matter may be referred by either party to an independent firm of chartered accountants agreed by the Primary Borrower and the Facility Agent (acting in accordance with the instructions of the Majority Banks) or, in default of agreement within 10 Banking Days after the expiry of the previous 5 Banking Day period, to an independent firm of chartered accountants nominated by the President for the time being of the Institute of Chartered Accountants in England and Wales, on the application of the Borrower or the Facility Agent (acting in accordance with the instructions of the Majority Banks), and in either case at the expense of the Primary Borrower.

       (c) The firm so agreed or nominated shall act as expert and not as an arbitrator and shall be instructed to provide its decision within 30 days of its appointment and its decision concerning the revised terms of the covenants will, in the absence of fraud or manifest error, be final and binding.

       (d) If the ratio of EBITDA to Net Interest Costs under clause 11.1(a) above is less than 2:1 due to the payment or proper accrual of any exceptional, special or windfall tax or levy, then, notwithstanding the provisions of clause 12 (Events of Default), no Event of Default shall occur as a result thereof except:

              (i) the Borrower and the Facility Agent (acting in accordance with the instructions of the Majority Banks) shall consult for a period not exceeding 30 days with a view to agreeing a revised basis for calculation of the ratio or a revised ratio; and

              (ii) the failure to agree a basis for such calculation or a revised ratio by the end of that 30-day period shall constitute an Event of Default under clause 12.1(b) (Breach of other obligations) which, for the purposes of that clause, shall not be capable of remedy.

11.3   Authorisation

       Each Obligor shall obtain and comply with and do all that is necessary to maintain in full force and effect all consents, authorisations, approvals and licences required by law or regulation to enable it to enter into and perform its obligations under the Finance Documents to which it is a party or to ensure their legality, validity or admissibility in evidence.

11.4   Disposals

       No Obligor shall, and the Primary Borrower will procure that no other member of the Group will, (either in a single transaction or in a series of transactions, whether related or not) sell, convey, transfer or otherwise dispose of:

       (a) any shares in Finco 2, Bidco, The Energy Group Limited or any Principal Subsidiary;

       (b)    any loans to or other claims on any Principal Subsidiary;

       (c)    the whole or a substantial  part of the  undertaking  or assets of
              (i) the Distribution Business or (ii) the Generation Business as a whole; or

       (d)    any other significant assets.

       The restrictions will not apply:

       (i) with respect to paragraph (c) above to (A) the expenditure or application of cash, or (B) any disposal in the ordinary course of business (including by way of securitisation) or (C) any disposal where the net book value of the assets disposed of, when aggregated with the net book value of any other assets forming part of the Distribution Business or (as the case may be) the Generation Business disposed of otherwise than in the ordinary course of operating the respective businesses in the same financial year of the Group, does not exceed 10 per cent of the Distribution Business Tangible Net Worth or 10 per cent of the Generation Business Tangible Net Worth (as the case may be) at the end of the previous financial year;

       (ii) to a disposal made by any member of the Group to another member of the Group; or

       (iii) with respect to paragraph (d) above, to any disposal on arms length terms (including by way of securitisation); or

       (iv) to any sale, conveyance, transfer or other disposal with respect to the King's Lynn generating facility which otherwise would infringe sub-clause (iii) above provided that none of the parties to any such transaction is a Relevant Person or Project Finance Subsidiary.

11.5   Negative pledge

       No Obligor shall, and the Primary Borrower will procure that none of its Subsidiaries shall:

       (a) create or permit to subsist any Security Interests (other than Permitted Security Interests) upon the whole or any part of its present or future revenues or assets; or

       (b)    (i)    sell, transfer or otherwise dispose of any of its assets on terms whereby it is or may be leased to or re-acquired by a member of the Group or any of its Associated Companies; or

              (ii)   sell,   transfer  or  otherwise   dispose  of  any  of  its
                     receivables on recourse terms (save for recourse for disputed or ineligible debts or similar rights of recourse) except for the discounting of bills or notes in the ordinary course of trading, in circumstances where the transaction is entered into primarily as a method of raising finance or of financing the acquisition of an asset, unless the aggregate disposal proceeds of all such transactions during any Accounting Reference Period is less than (pound)50,000,000, provided that the restriction in clause 11.5(b)(i) above shall not apply to any sale, transfer or other disposal and leaseback or re-acquisition with respect to the King's Lynn generating facility for so long as none of the parties to any such transaction is a Relevant Person or Project Finance Subsidiary.

11.6   Pari passu Indebtedness

       Each Obligor shall ensure that its Indebtedness under the Finance Documents to which it is a party will rank at least pari passu with all its other unsubordinated and unsecured Indebtedness with the exception of that preferred by operation of law.

11.7   Guarantees and distributions

       No Obligor shall, and the Primary Borrower will procure that none of its Subsidiaries shall:

       (a) give any guarantee, indemnity or other legally binding assurance against loss to any person (other than a member of the Group) in respect of the obligations of any Relevant Person;

       (b) enter into any transaction under which (or do anything as a result of or by which) cash or other assets are transferred by or from it to any Relevant Person;

       provided that this clause 11.7 shall not prohibit:

              (i) provided that no Default is outstanding or would result from the dividend, distribution or provision, the declaration, payment or making of any lawful dividends or other distributions or the provision of loans, deposits or other credit but excluding guarantees or indemnities entered into in favour of or in respect of the indebtedness of any Relevant Person or distributions as a result of any reduction in share capital; or

              (ii) anything done pursuant to a transaction entered into on terms no more onerous to the relevant member of the Group than a transaction entered into on an arm's length basis on normal commercial terms.

11.8   Licensees

       (a) In so far as is necessary to prevent a Material Adverse Effect, each Obligor shall take, and procure that each Licensee takes, all appropriate steps efficiently to perform and discharge its duties and functions in accordance with the provisions of the Electricity Act, the terms and conditions of the relevant Licence, the provisions of any final order or confirmed provisional order made under the Electricity Act and all undertakings (if any) given by a Licensee to the Director General and/or the Secretary of State in respect of the matters referred to in Section 25(5) of the Electricity Act.

       (b) The Primary Borrower shall promptly inform the Facility Agent of any material undertaking given by any member of the Group to the Director General and/or the Secretary of State.

       (c) The Primary Borrower shall, forthwith upon receipt of the same, deliver to the Facility Agent in sufficient copies for the Banks, copies of all notices or orders served on any member of the Group by the Director General or the Secretary of State in exercise of the powers conferred on him by the Electricity Act and keep the Facility Agent informed of any references to the Monopolies and Mergers Commission or the exercise or purported exercise by the Secretary of State or the Director General of the powers conferred on him by the Fair Trading Act 1973, the Competition Act 1980 and/or Section 12 of the Electricity Act.

       (d) The Primary Borrower shall procure that the relevant Licensee will not consent to any revocation of the PES Licence (except where a public electricity supply licence is granted to a member of the Group in its place) or to any material modification or amendment to or restriction in the terms and conditions of the PES Licence if such revocation, modification, amendment or restriction ought to have a Material Adverse Effect.

       (e) The Primary Borrower shall ensure at all times that the Licensee under the PES Licence has sufficient working capital to finance the performance and discharge of its duties as a Public Electricity Supplier in accordance with the provisions of the Electricity Act and the terms and conditions of the PES Licence.

11.9   No outstanding loans

       The Primary Borrower shall procure that (except for investments constituting Liquid Assets) no Licensee will have outstanding at any one time any loans to (other than deposits with, or investments in debt instruments of, any institution authorised under the Banking Act 1987, or the Building Societies Act 1986 or any European Authorised Institution as defined in the Banking Act 1987) or investments in any person other than a member of the Group in excess of an aggregate of (pound)5 million.

11.10  Environmental and safety laws

       Each Obligor shall, and the Primary Borrower shall procure that each other member of the Group will, comply with any environmental or safety laws applicable to it where failure to do so has a Material Adverse Effect.

11.11  Insurance

       Each Obligor shall, and the Primary Borrower shall procure that each member of the Group will have insurance and maintain insurance in respect of property damage, third party liability and such other risks in respect of its business and assets is in accordance with good industry practice.

11.12  Generation Business

       The Primary Borrower shall procure that any Licensee from time to time licensed to carry on the whole or part of the Generation Business will not consent to any revocation of the relevant Generation Licence (except where a Generation Licence is granted to a member of the Group in its place) or to any material modification or amendment to or restriction in the terms and conditions of such Generation Licence if such revocation, modification, amendment or restriction might reasonably be expected to have a Material Adverse Effect.

11.13  Business of REC

       Each Obligor shall procure that the REC will not enter into or engage in any business or activity other than the Supply Business, a Second-Tier Supply Business or the Distribution Business or the business of a holding company of the company carrying on any such business, other than any business or activity the aggregate turnover of which does not in any financial year exceed 5 per cent. of the aggregate turnover of the Supply Business, the Second-Tier Supply Businesses and the Distribution Business (excluding the turnover on transactions which the Supply Business, any of the Second-Tier Supply Businesses and/or the Distribution Business made with each other) in the immediately preceding financial year.

11.14  Change in business

       No Obligor shall, and the Primary Borrower will procure that no other member of the Group shall, carry on any business other than those which are usual for energy companies and electricity companies (including, without limitation, electricity distribution, supply and generation and energy trading and business activities related to the gas, telecommunications and water industries) in Europe or the business of a holding company of any company carrying on any such business. Provided that the limitation of business activities contained in this clause 11.14 will not apply to any other business activities carried on by members of the Group as long as such other business activities do not in aggregate account for more than 10% of the consolidated gross assets or consolidated gross revenues of the Group (as calculated in accordance with the Appropriate Accounting Principles).

11.15  Functions of the Primary Borrower

       (a) The Primary Borrower shall not carry on any business other than being the holding company of the Group (and any Project Finance Subsidiaries) and anything ancillary to any of the other matters described in this clause 11.15.

       (b) The Primary Borrower shall not own any material assets other than any Liquid Assets held by it from time to time, its shareholding in Finco 2 and its direct or indirect interest in all SPVs and holding companies of SPVs (provided always that each such holding company's sole purpose is to hold directly or indirectly an interest in an SPV and, if applicable, act as a conduit as between the SPV and the Primary Borrower for any sums lent or arising in connection with the SPV's issue or issues of capital market instruments), and Indebtedness due to the Primary Borrower.

       (c) The Primary Borrower shall not incur any liabilities (whether or not in connection with Borrowed Money) other than:

              (i) as a result of borrowing under this Agreement or liabilities otherwise incurred in connection with this Agreement or the Original Facilities Agreement, or as a result of borrowing (subject, in the case of any proposed Borrowed Money from Finco 2 or Bidco, to clause 11.18 (Indebtedness of Finco 2 to the Primary Borrower and of Bidco to Finco 2)) from other members of the Group or other persons (provided that each amount borrowed other than borrowings falling within clause 4.3 (d) (ii) (Utilisations generally), is on-lent to Finco 2), or liabilities incurred in connection with the Acquisition; or

              (ii) incurred as a result of the Primary Borrower's existence and administrative operation in accordance with the terms of this Agreement, including, without limitation, audit and legal fees, taxation and other expenses incurred by it in acting as contemplated by this Agreement; or

              (iii) under any guarantee, indemnity or similar instrument in respect of Borrowed Money incurred by: (aa) a member of the Group which is, and for so long as such guarantee, indemnity or similar instrument is outstanding, remains, a holding company of the REC, or (bb) an SPV; or

              (iv) under any guarantee, undertaking, performance bond or similar instrument or obligation, not being in respect of Borrowed Money, in respect of the liabilities and/or obligations of members of the Group; or

              (v) under any guarantee given by the Primary Borrower in replacement of, or in respect of the same obligations as are guaranteed under, certain guarantees given by Energy Holdings (No. 3) Limited (formerly The Energy Group PLC) on or prior to 22 October 1998 in respect of the obligations of former direct and indirect Subsidiaries of Energy Holdings (No. 3) Limited.

11.16  Derivative Transactions

       No Obligor shall, and the Primary Borrower will procure that no other member of the Group shall, enter into any Derivatives Transaction other than:

       (a) in connection with the management of foreign currency or interest rate exposures likely to be incurred in the conduct of the Group's business or that of any Project Finance Subsidiary, and/or

       (b) any contracts where the exposure is principally related to the future generation, availability, supply, distribution or pricing of fuel, power or energy, or other energy-related risks.

11.17  Project Finance Subsidiaries

       All transactions and arrangements between the Group on the one hand and Project Finance Subsidiaries (or members of the Group who incur Project Finance Borrowings falling within paragraph (c) of the definition of Project Finance Borrowing but only in connection with the Project to which such Project Finance Borrowing directly relates) on the other shall be (a) on arm's length terms, and (b) to the extent that they involve liability of, or recourse to the Group in respect of Indebtedness to finance or refinance, or in respect of the financing or refinancing of, a Project, such liability or recourse shall be limited to the degree of recourse described in paragraph (c) of the definition of "Project Finance Borrowing" unless the Primary Borrower shall promptly on the incurrence of such liability or right of recourse notify the Facility Agent that the relevant Project Finance Borrowing which is the subject of such liability or right of recourse shall have ceased or shall thereupon cease to be a Project Finance

       Borrowing, attaching a detailed re-calculation of the Leverage Ratio showing the effect of such re-designation.

11.18  Indebtedness of Finco 2 to the Primary Borrower and of Bidco to Finco 2

       (a) Until the Excess Equity Funding shall have been repaid in full the Primary Borrower will procure that:

              (i) Finco 2 will not repay, forgive or novate nor shall the Primary Borrower accept the repayment or novation of amounts outstanding from Finco 2 to the Primary Borrower if and to the extent that such repayment, novation or forgiveness of any indebtedness from time to time due from Finco 2 to the Primary Borrower (after application of the proceeds of such repayment, forgiveness or novation by the Primary Borrower) would result (and shall ensure that it does not subsequently result) in the net amount owing (including any accrued interest) by Finco 2 to the Primary Borrower falling short of the aggregate of the Term
                     Advance, the Revolving Advances and all other Borrowed Money of the Primary Borrower by more than(pound)25,000,000 (without double counting where Borrowed Money guaranteed by the Primary Borrower is also lent to it) (including in each case any accrued interest) unless the Primary Borrower shall immediately repay an equivalent amount of the Term Advance and to the extent that no Term Advance is outstanding, repay an equivalent amount of the Revolving Credit Facility; and

              (ii) Bidco will not repay Finco 2 amounts outstanding from Bidco to Finco 2 if and to the extent that such repayment (after application of the proceeds of such repayment by Finco 2 and, in due course, the Primary Borrower) would result (and shall ensure that it does not subsequently result) in the net amount owing (including any accrued interest) by Bidco to Finco 2 when aggregated with Bidco's liability under the Bidco-Primary Borrower Guarantee falling short of the aggregate of the Term Advance and the Revolving Advances and all other Borrowed Money of the Primary Borrower by more than(pound)25,000,000 (without double counting where Borrowed Money guaranteed by the Primary Borrower is also lent to it) (including in each case accrued interest) and, without double counting, Finco 2 unless the Primary Borrower shall immediately repay an equivalent amount of the Term Advance and to the extent that no Term Advance is outstanding, repay an equivalent amount of the Revolving Credit Facility; and

              (iii)  the Bidco-Primary Borrower Guarantee will not be released.

       (b) After the Excess Equity Funding has been repaid in full Finco 2 will not repay, forgive or novate nor shall the Primary Borrower accept the repayment or novation of amounts outstanding from Finco 2 to the Primary Borrower if and to the extent that such repayment (after application of the proceeds of such repayment by the Primary Borrower) would result (and shall ensure that it does not subsequently result) in the net amount owing (including any accrued interest) by Finco 2 to the Primary Borrower falling short of the aggregate of the Term Advance and the Revolving Advances and all other Borrowed Money of the Primary Borrower by more than (pound)25,000,000 (without double counting where Borrowed Money guaranteed by the Primary Borrower is also lent to it) (including in each case any accrued interest) unless the Primary Borrower shall immediately repay an equivalent amount of the Term Advance and to the extent that no Term Advance is outstanding, repay an equivalent amount of the Revolving Credit Facility.

       (c) Once the Term Advance has been repaid in full and no other amount is due owing or incurred by the Primary Borrower under the Facilities none of the restrictions in this clause 11.18 shall apply until and unless the Primary Borrower shall draw any further Revolving Advance and for so long as any such Revolving Advance is outstanding.

       (d) Any amount which purports to be lent from Finco 2 to the Primary Borrower shall for the purpose of this clause be deemed to be applied in repayment of any existing indebtedness due from Finco 2 to the Primary Borrower at the relevant time and the provisions of this clause shall therefore apply to the lending of any such amount exactly as if it had been a repayment of debt.

       (e) The liability of Bidco under the Bidco-Primary Borrower guarantee, shall at all times before the Excess Equity Funding has been repaid in full be expressed to be equal to the amount of all intercompany loans from the Primary Borrower to Finco 2 provided always that the total amount claimable shall be the aggregate of:

              (i) the difference between the intercompany indebtedness owing by Finco 2 to the Primary Borrower and the intercompany indebtedness owing by Bidco to Finco 2; and

              (ii) such additional amount as would give the Primary Borrower a claim on Bidco which will compensate the Primary Borrower for the dilutive effect of Finco 2 having other creditors;

              Bidco shall not lend any amount to the Primary Borrower directly until the Excess Equity Funding has been repaid.

       (f) Any amount lent down by the Primary Borrower to Finco 2 which represents the on-lending of Borrowed Monies incurred or guaranteed by the Primary Borrower (the "Connected Borrowing") shall bear a rate of interest at least equal to that applicable to the Connected Borrowing from time to time.

       (g) The Primary Borrower shall procure that each loan owing from The Energy Group Limited to Energy Group Overseas B.V. ("EGO B.V."), which originally came into being as a result of the on-lending through the Group of the proceeds of the issuance by EGO B.V. of $500,000,000 aggregate principal amount of unsecured debt securities ("Yankee Bonds") in October 1997 carries a rate of interest at least equal to that of the respective series of the Yankee Bonds and is not discharged, novated or assigned in any way which would either:

              (i) cause the ultimate obligor to be a company which is not a holding company of the REC; or

              (ii) cause the ultimate beneficiary of the series of related indebtedness to be a person other than the Group Company which is the obligor under the Yankee Bonds.

11.19  Ranking of bond issuer

       (a) Where the Primary Borrower issues a guarantee of the obligations of an SPV in respect of a raising of Borrowed Money by that SPV the amount raised by such SPV shall be on-lent to the Primary Borrower on terms that the obligations of the Primary Borrower in respect of repayment of that loan are expressly subordinated to the claims of all other unsecured and unsubordinated creditors of the Primary Borrower in the event of the insolvency of the Primary Borrower or such loan is made on such terms as are, in the opinion of the Facility Agent (acting reasonably), effective to provide that the creditors of the SPV under the relevant capital market instrument will not (after taking account of the possibility of the SPV making an intra-group claim against the Primary Borrower, in addition to the claim of the creditors of such SPV under the Primary Borrower's guarantee) become entitled to a claim against the Primary Borrower that ranks better than pari passu with the claims of the Finance Parties under the Finance Documents on a liquidation of the Primary Borrower.

       (b) Where the SPV is an unlimited company (or any other entity whose immediate owner would have unlimited liability for that entity's liabilities and obligations), the Primary Borrower shall hold its interest in the SPV indirectly, by virtue of the Primary Borrower being the holder of the issued share capital of one or more private limited companies (or any other entities whose immediate owner would have limited liability (by reference only to unpaid share capital or a similar concept) for that entity's liabilities or obligations) which is the direct or indirect owner of such SPV.

       (c) The Primary Borrower shall ensure that no Group Company other than the Primary Borrower or any holding company of the relevant SPV shall:

              (i) transfer cash or assets to an SPV or holding company of an SPV; or

              (ii) give any guarantee, indemnity or other assurance for the obligations of an SPV or holding company of an SPV, unless the Facilities shall simultaneously be equally and rateably secured by a guarantee from the same Group Company.

       (d) The Primary Borrower shall not and shall ensure that no holding company of the relevant SPV shall:

              (i) transfer cash or assets to an SPV or holding company of an SPV save only to the extent required to service interest, principal and/or premium payable under capital markets instruments issued by the SPV or as the Primary Borrower may be required to pay pursuant to the terms of any loan between the SPV and the Primary Borrower made pursuant to clause 11.19(a) or as may be required initially to capitalise an SPV in accordance with professional advice received or to meet liabilities of such SPV arising from its existence and administration operation in accordance with the terms of this Agreement including audit and legal fees, taxation and other expenses incurred by it; or

              (ii) give any guarantee, indemnity or other assurance for the Borrowed Money of an SPV or holding company of an SPV, unless the Facilities shall simultaneously be equally and rateably secured by a guarantee from the same Group Company (save for any guarantee given by the Primary Borrower pursuant to clause 11.19(a)).

11.20  Restrictions related to Excess Equity Funding

       (a) Until such time as the Excess Equity Funding shall have been repaid in full, no dividends or other distributions shall be paid by the Primary Borrower to any Relevant Person nor shall loans be made by members of the Group to any Relevant Person.

       (b) Any Borrowed Money which is raised with a view to repaying, or is used to repay, all or part of the Excess Equity Funding, or which is raised to refinance an Indebtedness which was incurred for that purpose or so used, shall rank pari passu with the Facilities, and shall be raised by the Primary Borrower or by an SPV guaranteed by the Primary Borrower, and not by any other member of the Group.

12.    EVENTS OF DEFAULT

12.1   Events of Default

       Each of the events set out below is an Event of Default (whether or not caused by any reason whatsoever outside the control of any Relevant Company (or any other person)) namely if:

       (a) Non-payment: any Obligor fails to pay any sum due from it under any of the Finance Documents on its due date in the manner stipulated in the relevant Finance Document (or within three Banking Days of the due date if the delay is caused by technical difficulties or administrative error in the transfer of funds); or

       (b) Breach of other obligations: any Borrower or other Obligor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under any of the Finance Documents (other than any such obligations referred to in clause 12.1(a) (Non-payment)) and in respect of any such breach or omission which, in the reasonable opinion of the Majority Banks, is capable of remedy, such action as shall remedy the same to the reasonable satisfaction of the Majority Banks shall not have been taken within 21 days of the relevant Obligor becoming aware of such default; or

       (c) Misrepresentation: any representation, warranty or statement made or deemed to be made or repeated by or on behalf of any Borrower or other Obligor in, or in connection with, any of the Finance Documents or in any notice, accounts, certificate or statement referred to in or delivered under any of the Finance Documents is or proves to have been incorrect or misleading and if capable of being remedied, in the reasonable opinion of the Majority Banks, is not remedied to the reasonable satisfaction of the Majority Banks 21 days after the date on which the relevant Group Company becomes aware of such misrepresentation; or

       (d)    Cross-default:

              (i) any Borrowed Money of a member of the Group is not paid when due or within any originally stated applicable grace period; or

              (ii) (by reason of an event of default or default howsoever described) any Borrowed Money of a member of the Group is declared or becomes capable of being declared to be or otherwise becomes due and payable prior to its specified maturity; or

              (iii) any Borrowed Money of a member of the Group which is repayable on demand is not repaid on demand being made,

              in circumstances where, in all or any of the above paragraphs, the Borrowed Money amounts in aggregate at any one time to more than (pound)20,000,000 or, if higher, an amount of 2% of Adjusted Share Capital and Reserves or its equivalent in other currencies, unless the alleged default is being disputed in good faith and the Primary Borrower has shown to the Facility Agent's satisfaction (acting reasonably) that it has adequate cash resources to pay that Borrowed Money and its other debts as they fall due; or

       (e) Legal process: (without prejudice to any other provision of this Agreement) any final judgment or order in an amount exceeding (pound)2,000,000 (or its equivalent in other currencies) made against any Relevant Company is not stayed or complied with or paid within 28 days (or in the case of payments, when due (if later)) or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any part of the undertakings, assets, rights or revenues of any Relevant Company with a book value or market value in excess of (pound)2,000,000 and is not discharged or stayed within 14 days; or

       (f)    Insolvency: any Relevant Company:

              (i)    is  deemed  unable  to pay its  debts  in  accordance  with
                     Section 123(1)(a), (b) or (e) or (2) of the Insolvency Act 1986 unless, in the case of Section 123(1)(a) only, a statutory notice has been withdrawn, stayed or dismissed within 14 days; or

              (ii)   is unable generally to pay its debts as they fall due; or

       (g)    Administration:

              (i) any meeting of the directors of any Relevant Company is convened for the purpose of considering any resolution to present an application for an administration order; or

              (ii) a petition for an administration order in relation to any Relevant Company is presented to the court or an administration order is sought of the court on the basis of an undertaking to subsequently present a petition which, if in either case it is being contested by the Relevant Company in good faith with appropriate proceedings diligently pursued, is not discharged within 21 days; or

              (iii) any Relevant Company passes a resolution to present an application for an administration order; or

              (iv) an administration order is made in relation to any Relevant Company; or

       (h) Compositions etc: any steps are taken, or negotiations commenced, by any Relevant Company or by its creditors generally with a view to proposing any kind of composition, scheme of arrangement, compromise or arrangement, in each case involving such company and its creditors generally; or

       (i)    Appointment of receivers and managers:

              (i) any administrative or other receiver or any manager is appointed of any Relevant Company or any material part of its assets and/or undertaking; or

              (ii) the directors of any Relevant Company request any person to appoint such a receiver or manager; or

              (iii) any other steps are taken to enforce any Security Interest over all or any material part of the assets and/or undertakings of any Relevant Company; or

       (j)    Winding up:

              (i) any meeting of any Relevant Company is convened for the purpose of considering any resolution for (or to petition for) its winding up; or

              (ii)   any Relevant Company passes such a resolution; or

              (iii) any person presents any petition for the winding up of any Relevant Company (not being a petition which the Primary Borrower can demonstrate to the satisfaction of the Facility Agent is frivolous vexatious or an abuse of the process of the court) which is not dismissed or discharged within 14 days of service thereof; or

              (iv) an order for the winding up of any Relevant Company is made, not (in any case) being a winding-up of a Subsidiary of the Primary Borrower involving an amalgamation or reorganisation on a solvent basis which has been approved in advance by the Facility Agent (acting reasonably); or

       (k) Dissolution: any corporate, legal or administrative proceedings are commenced by any person (including, without limitation, the Registrar of Companies) with a view to the dissolution of any
              Relevant Company, not being a dissolution involving an amalgamation or reorganisation on a solvent basis which has been approved in advance by the Facility Agent (acting reasonably); or

       (l) Analogous proceedings: there occurs, in relation to any Relevant Company, in any country or territory in which it carries on business or to the jurisdiction of whose courts any part of its assets is subject, any event which, in the reasonable opinion of the Majority Banks, appears in that country or territory corresponds with, or has an effect equivalent to, any of those mentioned in clauses 12.1(e) (Legal process) to (k) (Dissolution) (inclusive) or any Relevant Company otherwise becomes subject, in any such country or territory, to a legal procedure under of any law relating to insolvency, bankruptcy or liquidation; or

       (m) Cessation of business: other than in relation to a disposal permitted under this Agreement, any Relevant Company suspends or ceases or threatens to suspend or cease to carry on its business unless another member of the Group carries on such business in its place; or

       (n)    Change of Control:

              (i) Bidco ceases to be a wholly-owned subsidiary (as that term is used in section 736 of the Act) of Finco 2; or

              (ii) Finco 2 ceases to be a wholly-owned Subsidiary of the Parent (other than as permitted by paragraph (iii) below) and at least a 90% owned direct subsidiary of the Primary Borrower; or

              (iii)  less  than 100%  (until  19 May 1999) or 75%  (until 19 May
                     2000) or 60% (thereafter) of the equity share capital of the Primary Borrower is held by the Parent (directly or indirectly) at any time; or

              (iv) Bidco at any time reduces its shareholding in The Energy Group Limited; or

              (v) REC or any other Licensee ceases to be a wholly-owned Subsidiary of the Primary Borrower; or

              (vi)   there is a Change in Control of the Parent; or

       (o)    Distribution Business/Generation Business:

              (i) the Group ceases, or threatens to cease, to carry on the Distribution Business or the Generation Business as a whole;

              (ii) all or a majority of the issued shares of any Licensee or any other Relevant Company or the whole or any material part of the assets or revenues of (aa) the Distribution Business or (bb) the Generation Business (taken as a whole) are seized, nationalised, expropriated or compulsorily acquired by or under the authority of a Government Entity;

              (iii) any change is made in the statutory or regulatory requirements applicable to the Distribution Business or the Generation Business or any new statutory or regulatory requirements are imposed on it which would be reasonably likely to have a Material Adverse Effect; or

       (p)    Licences:

              (i) the Secretary of State or any other person with the ability to do so gives notice in writing of the revocation of a Licence for any reason or a Licence ceases to be in full force and effect in any material respect except where a similar licence is or licences are granted to a member of the Group in its place;

              (ii) without prejudice to paragraph (i) above, any legislation (whether primary or subordinate) with regard to the creditors of Licensees or the ability of Licensees to raise finance under a Licence or with regard to generators or electricity or public electricity suppliers generally is enacted and that enactment would be reasonably likely to have a Material Adverse Effect;

              (iii) any amendment is made to the terms and conditions of a Licence and the amendment would be reasonably likely to have a Material Adverse Effect; or

       (q)    Electricity Act:

              (i) any of the provisions of the Electricity Act (or any subordinate legislation) detailing the rights, powers, authorities, obligations and duties of the Secretary of State or the Director General, or the manner in or time at which they are to be exercised, are repealed or amended in a manner which would be reasonably likely (in the opinion of the Majority Banks) to have a Material Adverse Effect; or

              (ii) the relevant Licensee fails to comply with a final order (within the meaning of section 25 of the Electricity Act) or with a provisional order (within the meaning of that section) which has been confirmed under that section and in either case which has not been revoked under that section or the validity of which has not been questioned under section 27 of the Electricity Act, if such failure to comply would be reasonably likely to have a Material Adverse Effect; or

       (r) Pooling and Settlement Agreement: REC or any other member of the Group ceases to be a party to the Pooling and Settlement Agreement, or any notice requiring REC or any other member of the Group to cease to be a party to the Pooling and Settlement Agreement is given to such company under the relevant clauses of the Pooling and Settlement Agreement, except where another member of the Group becomes a party to that agreement in its place or such cesser occurs or such notice is given in the context of a general disbandment of the Pooling and Settlement Agreement; or

       (s) Gas Framework Agreement: the relevant member of the Group ceases to be a party to the Gas Framework Agreement where this would be reasonably likely to lead to a Material Adverse Effect, except where another member of the Group becomes a party to that agreement in its place;

       (t) Finance Documents: any Finance Document is not or ceases to be legal, valid and binding on or (subject to the Reservations) enforceable against any Obligor or is alleged by any Borrower or other Obligor to be ineffective for any reason; or

       (u) Unlawfulness: it becomes unlawful at any time for any Borrower or other Obligor to perform all or any of its material obligations under any of the Finance Documents; or

       (v) Material Adverse Effect: At any time after the date of this Agreement there is a change in the financial condition of an Obligor which has a Material Adverse Effect.

12.2   Acceleration

       The Facility Agent may, and, if so requested by the Majority Banks, shall, without prejudice to any other rights of the Finance Parties after the happening of an Event of Default, and so long as the same is continuing, by notice to the Primary Borrower:

       (i) declare that the obligation of each Bank to make its Commitments available shall be terminated, whereupon the Total Commitments in respect of all Facilities shall be reduced to zero forthwith; and/or

       (ii) declare that the Advances and all interest, fees and commitment commission accrued and all other sums payable under the Finance Documents have become due and payable or have become due and payable on demand, whereupon the same shall, immediately or in accordance with the terms of such notice, become due and payable or become obligations payable on demand; and/or

       (iii) demand full cash cover for the Outstanding Contingent Liabilities under all Letters of Credit then outstanding in the currency in which those Letters of Credit are denominated; and/or

       (iv)   declare  that  the   Guarantees  (or  any  of  them)  have  become
              enforceable (in whole or in part).

       On or at any time after the making of any such declaration, the Facility Agent shall be entitled, to the exclusion of the Borrowers, to select the duration of Interest Periods.

13.    INDEMNITIES

13.1   Miscellaneous indemnities

       The Primary Borrower shall within three Banking Days of demand indemnify each Finance Party, without prejudice to any of their other rights under any of the Finance Documents, against any cost, loss, claim, expense (including loss of Applicable Margin and legal fees) or liability together with any Tax thereon which such Finance Party shall certify as sustained or incurred by it as a consequence of:

       (a) any default in payment by any Obligor of any sum under any of the Finance Documents when due,

       (b)    the occurrence of any other Default,

       (c) any prepayment of the Facilities or part thereof being made otherwise than on an Interest Payment Date or, as the case may be, Maturity Date relative thereto,

       (d) any Utilisation not being made for any reason (excluding, but only to the extent of the indemnification of a particular Finance
              Party, any gross negligence or wilful default by such Finance Party) after a Drawdown Notice has been given, or

       (e)    any notice sent by telefax failing to be received,

       including, in any such case, but not limited to, any loss or expense sustained or incurred in maintaining or funding its Contributions or any part thereof or in liquidating or re-employing deposits from third parties acquired or contracted for to fund all or any part of its Contributions or any other amount owing to such Finance Party.

13.2   Currency of account; currency indemnity

       (a) No payment by any Obligor under any of the Finance Documents which is made in a currency other than the currency ("Contractual Currency") in which such payment is required to be made pursuant to the relevant Finance Documents shall discharge the obligation in respect of which it is made except to the extent of the net proceeds in the

              Contractual Currency received by the Facility Agent upon the sale of the currency so received, after taking into account any premium and costs of exchange in connection with such sale.

       (b) The Finance Parties shall not be obliged to accept any such payment in a currency other than the Contractual Currency nor shall the Finance Parties be liable to any Obligor for any loss or alleged loss arising from fluctuations in exchange rates between the date on which such payment is so received by the Facility Agent and the date on which the Facility Agent effects such sale, as to which the Facility Agent shall (as against each Obligor) have an absolute discretion.

       (c) If any sum due from any Obligor under any Finance Documents or any order or judgment given or made in relation hereto is required to be converted from the Contractual Currency or the currency in which the same is payable under such order or judgment (the "first currency") into another currency (the "second currency") for the purpose of (i) making or filing a claim or proof against any Obligor, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation to any of the Finance Documents, each Obligor shall indemnify and hold harmless each Finance Party from and against any loss suffered as a result of any difference between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which each such Finance Party may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

       (d) Any amount due from any Obligor under the indemnity contained in this clause 13.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of any of the Finance Documents and the term "rate of exchange" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

13.3   Acquisition finance indemnity

       The Primary Borrower shall forthwith on demand indemnify each Finance Party and each of their respective Affiliates and Subsidiaries and its respective directors officers and employees (each being an "Indemnified Person") from and against any cost, claim, loss, expense (including without limitation, the fees, costs and expenses of legal advisors arising from any legal procedures (including, without limitation, any administrative regulatory or judicial actions or investigations) to which that Indemnified Person becomes subject or joined as a party or which may be threatened or pending against it) or liability together with any Tax thereon which may be incurred or asserted against such Indemnified Person arising out of or in connection with the Acquisition or it agreeing to finance or refinance any acquisition by Bidco or any person acting in concert with Bidco of any shares or share options of any class in Target or the use of the proceeds of any Advance (save to the extent any such loss or liability arises as a result of the gross negligence or wilful default of the relevant Finance Party).

13.4   ECB reserve requirements

       The Primary Borrower shall on demand indemnify each Finance Party against any cost or loss suffered by it as a result of complying with European Central Bank reserve requirements to the extent such requirements relate to its participation in the Facilities and are not recoverable by such Bank under clause 14.2 (Increased Costs).

13.5   No settlement without consent

       The Primary Borrower agrees on its own behalf and on behalf of each other member of the Group that, without the prior written consent of the Facility Agent and the Majority Banks, no member of the Group will settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification could be sought under the indemnification provisions of clauses 7.6 (Stamp and other duties), 8.4 (Facility Agent may assume receipt), 8.5 (Grossing-up for Taxes), 8.6 (Qualifying Bank), 13 (Indemnities) or 20.2 (Indemnity from Banks) (whether or not any indemnitee thereunder (the "Indemnitee") is an actual or potential party to such claim, action, suit or proceeding), unless such settlement, compromise or consent does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.


14.    UNLAWFULNESS, INCREASED COSTS, ALTERNATIVE INTEREST RATES

14.1   Unlawfulness

       (a) If it is or becomes contrary to any law or regulation or contrary to any request from or requirement of any fiscal monetary or other authority (with which such Finance Party would normally comply) for a Finance Party to contribute to any Utilisation or to maintain its Commitments in respect of a Facility or fund its Contribution to a Facility, such Finance Party shall promptly after becoming aware of the same, through the Facility Agent, notify the Primary Borrower whereupon (a) such Finance Party's Commitments shall be reduced to zero (and, if it is the Issuing Bank, it shall have no further obligation to Issue Letters of Credit if to do so would in the opinion of the Issuing Bank be or become contrary to any law or regulation or contrary to any request from or requirement of any fiscal monetary or other authority (with which such Finance Party would normally comply)) and (b) if the Facility Agent on behalf of the Finance Party so requires each relevant Borrower shall be obliged to prepay the Contribution of such Finance Party to such Facility and provide full cash cover to the Issuing Bank for any Outstanding Contingent Liabilities of the relevant Finance Party on a future date specified by the Facility Agent not being earlier than the latest date permitted by the relevant law or regulation or not contrary to such request or requirement. Any prepayment pursuant to this clause 14.1 shall be made together with all amounts referred to in clause 6.5 (Prepayments generally).

       (b)    When any relevant  Borrower makes any prepayment under this clause
              14.1 the Issuing Bank shall not release the amount of such prepayment which is cash cover for any Outstanding Contingent Liabilities to such Finance Parties but shall place such monies on suspense account and such money may be used as collateral for the actual and the contingent liabilities of that Finance Party to the Issuing Bank, which liabilities shall remain in full force and effect notwithstanding such prepayment; and such Finance Party shall remain liable under all the relevant provisions of this Agreement to the Issuing Bank to pay in cash any shortfall between the amount held by the Facility Agent and its liabilities under this Agreement.

14.2   Increased costs

       If the result of any change in, or in the interpretation or application of, or the introduction of, (after the date of this Agreement):

       (a)    any law or

       (b) any regulation, request or requirement (which if not having the force of law is one of a kind with which the relevant Finance Party or, as the case may be, its holding company habitually complies), including those relating to Taxation, capital adequacy, European monetary union, liquidity, reserve assets, cash ratio deposits and special deposits or requested or required by any central bank (including without limitation the European Central
              Bank) or other fiscal monetary or other authority,

       is to:

              (i) subject any Finance Party or its holding company to Taxes or change the basis of Taxation of any Finance Party with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income, profits or gains of such Finance Party imposed in the jurisdiction in which it is resident or incorporated or its principal office or Facility Office is located); and/or

              (ii) increase the cost to, or impose an additional cost on, any Finance Party or its holding company in entering into or performing its obligations under the Finance Documents and/or in making or keeping available all or part of such Finance Party's Commitments and/or maintaining or funding all or part of such Finance Party's Contributions (and/or providing any guarantee or indemnity of any other Finance Party's obligations); and/or

              (iii) reduce the amount payable or the effective return to any Finance Party under this Agreement; and/or

              (iv) reduce any Finance Party's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources in respect of all or any of the advances or obligations comprised in a class of advances or obligations formed by or including such Finance Party's share in Utilisations made or to be made under this Agreement; and/or

              (v) require any Finance Party or its holding company to make a payment or forgo a return calculated by reference to or on any amount received or receivable by such Finance Party under this Agreement; and/or

              (vi) require any Finance Party or its holding company to incur or sustain a loss (including a loss of future potential profits) by reason of being obliged to deduct all or part of such Finance Party's Commitments or Contributions from its capital for regulatory purposes, then and in each such case (but subject to clause 8.6  (Qualifying
              Bank) and 14.3 (Exceptions)):

                     (aa) such Finance Party shall notify the Primary Borrower through the Facility Agent in writing of such event promptly upon its becoming aware of the same; and

                     (bb) following such notification the Primary Borrower shall, whether or not such Finance Party's Contribution to any Facility has been repaid, pay to the Facility Agent on demand for the account of such Finance Party the amount which such Finance Party specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Finance Party or its holding company regards as confidential) is required to compensate such Finance Party and/or its holding company in its sole discretion for such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss.

       For the purposes of this clause 14.2 each Finance Party may in good faith allocate or spread costs and/or losses among its assets and liabilities (or any class thereof) on such basis as it considers appropriate and fair.

       Each Finance Party shall use all reasonable endeavours to notify the Primary Borrower as soon as reasonably practicable of any such increased cost, reduction, payment or forgone return which is to result in a demand under clause 14.2(bb).

       For the purposes of this clause 14.2 and clause 14.4 (Mitigation) "holding company" means, in relation to a Finance Party, the company or entity (if any) within the consolidated supervision of which such Finance Party is included.

       For the purposes of this clause 14.2, the Obligors acknowledge that any requirement that the Finance Parties treat interest hereunder as anything other than interest shall be a change in law or the interpretation thereof.

14.3   Exceptions

       Nothing in clause 14.2 (Increased costs) shall entitle any Finance Party to receive any amount in respect of compensation for any such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss to the extent that the same:

       (a)    is taken into account in calculating the Mandatory Cost Rate; or

       (b) is (or would be if the Finance Party were or continued to be a Qualifying Lender) the subject of an additional payment under clause 8.5 (Grossing-up for Taxes); or

       (c) arises as a consequence of (or of any law or regulation implementing) (i) the proposals for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988 and/or (ii) any applicable directive of the European Union unless (in each case) it results from any change in, or in the interpretation or application of, such proposals or any such applicable directive (or any law or regulation implementing the same) occurring after the date hereof; or

       (d) is attributable to Taxation save where it is recovered under clause 14.2(i) (Increased Costs); or

       (e) is attributable to the wilful default or gross negligence of a Finance Party.

       For the purposes of clause 14.3(c) the term "applicable directive" means (exclusively) each of the Own Funds Directive (89/299/EEC of 17th April
       1989), the Solvency Ratio Directive (89/647/EEC of 18th December 1989) and the Capital Adequacy Directive (93/6/EEC of 15 March 1993) as the foregoing have been amended up to the date of this Agreement.

14.4   Mitigation

       If, in respect of any Finance Party (an "Affected Bank"), circumstances arise or exist which would result in:

       (a) any Obligor being required to make an increased payment to that Finance Party pursuant to clause 8.5 (Grossing-up for Taxes);

       (b) the reduction of that Finance Party's Commitment in respect of any Facility to zero or any Borrower being required to prepay that Finance Party's Contribution to any Facility pursuant to clause
              14.1 (Unlawfulness);

       (c) any Obligor being required to make a payment to any Finance Party to compensate such Finance Party or its holding company for a liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss pursuant to clause 14.2(bb) (Increased Costs); or

       (d) any Obligor not being entitled to a deduction for UK corporation tax purposes in respect of interest payable under this Agreement to that Finance Party;

       then, without in any way limiting, reducing or otherwise qualifying the obligations of any Obligor under clause 8 (Payments and Taxes, Accounts and Calculations) and this clause 14 (Unlawfulness, increased costs, alternative interest rates) (and subject to the Obligor's rights under clause 6.5 (Prepayments generally), such Finance Party shall, in consultation with the Facility Agent, endeavour to take such reasonable steps (and/or, in the case of clause 14.2(bb) (Increased Costs) and where the increased or additional cost, reduction, payment, forgone return or loss is that of its holding company, endeavour to procure that its holding company takes such reasonable steps) as are open to it (or, as the case may be, its holding company) to mitigate or remove such circumstances unless the taking of such steps might (in the opinion of such Finance Party) be prejudicial to such Finance Party (or, as the case may be, its holding company) and provided that such Finance Party shall be under no obligation to take any such action if in the opinion of such Finance Party to do so might have any adverse effect upon its business, operations or financial condition.


15.    SET-OFF AND PRO-RATA PAYMENTS

15.1   Set-off

       (a) Each Obligor hereby agrees that each Finance Party may at any time, whilst any Default shall be continuing notwithstanding any settlement of account or other matter whatsoever, combine or consolidate all or any of its then existing accounts wheresoever situate (including accounts in the name of such Finance Party or of such Obligor jointly with others), whether such accounts are current, deposit, loan or of any other nature whatsoever, whether they are subject to notice or not and whether they are denominated in Sterling or in any other currency, and set-off or transfer any sum standing to the credit of any one or more such accounts in or towards satisfaction of any moneys, obligations or liabilities which are due and payable by such Obligor to such Finance Party under the Finance Documents but are unpaid.

       (b) For this purpose each Finance Party is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Finance Party shall be obliged to exercise any right given to it by this clause 15.1.

       (c) Each Finance Party shall notify the Facility Agent promptly upon the exercise or purported exercise of any right of set-off in relation to any member of the Group giving full details in relation thereto and the Facility Agent shall inform the other Finance Parties.

15.2   Pro-rata payments

       (a) If at any time any Bank (the "Recovering Bank") receives or recovers any amount owing to it by any Obligor under this Agreement by direct payment, set-off or in any manner other than by payment through the Facility Agent (not being a payment received from a Substitute or a sub-participant in such Bank's Contribution to any Facility or any other payment of an amount due to the Recovering Bank for its sole account), the Recovering Bank shall, within two Banking Days of such receipt or recovery (a "Relevant Receipt") notify the Facility Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Facility Agent then:

              (i) within two Banking Days of demand by the Facility Agent, the Recovering Bank shall pay to the Facility Agent an amount equal to the excess;

              (ii) the Facility Agent shall treat the excess amount so paid by the Recovering Bank as if it were a payment made by the relevant Obligor and shall distribute the same to the Banks (other than the Recovering Bank); and

              (iii) as between the relevant Obligor and the Recovering Bank, the excess amount so re-distributed shall be treated as not having been paid but the obligations of the relevant Obligor to the other Banks shall, to the extent of the amount so re-distributed to them, be treated as discharged.

       (b) If any part of a Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the Recovering Bank such Bank's pro-rata share of the amount which has to be refunded by the Recovering Bank.

       (c) Each Bank shall on request supply to the Facility Agent such information as the Facility Agent may from time to time request for the purpose of this clause 15.2.

       (d) Notwithstanding the foregoing provisions of this clause 15.2, no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it in breach of clause 22.3 (Majority Bank matters: enforcement).

       (e) The amounts due from each relevant Obligor to each of the Banks shall reflect any payments and receipts among the Banks prescribed by this clause.

       (f) Nothing in this clause 15.2 shall prevent the Issuing Bank from recovering from the relevant Borrowers any amounts due under a Letter of Credit issued by the Issuing Bank or appropriating any cash cover provided by an Obligor under this Agreement provided that any cash cover not ultimately applied in respect of an amount due under a Letter of Credit shall be turned over to the Facility Agent and treated as a Relevant Receipt to which the provisions of this clause 15.2 will generally apply.

15.3   No release

       For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 15.2 (Pro-rata payments) shall not release any other Recovering Bank from any of its obligations or liabilities under clause 15.2 (Pro-rata payments).

15.4   No charge

       The provisions of this clause 15 (Set-off and pro-rata payments) are not intended to, shall not, and shall not be construed so as to, constitute a charge by a Bank. In particular it is not intended to create a charge over all or any part of a sum received or recovered by any Bank in the circumstances mentioned in clause 15.2 (Pro-rata payments).

16.    ASSIGNMENT, SUBSTITUTION AND LENDING OFFICES

16.1   Benefit and burden

       This Agreement shall be binding upon, and enure for the benefit of, the Finance Parties and the Obligors and their respective successors, transferees and assigns.

16.2   No assignment by the Obligors

       The Obligors may not assign or otherwise transfer any of their respective rights or obligations under any of the Finance Documents.

16.3   Substitution

       Each Bank (an "Existing Bank") may at any time assign all or any of its rights and benefits under the Finance Documents or novate in accordance with clauses 16.5 (Substitution Certificate) and 16.12 (Restrictions on novations) (but not otherwise) all or any part of its rights, benefits and/or obligations under the Finance Documents to another Qualifying Bank (a "Substitute") with the consent of the Issuing Bank, and with the consent of the Primary Borrower (not to be unreasonably withheld or delayed).

16.4   Assignment

       If any Bank assigns all or any of its rights and benefits under the Finance Documents in accordance with clause 16.3 (Substitution), then, unless and until the assignee has agreed with the other Finance Parties and the Obligors that it shall be under the same obligations towards each of them as it would have been if it had been an original party thereto as a Bank, the other Finance Parties and the Obligors shall not be obliged to recognise that assignee as having the rights against each or any of them which it would have had if it had been such a party thereto.

16.5   Substitution Certificate

       Subject to clause 16.6 (Reliance on Substitution Certificate) , if a duly completed Substitution Certificate duly executed by the Existing Bank and the Substitute is delivered to and countersigned by the Facility Agent (for itself and the other parties to this Agreement other than the Existing Bank), then on the Effective Date (as specified in that Substitution Certificate) to the extent that the Existing Bank's rights, benefits and obligations under the Finance Documents are expressed in such Substitution Certificate to be the subject of a novation in favour of the Substitute effected pursuant to this clause 16.5:

              (i) the existing parties to the Finance Documents and the Existing Bank shall be released from their respective obligations towards one another under the Finance Documents ("discharged obligations") except for any obligation which the Existing Bank has to the Issuing Bank under clause 4.7 (Bank's Guarantee and Indemnity) before the date on which the novation takes place unless otherwise agreed in writing by the Issuing Bank and their respective rights against one another under the Finance Documents ("discharged rights") (except with respect to antecedent breaches) shall be cancelled;

              (ii) the Substitute party to such Substitution Certificate and the existing parties to the Finance Documents shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Substitute instead of to or by such Existing Bank;

              (iii) the Substitute party to such Substitution Certificate and the existing parties to the Finance Documents shall acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against such Substitute instead of by or against such Existing Bank; and

              (iv) the Finance Parties shall acquire the same rights and benefits and assume the same obligations between themselves as they would have acquired and assumed had such Substitute been an original party hereto as a Bank with the rights, benefits and/or obligations acquired or assumed by it as a result of such transfer;

              and, on such Effective Date, the Substitute shall pay to the Facility Agent for its own account a fee of (pound)750. The Facility Agent shall promptly deliver a copy of such Substitution Certificate to the Primary Borrower.

16.6   Reliance on Substitution Certificate

       The Facility Agent (on behalf of itself) and the Obligors shall be fully entitled to rely on any Substitution Certificate delivered to the Facility Agent in accordance with the foregoing provisions of this clause 16 (Assignment, Substitution and Lending offices) which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Existing Bank(s) and the Substitute(s) and none of the Facility Agent and the Obligors shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Substitution Certificate if it proves to be the case that the same was not authentic or duly authorised.

16.7   Authorisation of Facility Agent

       Each party to this Agreement irrevocably authorises the Facility Agent to counter-sign each Substitution Certificate on its behalf for the purposes of clause 16.5 (Substitution Certificate) without any further consent of, or consultation with, such party except, in the case of the Primary Borrower, the consent required pursuant to clause 16.3 (Substitution).

16.8   Accession Deeds

       The Obligors shall from time to time at the request of the Facility Agent promptly do any act or thing or execute such documents as directed by the Facility Agent in connection with the transfer of rights or benefits under clause 16.3 (Substitution).

16.9   Construction of certain references

       If any Bank novates all or any part of its rights, benefits and obligations as provided in clause 16.3 (Substitution) all relevant references in this Agreement to such Bank shall thereafter be construed as a reference to such Bank and/or its Substitute to the extent of their respective interests.

16.10  Lending offices

       Each Bank  shall lend  through  its office at the  address  specified  in
       Schedule  1 or,  as the  case  may be,  in or  pursuant  to any  relevant
       Substitution Certificate or through any other office of such Bank selected from time to time by such Bank through which such Bank wishes to lend for the purposes of this Agreement (with the consent of the Primary Borrower, if such changed lending office is outside the United Kingdom). If the office through which a Bank is lending is changed pursuant to this clause 16.10, such Bank shall notify the Facility Agent promptly of such change. No Bank shall exercise its rights under this clause in any manner which might reasonably be expected to result in it not being a Qualifying Bank.

16.11  Disclosure of information

       The Obligors party to this Agreement agree that the Finance Parties may at any time disclose such information relating to the Obligors, their Affiliates and Associated Companies as shall come into their possession, whether or not in relation to the Facilities:

       (a)    to any prospective assignee, Substitute or sub-participant;

       (b)    to their respective advisers, professional or otherwise;

       (c)    to any Affiliate of such Finance Party;

       (d)    to the other Finance Parties;

       (e) if required to do so by an order of a court of competent jurisdiction;

       (f)    under  any  law  or  regulation  or to any  applicable  regulatory
              authority   (including  the  Bank  of  England)  in  any  relevant
              jurisdiction; and

       (g) where such information shall have already entered the public domain other than by breach of confidence on the part of the relevant Finance Party,

       and in the case of (a) above, subject to first requiring and receiving a written confirmation from the recipient of the information addressed to, inter alios, the Primary Borrower itself and its Affiliates that the recipient will, and will cause its Affiliates to, treat in confidence any confidential information so disclosed to it and not use it for any unauthorised purpose and, upon receipt of such confirmation, such Finance Party shall in no way be liable or responsible for such information not being kept confidential by such proposed assignee, Substitute or other person.

16.12  Restrictions on novations

       Any novation by a Bank which is transferring part (but not all) of its Commitment may only be made if (a) it is made in respect of a Commitment of (pound)5,000,000 or any larger integral multiple of (pound)5,000,000 and (b) as a consequence of such novation (or as a consequence of that and any other novation between the same or related parties taking effect at or about the same time) the Commitment of the Existing Bank would be not less than (pound)5,000,000.

16.13  No obligation

       The Existing Bank shall not be obliged by any Finance Document to:

       (a) accept a re-transfer from the Substitute of any of the rights and/or obligations assigned or transferred under this clause 16 (Assignment, Substitution and Lending offices); or

       (b) indemnify the Substitute for any losses arising by reason of any Obligor's failure to perform its obligations under any Finance Documents or otherwise.

17.    FACILITY AGENT

17.1   Appointment of Facility Agent

       Each Finance Party (except the Facility Agent) appoints the Facility Agent to act as its agent in connection with the Finance Documents to which the Facility Agent is a party, and authorises the Facility Agent to exercise such rights, remedies, powers and discretions as are specifically delegated to it by the terms of this Agreement and the Finance Documents, together with all reasonably incidental rights, powers and discretions. The Obligors shall be entitled to assume that the Facility Agent represents the Finance Parties (except the Facility Agent), the Reference Banks or the Majority Banks (as the case may be), and that all consents and notices given by the Facility Agent on their behalf are validly given.

17.2   Separate treatment of syndication division

       In acting as Facility Agent, the Facility Agent's syndication division (or such other division as may undertake such task) shall be treated as a separate entity from any other of its divisions or departments and, despite the provisions of clauses 17 (Facility Agent) to 21 (Guarantee), if the Facility Agent or any Related Person acts for or transacts business with any member of a group comprising the Parent and its Affiliates or Associated Companies (the "Parent Group") or any other person which may be a trade competitor of the Parent Group or Group or any member of either such group or may otherwise have commercial interests similar to those of any member of such groups in any capacity in relation to any other matter (including as a Bank under this Agreement), any information acquired by the Facility Agent or any Related Person in such other capacity may be treated as confidential by the Facility Agent. The Obligors hereby expressly acknowledge that the Finance Parties and Related Persons may be providing debt financing, equity capital or other services (including financial advisory services) to other persons with whom the Parent or the Group may have conflicting interests in respect of the Facilities or otherwise.

17.3   Actions of Facility Agent

       Each action taken or decision made by the Facility Agent under or in relation to any Finance Document with requisite authority under this Agreement, including on the basis of the requisite instructions, shall be binding on all the Finance Parties.

17.4   Notification of retirement of Facility Agent or Issuing Bank

       Each of the Facility Agent and/or the Issuing Bank may resign its appointment under this Agreement at any time without assigning any reason therefor by giving not less than 30 days' prior written notice to that effect to each of the other parties to this Agreement Provided that no such resignation shall be effective until a successor for such Facility Agent or Issuing Bank (as the case may be) is appointed in accordance with the succeeding provisions of this clause.

17.5   Successor Facility Agent or Issuing Bank

       If the Facility Agent or Issuing Bank gives notice of its resignation pursuant to clause 17.4 (Notification of retirement of Facility Agent or Issuing Bank), then any reputable and experienced bank or other financial institution with an office in London may, with the consent of the Primary Borrower (such consent not to be unreasonably withheld), be appointed as a successor to such Facility Agent or Issuing Bank (as the case may be) by the Majority Banks but, if no such successor is so appointed, the Facility Agent or Issuing Bank (as the case may be) may appoint such a successor itself.

17.6   Provisions relating to successor Facility Agent or Issuing Bank

       With effect from the date that a successor is appointed and accepts the office of Facility Agent or, as the case may be, Issuing Bank and executes such necessary documentation under this clause 17 (Facility Agent):

       (a) as regards the other Finance Parties and the Obligors, such successor shall become bound by all the obligations of the Facility Agent or, as the case may be, the Issuing Bank and become entitled to all the rights, privileges, powers, authorities and discretions of the Facility Agent or, as the case may be, the Issuing Bank under the Finance Documents;

       (b) the agency of the retiring Facility Agent or, as the case may be, the duties of the Issuing Bank shall terminate and the retiring Facility Agent or, as the case may be, the retiring Issuing Bank shall be discharged from any further liability or obligation under the Finance Documents, but without prejudice to any liabilities which the retiring Facility Agent or, as the case may be, the retiring Issuing Bank may have incurred (including with respect to the retiring Issuing Bank any then outstanding Issued Letter of Credit) before the termination of its agency, trusteeship and/or duties;

       (c) the costs, charges and expenses of the retiring Facility Agent or, as the case may be, the retiring Issuing Bank shall be discharged if recoverable under the provisions of this Agreement;

       (d) the provisions of the Finance Documents shall continue in effect for the benefit of any retiring Facility Agent or, as the case may be, the retiring Issuing Bank in respect of any actions taken or omitted to be taken by it or any event occurring before the termination of its agency, trusteeship and/or duties (including with respect to the retiring Issuing Bank any then outstanding Issued Letter of Credit); and

       (e) the retiring Facility Agent or Issuing Bank shall (at the expense of the Primary Borrower) provide its successor with copies of such of its records as its successor reasonably requires to carry out its functions as such.

17.7   Merger of Facility Agent or Issuing Bank

       Any corporation into which the Facility Agent or the Issuing Bank may be merged or converted or any corporation with which the Facility Agent or the Issuing Bank may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Facility Agent or the Issuing Bank shall be a party shall, to the extent permitted by applicable law, be the successor Facility Agent, or, as the case may be, Issuing Bank under this Agreement and the other Finance Documents (as appropriate) without the execution or filing of any document or any further act on the part of any of the parties to this Agreement or, as the case may be, the other Finance Documents save that notice of merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to the Primary Borrower and the Banks.

17.8   Role of Issuing Bank

       The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Facility Agent may agree at the request of the Majority Banks to act for such Issuing Bank with respect thereto.

18.    POWERS

18.1   General powers

       Each of the Facility Agent and the Arrangers may:

       (a) assume that the Facility Office of each Bank is that identified with its signature below (or, in the case of a Substitute, that identified in the Substitution Certificate under which it became a party to this Agreement) until it has received from such Bank a notice designating some other office of such Bank as its Facility Office, and may act upon any such notice until the same is superseded by a further such notice;

       (b) engage and pay for the advice or services of any lawyers, accountants or other advisers whose advice or services may seem necessary, expedient or desirable to it and may rely upon any advice so obtained;

       (c) rely as to matters of fact which might reasonably be expected to be within the knowledge of an Obligor upon a certificate or statement signed by or on behalf of that Obligor;

       (d) rely upon any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person by whom it purports to be communicated or signed;

       (e) refrain from exercising any right, power or discretion vested in it under any Finance Document unless and until instructed by the Majority Banks or, where required, all of the Banks as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised, and it shall not be liable for acting or refraining from acting in accordance with or in the absence of such instructions;

       (f) refrain from taking any step to protect or enforce the rights of any Finance Party under any Finance Document and from beginning any legal action or proceeding arising out of or in connection with any Finance Document until it has been indemnified and/or secured as it may require (whether by way of payment in advance or otherwise) against all costs, claims, expenses (including legal fees) and liabilities which it will or may expend or incur in complying with such instructions;

       (g) refrain from doing anything which would or might in its opinion be contrary to any applicable law or any requirements (whether or not having the force of law) of any governmental, judicial or regulatory body or otherwise render it liable to any person, and do anything which is in its opinion necessary to comply with any such applicable law or requirement;

       (h) do any act or thing in the exercise of any of its powers and duties under the Finance Documents which may lawfully be done and which in its absolute discretion it deems advisable for the protection and benefit of the Finance Parties collectively;

       (i) perform any of its duties, obligations and responsibilities under the Finance Documents by or through its personnel or agents; and

       (j) accept deposits from, lend money (secured or unsecured) to and generally engage in any kind of banking or other business with, be the owner or holder of any shares or other securities of, and provide advisory or other services to the Parent and its Affiliates, and/or the Group or any of the Finance Parties, without any liability to account.

18.2   Specific powers of Facility Agent

       The Facility Agent:

       (a)    may assume that:

              (i) any representation made by the Obligors in or in connection with the Finance Documents is true;

              (ii)   no Default has occurred;

              (iii) no Obligor is in breach of or default under its obligations under any Finance Document; and

              (iv) any right, power, authority or discretion vested in any of the Finance Documents upon the Majority Banks, all Banks, or any other person or group of persons has not been exercised,

              unless the Facility Agent has in its capacity as agent for the relevant Finance Parties received actual notice to the contrary from any other party to any Finance Document;

       (b) shall be at liberty to place any Finance Document and any other instruments, documents or deeds delivered to it pursuant thereto or in connection therewith for the time being in its possession in any safe deposit, safe or receptacle selected by the Facility Agent, as the case may be, or with any bank, any company whose business includes undertaking the safe custody of documents or any firm of lawyers of good repute and may make any such arrangements as it thinks fit for allowing the Primary Borrower access to, or its solicitors or auditors possession of, such documents when necessary or convenient and, in the absence of gross negligence or wilful default on its part, shall not be responsible for any loss thereby incurred;

       (c) may, whenever it thinks fit, delegate by power of attorney or otherwise to any person or persons all or any of the rights, trusts, powers, authorities and discretion vested in it by any Finance Document and such delegation may be made upon such terms and subject to such conditions and subject to such regulations as the Facility Agent may think fit and shall not be bound to supervise the proceedings or (in the absence of gross negligence or wilful default on its part) be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate;

       (d) notwithstanding anything else herein contained, may refrain from doing anything which would or might in its opinion be contrary to any relevant law of any jurisdiction or any relevant directive or regulation of any agency of any state or which would or might otherwise render it liable to any persons and may do anything which is, in its opinion, necessary or desirable to comply with any such law, directive or regulations;

       (e) may indemnify itself and/or every attorney, agent or other person appointed by it under any Finance Document against all Liabilities (as defined in clause 20.2 (Indemnity from Banks)) and/or in respect of any other matter or thing done or omitted to be done in any way relating to any Finance Document or by law and/or acting as Facility Agent;

       (f) shall have the power to institute, prosecute and defend any suits or actions or other proceedings affecting the Facility Agent and to compromise any matter or difference or submit any such matter to arbitration and to compromise or compound any debts owing to the Facility Agent or any other claims against it or any such terms as it shall deem sufficient and to make petition upon such terms as it shall deem desirable;

       (g) save as otherwise expressly provided herein, shall have absolute discretion as to the exercise or non exercise (and as to the manner and time of any such exercise) of all rights, trust, powers, authorities and discretions vested in it by any of the Finance Documents but shall be entitled to refrain from exercising any right, power or discretion vested in it as agent or trustee under any Finance Document unless and until instructed by the Majority Banks or, where required under this Agreement, all Banks as to whether or not such right, power or discretion is to be exercised and, if it is to be exercised, as to the manner in which it should be exercised; and

       (h) shall have absolute discretion as to the exercise or non-exercise (and as to the manner and time of any such exercise) of all rights, trust, powers, authorities and discretions in relation to any matter, or in any context, not expressly provided for by this Agreement to act or, as the case may be, refrain from acting in accordance with the instructions of the Majority Banks;

       (i) shall (subject to clause 19 (Duties)) be entitled (in its own name or in the names of nominees) to invest moneys from time to time which, in the opinion of the Facility Agent, it would not be practicable to distribute immediately by placing the same on deposit in the name or under the control of itself as it may think fit without being under any duty to diversify the same and it shall not be responsible for any loss due to interest rate or exchange rate fluctuations;

       (j) with respect to its own Commitments and Contributions (if any), shall have the same rights and powers under this Agreement and the other Finance Documents as any other Bank and may exercise the same as though it were not performing the duties and functions delegated to it under this Agreement and/or the other Finance Documents and the term "Banks" shall, unless the context clearly otherwise indicates, include the Facility Agent in its individual capacity as Bank.

19.    DUTIES

19.1   Specific duties of the Facility Agent

       The Facility Agent (for the benefit of the other Finance Parties only) shall:

       (a) promptly upon receipt inform each Bank of the contents of any notice or document or other information received by it on or after the date of this Agreement in its capacity as Facility Agent under this Agreement from any Obligor;

       (b) promptly notify each Bank of the occurrence of any Default or any material breach by any Obligor in the due performance of its obligations under this Agreement or any Finance Document of which the Facility Agent has received written notice from any other party to any Finance Document;

       (c) save as otherwise provided herein, act in accordance with any instructions given to it by the Majority Banks (which instructions shall be binding on all of the Finance Parties);

       (d) if so instructed by the Majority Banks (or, where so required under this Agreement, all Banks), refrain from exercising any right, remedy power or discretion vested in it under the Finance Documents;

       (e) except as regards purely administrative acts, consult whenever reasonably practicable with the Banks before doing or refraining from doing any act or thing in the exercise of its powers as agent and/or trustee;

       (f) to the extent that it receives or recovers monies following the service of a notice in accordance with clause 12.2 (Acceleration) pursuant to or as a result of any breach of any Finance Document to be applied in discharging any obligation (whether actual or contingent, present or future) of any Obligor under any Finance Document, apply such monies (without prejudice to the respective rights of the Facility Agent pursuant to any Finance Document to credit any monies received by it to any suspense account) as between the Finance Parties in accordance with clause 8.9 (Partial payments) as if they were a partial payment; and

       (g) shall make each such application and/or distribution as soon as is practicable after the relevant moneys are received by, or otherwise become available to, it save that the Facility Agent may credit any moneys received by it to a suspense account for so long and in such manner as the Facility Agent may from time to time determine with a view to preserving the rights of the Finance Parties or any of them to prove for the whole of their respective claims against any Obligor or any other person liable.

20.    EXONERATION

20.1   Absence of obligation on initial Finance Parties

       Despite anything to the contrary expressed or implied in any Finance Document, each of the Facility Agent, the Issuing Bank and the Arrangers shall:

       (a) not be bound to enquire as to and will have no liability in respect of:

              (i) whether or not any representation or warranty made by any Obligor under or in connection with any Finance Document is true complete or adequate;

              (ii)   the occurrence or otherwise of any Default;

              (iii) the performance by any Obligor of its obligations under any Finance Document; or

              (iv) any breach or default by any Obligor of or under its obligations under any Finance Document;

       (b) not be bound to account to any Finance Party for any fee or other sum or the profit element of any sum received by it for its own account;

       (c) not be bound to disclose to any other person any information relating to any member of the Group if such disclosure would or might in its opinion constitute a breach of any law or regulation or duty of confidentiality or be otherwise actionable at the suit of any person;

       (d) not be under any fiduciary or other duty towards any Finance Party or under any obligations other than those expressly provided for in any Finance Documents;

       (e) not be liable (in the absence of its own gross negligence or wilful default):

              (i) for any failure, omission, or defect in the due execution, delivery, validity, legality, adequacy, performance, enforceability, or admissibility in evidence of any Finance Document or any communication, report or other document delivered under any Finance Document; or

              (ii) in respect of its exercise or failure to exercise any of its powers and duties under any Finance Document; or

       (f) not have any duties, obligations or liabilities other than those expressly provided for in this Agreement and have no liability or responsibility (in the absence of its own gross negligence or wilful default) of any kind to:

              (i) any member of the Group arising out of or in relation to any failure or delay in the performance or breach by any Finance Party (other than itself) of any of its obligations under or in connection with any Finance Document; or

              (ii)   any Finance Party arising out of or in relation to:

                     (aa)   the financial  condition of any member of the Group;
                            or

                     (bb) any failure or delay in the performance or breach by any Obligor of any of its obligations under or in connection with any Finance Document or the Facilities;

       (g) not be bound to check or enquire on behalf of any other Finance Party into or liable for the adequacy, accuracy, execution, genuineness, enforceability, admissibility in evidence or completeness of any communication delivered to it under any of the Finance Documents, any legal or other opinions, reports, valuations, certificates, appraisals or other documents delivered or made or required to be delivered or made at any time in connection with any of the Finance Documents, any security to be constituted thereby or any other report or other document, statement or information circulated, delivered or made, whether orally or otherwise and whether before, on or after the date of this Agreement;

       (h) be entitled to accept without enquiry, requisition or objection such right and title as any Obligor may have to that part of the property belonging to it (or any part thereof) which is the subject matter of any Finance Document and not be bound or concerned to investigate or make any enquiry into the right or title of such person to such property (or any part thereof) or, without prejudice to the foregoing, to require such person to remedy any defect in such person's right or title as aforesaid;

       (i) in determining the respective entitlements of the Finance Parties, be entitled to rely on its own account;

       (j) be entitled to invest monies which in the opinion of the Facility Agent may not be paid out promptly following receipt in the name or under the control of such Facility Agent in any of the investments for the time being authorised by law for the investment by trustees of trust monies or in any other investments whether similar to the aforesaid or not which may be requested by the Majority Banks or by placing the same on deposit in the name or under the control of the Facility Agent as the Facility Agent may think fit and the Facility Agent may at any time vary or transpose any such investments for or into any others of a like nature and (in the absence of gross negligence or wilful default on the part of such Facility Agent) shall not be responsible for any loss thereby incurred whether due to depreciation in value of such investments or any other reason whatever;

       (k) not be bound to take any steps or perform any obligation or exercise any right or fulfil any request if to do so might in its sole opinion breach or conflict with or contradict or be contrary to any rule, regulation, law, regulatory requirement, court order or judgment in any jurisdiction or expose the Facility Agent or the Arrangers to liabilities in any jurisdiction or be otherwise actionable at the suit of any person;

       (l)    not be liable for any failure:

              (i) to obtain any licence, consent or other authority for the execution, delivery, validity, legality, adequacy, performance, enforceability or admissibility in evidence of any of the Finance Documents;

              (ii) to register or notify any of the foregoing in accordance with the provisions of any of the documents of title of any of the Obligors;

       (m) have no liability (save as otherwise provided in clauses 17 (Facility Agent) to 23 (Basis of decisions)) otherwise in connection with the Facilities or their negotiations or for acting (or as the case may be refraining from acting) in connection with the instructions of the Majority Banks.

20.2   Indemnity from Banks

       Each Bank and the Issuing Bank shall, in its Proportion, on demand by the Facility Agent or any Arranger from time to time, indemnify the Facility Agent or, as the case may be, any Arranger, against any and all fees (to the extent properly chargeable by the Facility Agent or, as the case may be, such Arranger under any Finance Document but not promptly recovered from the Obligors), costs, claims and expenses and liabilities including any VAT thereon (other than those arising from the Facility Agent's or any such Arranger's gross negligence or wilful misconduct):

       (a) to which the Facility Agent becomes subject by reason of it acting as agent; or

       (b)    which it is otherwise entitled to recover from any Obligor,

       in each case under any of the Finance Documents or by law, including those relating to all actions, proceedings, claims and demands in respect of any matter or thing done or omitted in any way relating to the Finance Documents any exercise or non exercise of any right, power or discretion, and all amounts due to the Facility Agent by way of remuneration for acting as agent under any of the Finance Documents (collectively the "Liabilities"). Each Obligor shall counter-indemnify the Banks and the Issuing Bank against all payments by them under this clause 20.2. If a Bank or the Issuing Bank (referred to in this clause 20.2 as a "defaulting Bank") fails to pay its due contribution under this indemnity, then the Facility

       Agent may (without prejudice to its other rights and remedies) deduct the amount due from the defaulting Bank from any sums which are then or afterwards in its possession which would otherwise be payable to the defaulting Bank.

20.3   Disclaimer

       Neither the Facility Agent, nor any Arranger accepts responsibility to any other Finance Party for the accuracy and/or completeness of any information supplied in connection with any Finance Document or for the legality, validity, effectiveness, adequacy or enforceability of any Finance Document and neither the Facility Agent, nor any Arranger shall be under any liability to any other Finance Party as a result of taking or omitting to take any action in relation to any Finance Document (except in the case of its gross negligence or wilful misconduct).

20.4   No actions against individuals

       Each of the Banks agrees that it will not assert or seek to assert against any director, officer or employee of the Facility Agent or any Arranger any claim it may have against any of them in respect of the matters referred to in clause 20.1 (Absence of obligation on initial Finance Parties).

20.5   Credit appraisals

       It is agreed by each Bank, by virtue of its execution of this Agreement or its accession to this Agreement, that it has itself been, and will continue to be, solely responsible for making its own independent appraisal of and investigations into the financial condition, creditworthiness, condition, affairs, status and nature of each member of the Group, and, accordingly, each Bank confirms to the Facility Agent and each Arranger that it:

       (a) does not enter into this Agreement nor accede to it on the basis of and has not relied on and will not rely on any statement, opinion, forecast or other representation (whether negligent or innocent) or warranty or other provision (in any case whether oral, written, express or implied) made by, or agreed to, the Facility Agent, any Arranger or any Bank to induce it to enter into this Agreement or any other Finance Document except as expressly set out therein and the remedies available in respect of any such misrepresentation or untrue statement made to such Bank shall be limited to a claim for breach of contract under this Agreement; and

       (b) has not relied on and will not rely on the Facility Agent, any Arranger or any Bank:

              (i) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by or on behalf of any member of the Group in connection with any Finance Document and/or the transactions contemplated in the Finance Documents (whether or not such information has been or is after the date of this Agreement circulated to such Bank by the Facility Agent or any Arranger or as the case may be any other Bank); or

              (ii) to assess or keep under review on its behalf the financial condition, creditworthiness, condition, affairs, status or nature of any member of the Group.

       Provided that clause 20.5(a) shall not apply to any statement or representation made fraudulently, or to any provision of this Agreement which was induced by fraud for which the remedies available shall be all those available under English law.

20.6   Exoneration of Related Persons

       All the provisions of this clause 20 (Exoneration) and of any other provision of any Finance Document protecting (including indemnifying) or limiting the liability of any Finance Party, or exonerating it from liability or responsibility, which may enure to the benefit of such Finance Party shall also be deemed to be given for the benefit of all Related Persons to whom they are capable of relating or in respect of whom they are capable of taking effect.

20.7   Pre-contractual effect of exoneration

       For the avoidance of doubt, the guarantee, indemnity, exonerations and other protections in favour of the Facility Agent, the Arrangers and the Related Persons contained in the Finance Documents shall take effect in respect of all events, action and omissions occurring before the execution and completion of this Agreement as well as events, actions and omissions occurring on or after its execution and completion and to the extent that any liability should be adjudged to have arisen prior to the date of this Agreement, such liability is hereby completely released.

21.    GUARANTEE

       Each Guarantor covenants and guarantees on, and in accordance with, the terms of the Guarantee set out in Schedule 9 (Terms of Guarantee).

22.    DETERMINATION OF MATTERS

22.1   Majority Bank matters: amendments and waivers

       Except as provided in clause 22.4 (All Bank matters: amendments and waivers) and 22.5 (New Obligors), with the prior written consent of the Majority Banks:

       (a) the Facility Agent and the Primary Borrower may from time to time enter into written amendments, supplements or modifications to the Finance Documents (however fundamental) for the purpose of adding any provisions to the Finance Documents or changing in any manner the rights and/or obligations of any of the Obligors, the Facility Agent and the Banks; and

       (b) the Facility Agent may from time to time execute and deliver to any Obligor a written instrument waiving prospectively or retrospectively, on such terms and conditions as the Facility Agent may specify in such instrument, any of the requirements of any of the Finance Documents, or giving any consents or approvals thereunder.

22.2   Documentation of Majority Bank changes

       Any action so authorised  and effected by the Facility Agent under clause
       22.1 (Majority Bank matters: amendments and waivers) shall be documented in such manner as the Facility Agent shall (with the approval of the Majority Banks) determine, shall be promptly notified to the

       Banks by the Facility Agent and (without prejudice to the generality of clause 17.3 (Actions of Facility Agent)) shall be binding on all the Banks.

22.3   Majority Bank matters: enforcement

       If the Facility Agent makes a declaration under clause 12.2 (Acceleration) the Facility Agent shall, in the names of all the Banks, take such action on behalf of the Banks and conduct such negotiations with any Obligor and any other members of the Group and generally administer the Advances in accordance with the wishes of the Majority Banks. All the Banks shall be bound by the provisions of this clause 22.3 and no Bank shall be entitled to take action (in relation to the tactics or means of enforcement) independently against any Obligor or any other member of the Group without the prior consent of the Majority Banks. In determining any matter under this clause 22.3, no consent by the Majority Banks shall be effective to approve either (a) the recovery of any particular Bank's or Banks' debt in priority to any other Bank's debt or
       (b) the effective discontinuation of recovery procedures or the final waiver of any of the claims of the Banks under this Agreement. Such determinations shall be for the purpose of effectively pursuing the Banks' rights and claims under this Agreement.

22.4   All Bank matters: amendments and waivers

       Except with the prior written consent of all the Banks, the Facility Agent shall not have authority on behalf of the Banks to agree with any Obligor any amendment or modification to the Finance Documents or to vary or waive breaches of or defaults under or otherwise excuse performance of any provision of the Finance Documents by any Obligor, if the effect of such would be to:

       (a) postpone the due date or reduce the amount of any payment of principal, interest, commitment commission or other amount payable or which may become payable by any Obligor under the Finance Documents;

       (b) except in accordance with clause 8.1(b)(iii) (No set-off or counterclaim; distribution to the Banks) and 8.12 (Effect of Monetary Union), change the currency in which any amount is payable by any Obligor under the Finance Documents;

       (c) have the effect of changing the amount of any Facility, any Bank's Commitment or, except in accordance with clause 8.12 (Effect of Monetary Union), the principal or face amount or currency of any Advance;

       (d) extend any period during which a Drawdown Notice may be delivered (subject to clause 3.4 (Repayment and Cancellation of Original Facilities Agreement));

       (e) change any provision of the Finance Documents which expressly requires the approval or consent of all the Banks such that the relevant approval or consent may be given otherwise than with the sanction of all the Banks;

       (f)    change the definition of Majority Banks;

       (g)    change clause 15.2 (Pro-rata Payments); or

       (h) change this clause 22 (Determination of matters) or clause 23 (Basis of Decisions).

22.5   New Obligors

       For the purposes of this clause 22 (Determination of matters) it is expressly agreed and acknowledged that the execution of a guarantee and/or deed of adherence by a new Subsidiary or other Obligor or proposed Obligor or any deed or instrument pursuant to a further assurance provision in this Agreement or the other Finance Documents shall not constitute an amendment or modification to, or variation of, any of the Finance Documents.

22.6   Veto of Facility Agent

       Regardless of any other provision in this Agreement, the Facility Agent shall not be obliged to agree to any such waiver, amendment, supplement or modification if it would:

       (a)    amend,   modify  or  waive  any   provision   of  this  clause  22
              (Determination of matters); or

       (b) otherwise amend, modify or waive any of the Facility Agent's or the Arrangers' rights under any of the Finance Documents or subject the Facility Agent to any additional obligations under such documents.

22.7   Administrative determinations

       The Facility Agent may determine purely administrative matters without reference to the Banks.

23.    BASIS OF DECISIONS

23.1   Meaning of Majority Banks

       Where any of the Finance Documents provides for any matter to be determined by reference to the opinion of, or to be subject to the consent or request of, the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all the Banks shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions, but so that (as between the Obligors and the Finance Parties) the Obligors shall each be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks when notified to this effect by the Facility Agent whether or not this is the case.

23.2   Notice to Majority Banks

       If, within 10 Banking Days of the Facility Agent despatching to each Bank a notice requesting instructions (or confirmation of instructions) from the Banks or the agreement of the Banks to any amendment, modification, waiver, variation or excuse of performance for the purposes of, or in relation to, any of the Finance Documents, the Facility Agent has not received a reply specifically giving or confirming or refusing to give or confirm the relevant instructions or, as the case may be, approving or refusing to approve the proposed amendment, modification, waiver, variation or excuse of performance, then (subject to clause 23.4 (Late responses)) the Facility Agent shall treat any Bank which has not so responded as having indicated a desire to be bound by the wishes of 66 2/3 per cent. of those Banks (measured in terms of the relevant Contributions or, if none, the relevant Commitments of those Banks) which have so responded. Any Bank which notifies the Facility Agent of a wish or intention to abstain on any particular issue shall be treated as if it had not responded.

23.3   Meaning of all Banks

       (a) Where this Agreement or any other Finance Document provides for any matter to be determined by reference to the opinion of, or to be subject to the consent of or request of, all of the Banks or the Banks acting unanimously or for any action to be taken on the instruction of all the Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by all the Banks (or the Banks acting unanimously) if all the Banks shall have received prior notice (the "Facility Agent's Notice") of such matter containing a request for written instructions from such Bank to be received by the Facility Agent within ten Banking Days of the receipt (or the deemed receipt pursuant to clause 25.1(b) (Address for Notice)) of the Facility Agent's Notice. Before the expiry of such deadline, the Facility Agent will use reasonable endeavours to contact any Bank which has not responded to the Facility Agent's Notice in order to obtain a response from such Bank.

       (b)    If, in respect of a Bank, the Facility Agent:

              (i) shall not have received written instructions in respect of such matter from such Bank; and

              (ii) the Facility Agent shall have received written instructions in respect of such matter from at least five other Banks,

              in each case within such time period (and subject to clause 23.4 (Late responses)), such Bank shall be deemed to have irrevocably renounced and waived its right to make any such determination, approval, consent or provide instructions to the Facility Agent in respect of such matter; shall not have any rights, recourse or remedy against the Facility Agent in respect of such matter; and shall be bound (as shall each of the Obligors) by the determination, approval, consent or instructions of the other Banks in respect of such matter. This clause 23.3(b) shall not apply in so far as it would create any obligation on a Bank to provide an increased Commitment without such Bank having expressed such increased Commitment in writing.

       (c) Clauses 23.1 (Meaning of Majority Banks) and 23.2 (Notice to Majority Banks) shall not apply in relation to those matters which are to be decided by all the Banks.

23.4   Late responses

       In any case where a Bank fails to respond within the time limit set down under clauses 23.2 (Notice to Majority Banks) or 23.3 (Meaning of All Banks), such Bank's response, if it responds before any determination or instruction is acted upon or communicated to any Obligor, will be taken into account as if it had been received within the time limit Provided that the Facility Agent has received actual notice of such response before any such action or communication.

23.5   Costs

       If any Obligor requests, or if the Facility Agent requires in accordance with any provision of this Agreement, any amendment, supplement, modification or waiver under clause 22.1 (Majority Bank matters: amendments and waivers) or clauses 22.4 (All Bank matters: amendments and waivers) or 22.5 (New Obligors), then the Obligors shall, on demand by the Facility Agent, reimburse the Facility Agent for all costs and expenses (including legal fees), together with any VAT on them, incurred by the Facility Agent in the negotiation, preparation and execution of any written instrument contemplated by clause 22.1 (Majority Bank matters: amendments and waivers) or clauses 22.4 (All Bank matters: amendments and waivers) or 22.5 (New Obligors).

23.6   No partnership

       This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

23.7   Change of Reference Banks

       If:

       (a) the whole of the Contributions (if any) of any Reference Bank are prepaid;

       (b) the Commitments (if any) of any Reference Bank are reduced to zero prior to the end of the Finance Period;

       (c) a Reference Bank novates the whole of its rights and obligations (if any) as a Bank under this Agreement; or

       (d) a Reference Bank ceases to provide quotations to the Facility Agent upon request for the purposes of determining LIBOR (where such quotations are required having regard to the definition of "LIBOR" in clause 1.2 (Definitions))

       the Facility Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and after consultation with the Primary Borrower appoint another Bank to replace such Reference Bank.

24.    MATTERS CONCERNING THE BORROWERS

24.1   Additional Obligors

       The Primary Borrower may, at any time during the term of this Agreement (unless a Default shall have occurred and be continuing), notify the Facility Agent that a Permitted Borrower is to be designated as an additional Borrower under the Revolving Credit Facility or that a member of the Group is to be designated as an additional Guarantor. Such notice shall be in writing and signed by the Primary Borrower and the relevant Permitted Borrower or member of the Group, respectively, and shall take effect in accordance with its terms on the condition that:

       (a) such Permitted Borrower or member of the Group, respectively, shall have entered into an Accession Certificate with the Facility Agent which, subject to (b) below, the

              Facility Agent shall execute on behalf of all the parties to this Agreement (and all such parties so authorise the Facility Agent without any further consent of, or consultation with, such party); and

       (b) such Permitted Borrower or member of the Group, respectively, before entering into such an Accession Certificate, shall have fulfilled all appropriate conditions precedent, as notified to the Primary Borrower by the Facility Agent, to the satisfaction of the Facility Agent including, in the case of the Permitted Borrower, the delivery to the Facility Agent of the documents and evidence referred to in Part B of Schedule 3 (Conditions Precedent) in form and substance satisfactory to the Facility Agent.

       Upon satisfaction of such conditions such Permitted Borrower or member of the Group shall become a party to this Agreement in the capacity also of an Additional Guarantor and, in the case of such Permitted Borrower, Additional Borrower, of the Revolving Credit Facility and shall assume all the obligations and rights of such a Guarantor and, in the case of such Permitted Borrower, Borrower, under this Agreement.

24.2   Primary Borrower as Obligors' Agent

       Each Obligor by its execution of this Agreement or an Accession Certificate, as the case may be, irrevocably appoints and authorises the Primary Borrower:

       (a) as agent (the "Obligor's Agent") for such Obligor to receive all notices, requests, demands or other communications under this Agreement which shall, without prejudice to any other effective mode of serving the same, be properly served on the Obligor concerned if served on the Primary Borrower in accordance with clause 25.1 (Address for Notice); and

       (b) to give all notices (including any Drawdown Notices) and instructions and make such agreements expressed to be capable of being given or made by such Obligor or Obligors in this Agreement (including an agreement for the continuance of any guarantee or security) notwithstanding that they may affect such Obligor without further reference to, or the consent of, such Obligor and such Obligor shall, as regards the Finance Parties, be bound thereby as though such Obligor itself had given such notice or instructions or made such agreement.

24.3   Obligations unconditional

       The obligations of each Obligor under this Agreement and the Finance Documents are unconditional and irrevocable (subject to the express provisions of this Agreement or any Finance Document) and shall not be in any way affected or discharged by reason of any matter affecting the Acquisition. Each Obligor acknowledges that any approval or authorisation given under this Agreement or a Finance Document by a Finance Party in relation to the Acquisition shall not constitute any representation or warranty by such (or any) Finance Party as to the adequacy or effectiveness of such Acquisition, the purchase consideration payable by Bidco, the commercial advisability of any Obligor or Bidco entering into the arrangements contemplated thereby or otherwise.

24.4   Obligations Several

       The obligations of each Obligor under this Agreement and the Finance Documents are several (unless otherwise stated) and the failure of any Obligor to perform such obligations shall not release any other Obligor of its obligations under this Agreement.

25.    NOTICES AND OTHER MATTERS

25.1   Address for Notice

       Every notice, request, demand or other communication under this Agreement shall:

       (a) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

       (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter, when delivered personally or 2 days after it has been put into the post and, in the case of a telefax, when a complete and legible copy is received by the addressee (unless the time of despatch of any telefax is after close of business in which case it shall be deemed to have been received at the opening of business on the next Banking Day); and

       (c)    be sent:

              (i) to the Primary Borrower (for itself, Bidco, Finco 2 and any other Obligors) at:

                     c/o Norton Rose
                     Kempson House
                     Camomile Street
                     London EC3A 7AN

                     Telefax:      + 44 171 283 6500
                     Attention:    Andrew Bamber

                     with a copy for information only to:

                     Eastern Group plc
                     Wherstead Park
                     Wherstead
                     Ipswich
                     Suffolk

                     Telefax:      +44 1473 555002
                     Attention:    Group Finance Director

                     and,

                     Texas Utilities Company
                     Energy Plaza
                     1601 Bryan Street

                     Dallas
                     Texas

                     Telefax:      214 812 2488
                     Attention:    Treasurer

              (ii)   to the Facility Agent at:

                     Chase Manhattan International Ltd
                     Trinity Tower
                     9 Thomas More Street
                     London E1 9YT

                     Telefax:      +44 171 777 2360
                     Attention:    Stephen Clarke

              (iii)  to the Issuing Bank at:

                     The Chase Manhattan Bank
                     Trinity Tower
                     9 Thomas More Street
                     London E1 9YT

                     Telefax:      +44 171 777 2360
                     Attention:    Stephen Clarke

              (iv)   to each Bank at its address or telefax number  specified in
                     Schedule 1 (The Banks and their Commitments) or in, or pursuant to, any relevant Substitution Certificate

              (v)    to the Arrangers:

                     Chase Manhattan plc
                     125 London Wall
                     London EC2Y 5AJ

                     Telefax:      +44 171 777 3840
                     Attention:    Cheryl Boucher/Kristian Orssten

                     Lehman Brothers International (Europe)
                     One Broadgate
                     London EC2M 7HA

                     Telefax:      +44 171 256 4018
                     Attention:    Julian Entwisle

                     Merrill Lynch Capital Corporation
                     c/o Merrill Lynch & Co
                     World Financial Center
                     North Tower
                     250 Vesey Street
                     New York
                     NY 10281

                     Telefax:      001 212 447 9461
                     Attention:    Pete Wersching

              or to such other address or telefax number as is notified by the Primary Borrower, or a Finance Party, as the case may be, to the other parties to this Agreement.

25.2   Notice to Facility Agent

       Every notice, request, demand or other communication under this Agreement to be given by an Obligor shall be given by the Primary Borrower and by the Primary Borrower to any other party shall be given to the Facility Agent for onward transmission as appropriate and to be given to an Obligor shall (except as otherwise provided in this Agreement) be given by the Facility Agent to the Primary Borrower.

25.3   No implied waiver, remedies cumulative

       No failure or delay on the part of the Finance Parties or any of them to exercise any power, right or remedy under this Agreement or any Finance Document shall operate as a waiver thereof, nor shall any single or partial exercise by the Finance Parties or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement and each of the Finance Documents are cumulative and are not exclusive of any remedies provided by law.

25.4   English translations

       All certificates, instruments and other documents to be delivered under or supplied in connection with this Agreement shall be in the English language or shall be accompanied by a certified English translation upon which the Finance Parties shall be entitled to rely.

25.5   Counterparts

       This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

25.6   Severance

       If any provision of this Agreement is held to be illegal, invalid or unforceable in whole or in part this Agreement shall continue to be valid as to its other provisions and the remainder of the affected provision.

26.    GOVERNING LAW AND JURISDICTION

26.1   Law

       This Agreement shall be governed by English law.

26.2   Submission to jurisdiction

       The parties to this Agreement agree for the benefit of the Finance Parties that:

       (a) if any party has any claim against any other arising out of or in connection with this Agreement, such claim shall (subject to clause 26.2(c)) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

       (b) the jurisdiction of the High Court of Justice in England over any such claim against any Finance Party shall be a non-exclusive jurisdiction; and

       (c) nothing in this clause 26.2 shall limit the right of any Finance Party to refer any such claim against any Obligor to any other court of competent jurisdiction outside England, to the jurisdiction of which any Obligor hereby irrevocably agrees to submit, nor shall the taking of proceedings by any Finance Party before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                   Schedule 1

                         The Banks and their Commitments


=================================================================================================
     Bank                                                      Commitments
-------------------------------------------------------------------------------------------------
                                           Term Facility     Revolving Credit    Revolving Credit
                                             (pound)            Facility            Facility
                                                                Tranche A           Tranche B
                                                                 (pound)             (pound)
-------------------------------------------------------------------------------------------------
The Chase Manhattan Bank                   24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Lehman Commercial Paper Inc.               24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Merrill Lynch Capital Corporation          24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Bank of America NT and SA                  24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Barclays Bank PLC                          24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Bayerische Hypo- und Vereinsbank AG,       24,757,891.18       6,602,104.31      10,728,419.51
London Branch
-------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale,        24,757,891.18       6,602,104.31      10,728,419.51
London Branch
-------------------------------------------------------------------------------------------------
CIBC Wood Gundy plc                        24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Citibank, N.A                              24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Commerzbank Aktiengesellschaft,            24,757,891.18       6,602,104.31      10,728,419.51
London Branch
-------------------------------------------------------------------------------------------------
Credit Lyonnais                            24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Credit Suisse First Boston                 24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Den Danske Bank Aktieselskab               24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Deutsche Bank AG London                    24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
First Union National Bank, London          24,757,891.18       6,602,104.31      10,728,419.51
Branch
-------------------------------------------------------------------------------------------------
ING Bank N.V., London Branch               24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
KBC Bank N.V., London Branch               24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
National Australia Bank Limited (ACN       24,757,891.18       6,602,104.31      10,728,419.51
004044937)
-------------------------------------------------------------------------------------------------
The Royal Bank of Scotland plc             24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
Societe Generale, London Branch            24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
The Toronto-Dominion Bank                  24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------

=================================================================================================
     Bank                                                      Commitments
-------------------------------------------------------------------------------------------------
                                           Term Facility     Revolving Credit    Revolving Credit
                                             (pound)            Facility            Facility
                                                                Tranche A           Tranche B
                                                                 (pound)             (pound)
-------------------------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale       24,757,891.18       6,602,104.31      10,728,419.51
-------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V                          18,005,738.24       4,801,530.20       7,802,486.57
-------------------------------------------------------------------------------------------------
The Bank of New York                       18,005,738.24       4,801,530.20       7,802,486.57
-------------------------------------------------------------------------------------------------
The Dai-Ichi Kangyo Bank, Limited          18,005,738.24       4,801,530.20       7,802,486.57
-------------------------------------------------------------------------------------------------
Mellon Bank N.A                            18,005,738.24       4,801,530.20       7,802,486.57
-------------------------------------------------------------------------------------------------
The Sanwa Bank, Limited                    18,005,738.24       4,801,530.20       7,802,466.57
-------------------------------------------------------------------------------------------------
Abbey National Treasury Services plc       13,504,304.12       3,601,147.76       5,851,865.12
-------------------------------------------------------------------------------------------------
National Westminster Bank Plc              13,504,304.12       3,601,147.76       5,851,865.12
-------------------------------------------------------------------------------------------------
UBS AG                                     13,504,304.12       3,601,147.76       5,851,865.12
-------------------------------------------------------------------------------------------------
ABC International Bank plc                  9,002,869.41       2,400,765.18       3,901,243.41
-------------------------------------------------------------------------------------------------
Banca Monte dei Paschi di Siena SpA,        9,002,869.41       2,400,765.18       3,901,243.41
London Branch
-------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                     9,002,869.41       2,400,765.18       3,901,243.41
-------------------------------------------------------------------------------------------------
The Bank of Tokyo-Mitsubishi, Ltd           9,002,869.41       2,400,765.18       3,901,243.41
-------------------------------------------------------------------------------------------------
Banque Nationale de Paris London            9,002,869.41       2,400,765.18       3,901,243.41
Branch
-------------------------------------------------------------------------------------------------
Christiania Bank og Kreditkasse ASA         9,002,869.41       2,400,765.18       3,901,243.41
-------------------------------------------------------------------------------------------------
Banca Nazionale del Lavoro S.p.A.,          5,882,352.94       1,568,627.45       2,549,019.61
London Branch
-------------------------------------------------------------------------------------------------
Caisse Centrale de Caisses d'Epargne et     5,882,352.94       1,568,627.45       2,549,019.61
de Prevoyance (CCCEP)
-------------------------------------------------------------------------------------------------
AIB International Finance                   4,501,434.12       1,200,382.43       1,950,621.45
-------------------------------------------------------------------------------------------------
Arab Bank plc                               4,501,434.12       1,200,382.43       1,950,621.45
-------------------------------------------------------------------------------------------------
TOTAL                                     750,000,000.00     200,000,000.00     325,000,000.00
=================================================================================================

                                   Schedule 2

                            Forms of Drawdown Notice


                                     Part A

                                  Term Facility



To:    [Name and address of Facility Agent]
                                                                          [DATE]

Attention:  |_|


   (pound)1,275,000,000 Facilities Agreement dated 24 March 1999 (as amended)

1. We refer to the above Agreement and hereby give you notice that we wish to draw down a Term Advance under the Term Facility:

       (a)    on |_| 19|_| ;

       (b)    in the sum of (pound)|_|;

       (c)    [with a first Interest Period in respect thereof of ..............
              months.]  [with the first  Interest  Period in respect  thereof to
              expire on ............................. |_|] ; and

       (d) the proceeds of such Advance to be credited to [name and number of account] at [name of bank in London]

2. We confirm that each condition specified in clause 3 (The Conditions) is satisfied on the date of this Drawdown Notice.

3. Words and expressions defined in the Agreement shall have the same meanings where used herein.

                              For and on behalf of

                               [relevant Borrower]


                         ------------------------------
                                    Director

                                     Part B

                            Revolving Credit Facility


To:    [Name and address of Facility Agent]
                                                                          [DATE]

Attention:  |_|


   (pound)1,275,000,000 Facilities Agreement dated 24 March 1999 (as amended)



1. We refer to the above Agreement and hereby give you notice that we wish to draw a Revolving Credit Advance under Tranche [A/B]:

       (a)    on |_| 19|_| ;

       (b)    in the sum of (pound)|_| [or currency |_|];

       (c)    with a Maturity Period in respect thereof of |_| months; and

       (d) the proceeds of such fund to be credited to [name and number of account] with [details of bank in London].

2. We confirm that each condition specified in clause 3 (The Conditions) is satisfied on the date of this Drawdown Notice.

3. Words and expressions defined in the Agreement shall have the same meanings where used herein.


                              For and on behalf of
                               [Name of Borrower]


                         ------------------------------
                                    Director

                                     Part C

                                Letters of Credit


To:    [Name and address of Facility Agent]
                                                                          [DATE]

Attention:  |_|


   (pound)1,275,000,000 Facilities Agreement dated 24 March 1999 (as amended)

1. We refer to the above Agreement and hereby give you notice that [name of Borrower] requests the Issue of a Letter of Credit as follows under Revolving Credit Facility Tranche [A/B]:

       (a)    Drawdown Date: [ _ ]

       (b)    Expiry Date: [ _ ]

       (c)    Currency: [ _ ]

       (d)    Beneficiary: [ _ ]

       (e)    Amount: [ _ ]

       (f)    Purpose: [ _ ]

       (g)    Issue instructions: [ _ ]

       (h)    Documents required to be presented: [ _ ].

2.     We confirm that:

       (a) no event or circumstance has occurred and is continuing which constitutes a Default that has not been waived; and

       (b) the applicable representations and warranties contained in clause 9 (Representations and Warranties) of the Agreement are true and correct at the date hereof as if made with respect to the facts and circumstances existing at such date.

3. Words and expressions defined in the Agreement shall have the same meanings where used herein.


                              For and on behalf of
                               [Name of Borrower]

                         ------------------------------
                                    Director

                                   Schedule 3

                              Conditions Precedent

        Part A - Documents and Evidence required as Conditions Precedent

1. Certified copies of the memorandum and articles of association and the certificate of incorporation and any change of name certificates of each Obligor, in the agreed form.

2. Certified copies of resolutions of the shareholders of Bidco and the board of directors of each Obligor in the agreed form approving the execution and delivery of and the performance of their respective obligations under the Finance Documents to which they are a party and authorising a person or persons (specified by name or office) on behalf of each of them to sign such documents and any other documents to be delivered by them under such documents.

3. A certificate of a duly authorised signatory of each Obligor setting out the names and specimen signatures of the persons authorised to sign on behalf of such Obligor the documents referred to in clause (b) above and any other documents to be delivered by such companies pursuant to them, and confirming that the resolutions referred to in (b) above are still in effect and have not been varied or rescinded.

4.     The opinion of Lovell White Durrant,  English solicitors for the Facility
       Agent.

5. The Fee Letters, duly executed and countersigned, and the fees and expenses payable under the Fee Letters having been paid.

6.     Certified copy of the Bidco/Primary Borrower Guarantee.


               Part B - To be delivered by each Permitted Borrower


1. A certified copy of the certificate of incorporation and the memorandum and articles of association of the Permitted Borrower.

2. A certified copy of the resolutions of the board of directors of the Permitted Borrower evidencing approval of this Agreement and the Finance Documents (to which that company is a party) and authorising its appropriate duly authorised officers to execute and deliver this Agreement and those Finance Documents and to give all notices and take all other action required by the relevant company under this Agreement and those Finance Documents.

3. Specimen signatures, authenticated by the company secretary or a director of the Permitted Borrower, of the persons authorised in the resolutions of the board of directors referred to in paragraph 2 above.

4.     The Accession Certificate duly executed by the Permitted Borrower.

5. A certificate of a director of the Permitted Borrower certifying that the borrowing and/or guaranteeing of the liabilities guaranteed by it would not cause any borrowing limit binding on the Permitted Borrower to be exceeded.

                                   Schedule 4

                       Calculation of Mandatory Cost Rate

The Mandatory Cost Rate is an addition to the interest rate on a sum to compensate the Banks for the cost resulting from the imposition from time to time under the Bank of England Act 1998 and/or by the Bank of England and/or the Financial Services Authority (the "FSA") (or other United Kingdom governmental authorities or agencies) of a requirement to place non-interest-bearing cash ratio deposits or Special Deposits (whether interest bearing or not) with the Bank of England and/or pay fees to the FSA calculated by reference to liabilities used to fund the sum.

The Mandatory Cost Rate will be the rate determined by the Facility Agent to be the arithmetic mean (rounded upward, if necessary, to four decimal places) of the rates notified by each Reference Bank to the Facility Agent as the rate resulting from the application of the formula:

          for sterling sums:       XL + S(L - D) + F x 0.01
                                   ------------------------
                                        100 - (X + S)

          for other sums:          F x 0.01
                                   --------
                                     300

where on the day of application:

X is the percentage of Eligible Liabilities (in excess of any stated minimum) by reference to which such Reference Bank is required under the Bank of England Act 1998 to maintain cash ratio deposits with the Bank of England;

L is the BBA sterling LIBOR rate quoted at or about 11.00 a.m. (London time) on Telerate (now at page 3750) on that day;

F is the rate payable by such Reference Bank to the FSA under the Fees Regulations, expressed in pounds per (pound)1 million of such Reference Bank's fee base;

S is the level of interest-bearing Special Deposits, expressed as a percentage of Eligible Liabilities, which such Reference Bank is required to maintain by the Bank of England (or other United Kingdom governmental authorities or agencies); and

D is the percentage rate per annum payable by the Bank of England to such Reference Bank on Special Deposits.

(X, L, S and D are to be expressed in the formula as numbers and not as percentages. A negative result obtained from subtracting D from L shall be counted as zero.)

If any Reference Bank fails to notify any such rate to the Facility Agent, the Mandatory Cost Rate shall be determined on the basis of the rate(s) notified to the Facility Agent by the remaining Reference Bank(s).

The Mandatory Cost Rate attributable to a sum for any period shall be calculated at or about 11.00 a.m. (London time) on the first day of such period for the duration of such period.

The determination of the Mandatory Cost Rate for any period shall, in the absence of manifest error, be conclusive and binding on the parties hereto. If the Facility Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Facility Agent (after consultation with the Banks and the Primary Borrower) shall notify the Primary Borrower of the manner in which the Mandatory Cost Rate will subsequently be calculated.

For the purposes of this Schedule:

       The terms "Eligible Liabilities" and "Special Deposits" have the meanings given to them under the Bank of England Act 1998 or by the Bank of England (as appropriate) on the date of application of the formula.

       "fee base" has the meaning given to it in the Fees Regulations.

       "Fees Regulations" means, as appropriate, either:

       (a)    the Banking Supervision (Fees) Regulations 1998; or

       (b) such regulations as may be in force from time to time relating to the payment of fees for banking supervision after 31 March 1999.

                                   Schedule 5

                        Form of Substitution Certificate
             (referred to in clause 16.5 (Substitution Certificate))


NB 1. Banks are advised not to employ Substitution Certificates or otherwise to assign, novate or transfer interests in the Agreement without first ensuring that the transaction complies with all applicable laws and regulations, including the Financial Services Act 1986 and regulations made thereunder.

   2. It is expected that Banks will enter into separate arrangements dealing with the monies to be paid to the Existing Bank by the Substitute in consideration of the novation (e.g. principal, accrued interest, fees and any mismatched funding adjustment). Unless the Effective Date is a rollover date, mismatches of parties' funding may arise. This Certificate does not deal with these issues, nor does it deal with any interim risk participation the Existing Bank may grant to the Substitute pending the Effective Date.


To: [Name of Facility Agent] on its own behalf, as Facility Agent and on behalf of each other party to the Agreement mentioned below.

Attention: |_|                                                            [DATE]

                            Substitution Certificate

This Substitution Certificate relates to a (pound)1,275,000,000 Facilities Agreement (the "Agreement") dated 24 March 1999 between TXU Eastern Holdings Ltd as the initial Borrower (1) TU Finance (No.2) Ltd and TU Acquisitions Limited
(2), Chase Manhattan plc, Lehman Brothers International (Europe), Merrill Lynch Capital Corporation as Arrangers (3), various banks and financial institutions as Banks (4) The Chase Manhattan Bank as Issuing Bank (5) and Chase Manhattan International Limited as Facility Agent (6) (as amended). Terms defined in the Agreement shall have the same meaning in this Substitution Certificate.

1. [_Existing Bank_] (the "Existing Bank") (a) confirms the accuracy of the summary of its participation in the Agreement set out in the schedule below; and (b) requests [_Substitute Bank_] (the "Substitute") to accept by way of novation the portion of such participation specified in the schedule to this Substitution Certificate by counter-signing and delivering this Substitution Certificate to the Facility Agent at its address for the service of notices specified in the Agreement.

2. The Substitute hereby requests the Facility Agent (on behalf of itself, the other Finance Parties, the Obligors and all other parties to the Agreement) to accept this Substitution Certificate as being delivered to the Facility Agent pursuant to and for the purposes of clause 16.5
       (Substitution Certificate) of the Agreement so as to take effect in accordance with the terms of such clause 16.5 (Substitution Certificate) on [_date of transfer_] (the "Effective Date") or on such later date as may be determined in accordance with the terms of the Agreement.

3. The Facility Agent (on behalf of itself, the other Finance Parties, the Obligors and all other parties to the Agreement) confirms the novation effected by this Substitution Certificate pursuant to and for the purposes of clause 16.5 (Substitution Certificate) of the Agreement so as to take effect in accordance with the terms of such clause 16.5 (Substitution Certificate).

4.     The Substitute confirms:

       (a) that it has received a copy of the Agreement and each of the Finance Documents and all other documentation and information required by it in connection with the transactions contemplated by this Substitution Certificate;

       (b) that it has not relied upon any statement, opinion, forecast or other representation or warranty made by the Existing Bank or any other party to induce it to enter into this Substitution Certificate;

       (c) that it has made and will continue to make, without reliance on the Existing Bank or any other Finance Party, and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of any Obligor and the Group and its own independent investigation of the financial condition, prospects and affairs of any Obligor and the Group in connection with the making and continuation of the Facilities under the Agreement and the other Finance Documents;

       (d) that neither the Existing Bank nor any other Finance Party shall at any time be deemed to have had or have a duty or responsibility, either historically, initially or on a continuing basis, to provide the Substitute with any credit or other information with respect to any Obligor or any other member of the Group whether coming into its possession before the making of any Advance or at any time or times thereafter, other than (in the case of the Facility Agent) as provided in clause 19.1 (Specific duties of the Facility Agent) of the Agreement;

       (e) that it has made and will continue to make its own assessment of the legality, validity, enforceability and sufficiency of the Agreement, any other Finance Document and this Substitution Certificate and has not relied and will not rely on the Existing Bank or any other Finance Party or any statements made by any of them in that respect;

       (f) that, accordingly, none of the Existing Bank nor any other Finance Party makes any representations or warranties in respect of, or shall have any liability or responsibility to the Substitute in respect of, any of the foregoing matters or any other matter referred to in clause 20 (Exoneration) of the Agreement;

       (g)    that it is a Qualifying Bank; and

       (h) that it has signed an appropriate confidentiality undertaking issued by the Existing Bank.

5. The Substitute hereby undertakes to the Existing Bank, the Finance Parties, the Obligors and each of the other parties to the Agreement that it will perform in accordance with its terms all those obligations which by the terms of the Agreement will be assumed by it after counter-signature of this Substitution Certificate by the Facility Agent.

6.     The  Substitute   irrevocably  and  unconditionally   guarantees  to  and
       indemnifies the Issuing Bank as required under clause 4.7 (Banks' Guarantee and Indemnity).

7. Without limiting the above paragraphs, nothing in this Substitution Certificate obliges the Existing Bank to:

       (a) accept any re-transfer from the Substitute of any of the rights, benefits and/or obligations hereby transferred; or

       (b) support any losses incurred by the Substitute by reason of any non-performance by the Obligors or any other party to the Agreement or any of the Finance Documents or any document relating thereto of any of its obligations under the same.

8. This Substitution Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

Note: This Substitution Certificate is not a security, bond, note, debenture, investment or similar instrument.

AS WITNESS the hands of the authorised signatories of the parties to this Substitution Certificate on the date appearing below.


                                  The Schedule



Term Facility

Commitment ((pound))                               Portion Transferred ((pound))

      [_]                                                      [_]

Contribution ((pound))                             Portion Transferred ((pound))

      [_]                                                      [_]

                           Next Interest Payment Date

                                       [_]




Revolving Credit Facility Tranche A

Commitment ((pound))                               Portion Transferred ((pound))

      [_]                                                      [_]

Contribution ((pound))                             Portion Transferred ((pound))

      [_]                                                      [_]

                              Next Maturity Date(s)

                                       [_]


Transferor's share of                              Portion of Letters of Credit
Outstanding Letters of Credit                      Transferred

      [_]                                                      [_]

Revolving Credit Facility Tranche B

Commitment ((pound))                               Portion Transferred ((pound))

      [_]                                                      [_]

Contribution ((pound))                             Portion Transferred ((pound))

      [_]                                                      [_]

                              Next Maturity Date(s)

                                       [_]

Transferor's share of                              Portion of Letters of Credit
Outstanding Letters of Credit                      Transferred

      [_]                                                      [_]

                      Administrative Details of Substitute

Lending Office:

Account for payments:

Telephone:

Telefax:

Attention:

[Existing Bank]                                    [Substitute]

By:                                                By:
   -------------------------                          -------------------------


Date:                                              Date:


The Facility Agent

By:
   -------------------------

Date:

on its own behalf and on behalf of all other parties to the Agreement (other than the Existing Bank)

                                   Schedule 6

                          Form of Accession Certificate


To: [name of Facility Agent] on its own behalf as Facility Agent and on behalf of each other party to the Agreement.

Attention:                                                                [Date]

                              Accession Certificate

This Accession Certificate relates to a (pound)1,275,000,000 Facilities Agreement (the "Agreement") dated 24 March 1999 between, among others, the Primary Borrower (1), Finco 2 and Bidco (2), Chase Manhattan plc, Lehman Brothers International (Europe), Merrill Lynch Capital Corporation as Arrangers
(3), various banks and financial institutions as Banks (4) The Chase Manhattan Bank as Issuing Bank (5) and Chase Manhattan International Limited as Facility Agent (6) (as amended). Terms defined in the Agreement shall have the same meaning in this Accession Certificate.

1. [|_|] (the "Acceding [|_|Borrower/Guarantor|_|]") hereby requests the Facility Agent (on behalf of itself and all other parties to the Agreement) to accept this Accession Certificate as being delivered to the Facility Agent pursuant to and for the purposes of clause 24.1 (Additional Obligors) of the Agreement so as to take effect in accordance with the respective terms thereof on the date hereof.

2. [|_|The Acceding Borrower is, pursuant to this Accession Certificate, acceding to the Agreement as a Borrower in respect of the Revolving
       Credit Facility and accordingly shall, subject to the terms of this Accession Certificate and the Agreement, become an Additional Borrower and Additional Guarantor under the Agreement.|_|]

       [|_|The Acceding Guarantor is, pursuant to this Accession Certificate, acceding to the Agreement as a Guarantor in respect of the Revolving Credit Facility and accordingly shall, subject to the terms of this Accession Certificate and the Agreement, become an Additional Guarantor under the Agreement.|_|]

3. The Facility Agent (on behalf of itself and all other parties to the Agreement) confirms the novation effected by this Accession Certificate pursuant to and for the purposes of clause 24.1 (Additional Obligors) of the Agreement so as to take effect in accordance with the terms thereof.

4. The Acceding [|_|Borrower/Guarantor|_|] hereby undertakes to the Facility Agent (on behalf of itself and the other Finance Parties) that it will perform in accordance with their terms all those obligations which by the terms of the Agreement will be assumed by it as a Borrower after acceptance of this Accession Certificate by the Facility Agent.

5. [This Accession Certificate is intended to take effect as a Deed notwithstanding that the Facility Agent may execute it under hand only.]

6. This Accession Certificate and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with English law.

IN WITNESS whereof this Accession Certificate has been entered into as a Deed on the date above.

              Notice Details of Acceding [|_|Borrower/Guarantor|_|]

Address:

Telephone:

Telefax:

Attention:


The Acceding [|_|Borrower/Guarantor|_|]

[Execution particulars - Acceding [|_|Borrower/Guarantor|_|] to execute as a Deed]




The Facility Agent

By:

|_|

on its own behalf and on behalf of
all the other parties to the Facility Agreement.

                                   Schedule 7

                          Terms of Borrowers' Indemnity


1. The relevant Borrower unconditionally and irrevocably undertakes to the Issuing Bank as follows:

       (a) the relevant Borrower will at all times on demand indemnify the Issuing Bank against all actions, suits, proceedings, claims, demands, liabilities, damages, costs, expenses, losses and charges whatsoever (except those arising from the gross negligence or wilful misconduct of the Issuing Bank) in relation to or arising out of the Issue of any Letter of Credit and the relevant Borrower will pay to the Facility Agent for the account of the Issuing Bank in immediately available funds and in the currency in which the relevant Letter of Credit is denominated the amount of all payments made (whether directly or by way of set-off, counterclaim or otherwise howsoever) and all losses, costs or expenses suffered or incurred from time to time by the Issuing Bank, arising under any liability which the Issuing Bank has incurred under the Issue of any Letter of Credit and any of the indemnities relating thereto;

       (b) the liability of the relevant Borrower under this indemnity shall not be affected by any time being given or by anything being done by the Issuing Bank unless the same constitutes the gross negligence or wilful misconduct of the Issuing Bank.

2. The relevant Borrower specifically releases and indemnifies the Issuing Bank against the consequences of:

       (a) the failure of the Issuing Bank or any other person to receive any telex or telephone message in a form in which it was despatched; and

       (b) any delay that may occur during the course of the transmission of any such message save in respect of any failure arising from the gross negligence or wilful misconduct of the Issuing Bank.

3.     (a)    The  obligations  of any  Borrower  under this  Agreement  and any
              L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit and to repay any drawing under a Letter of Credit which is converted into Advances, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following (save in the case of gross negligence or wilful default):

              (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the relevant Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

              (iii) the existence of any claim, set-off, defence or other right that the relevant Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

              (iv) (save where the Issuing Bank should decline to make payment under the terms of the Uniform Customs and Practice for Documentary Credits (1993) (ICC Publication No. 500 (the "UCPDC")) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

              (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any person purporting to be a trustee in bankruptcy, debtor- in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or transferee of any Letter of Credit, including any arising in connection with any voluntary or involuntary proceeding, process or arrangement under any law, regulation or procedure relating to insolvency in any jurisdiction including in relation to winding up, bankruptcy, administration, administrative receivership, receivership and management, receivership, judicial custodianship, judicial trusteeship or the appointment of a judicial conservator or other official or the reconstruction, rescheduling, readjustment, moratorium or suspension of payments of any Indebtedness;

              (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the relevant Borrower in respect of any Letter of Credit; or

              (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defence available to, or a discharge of, the relevant Borrower;

       (b) The obligations of the relevant Borrower under the Finance Documents shall not be affected in any way by reason of any time or other indulgence which may be granted:

              (i) to the Issuing Bank by any beneficiary of any Letter of Credit; or

              (ii) by the Issuing Bank to any person from whom it may seek reimbursement in respect of sums paid out by it under any Letter of Credit or any other obligation pursuant thereto or pursuant to this Agreement, as the case may be.

4. The Issuing Bank may, at any time, without affecting any security created by, pursuant to or in relation to this Agreement or the rights, powers and remedies conferred upon it by this Agreement, any such security or by law:

       (a) offer or agree to or enter into agreement for the extension or variation of the Issue of any Letter of Credit (provided it does so in accordance with written instructions of the relevant Borrower); or

       (b) offer or agree to give any time or other indulgence for any sums paid out by it under any Letter of Credit or any obligation pursuant to any Letter of Credit.

5. Any rights conferred on the Issuing Bank by this Agreement and by each document executed in relation to this Agreement shall be in addition to and not in substitution for or derogation of any other rights which the Issuing Bank may at any time have to seek from any person reimbursement of or indemnification against payments made or liabilities incurred under any Letter of Credit, any obligation pursuant thereto or to this Agreement.

6. Any satisfaction of obligations by the relevant Borrower or any other person to the Issuing Bank or any discharge given by the Issuing Bank to that Borrower or any other person in respect of obligations under this Agreement or any related agreement between the Issuing Bank and that Borrower or any other person shall be, and be deemed always to have been, void if any act satisfying any of such obligations or on the faith of which any such discharge was given or any such agreement was entered into is subsequently avoided by law (otherwise than as a result of any act or default by the Issuing Bank).

7. Any Letter of Credit shall be considered to be outstanding until the later of:

       (a) its Expiry Date, or a reasonable time after its Expiry Date to allow for the presentation of documents through an advising bank; and

       (b) if, in the opinion of the Issuing Bank, its liability under the Letter of Credit does not expire on its stated Expiry Date or there is any doubt as to its Expiry Date, the date of return of the document evidencing the Issuing Bank's liability to the relevant beneficiary under any Letter of Credit.

8.     That Borrower confirms and agrees that:

       (a) the Issuing Bank shall make any payment that appears to be duly requested or demanded in writing by any beneficiary under any Letter of Credit subject to its compliance (where applicable) with its obligations as Issuing Bank under the UCPDC regardless of whether or not the relevant Borrower shall be in any way in breach of any of its obligations under or by virtue of the transaction in connection with which the Letter of Credit was Issued and without making any further reference to the relevant Borrower or any investigation as to the bona fide nature, validity or genuineness of any such request or demand (unless, under applicable law, the Issuing Bank is under no obligation to make such payment), and

       (b) the liability of such Borrower hereunder and the right and obligation of the Issuing Bank to make such payment shall be in no way diminished or prejudiced if it should appear that, as between the relevant Borrower and that beneficiary, that beneficiary was not entitled for whatever reason to demand payment under the Letter of Credit or that such demand was not valid or genuine (subject as mentioned in paragraph 8(a) above).

                                   Schedule 8

                   Terms of Interbank Guarantee and Indemnity


1. Each Bank agrees to pay to the Facility Agent for the account of the Issuing Bank on demand made through the Facility Agent under clause 4.7 (Banks' Guarantee and Indemnity) to such account as the Facility Agent may have specified for the purpose in immediately available funds and in the currency in which the relevant Letter of Credit is denominated, its Proportion of:

       (a) any and every sum of money which such Borrower shall from time to time be liable to pay to the Issuing Bank in respect of that Letter of Credit in full without set-off or counterclaim on the later of the date that the Issuing Bank has itself to make payment under the Letter of Credit (as notified by the Facility Agent to such Bank in the demand) and two Banking Days after receipt by such Bank of such demand; and

       (b) full cash cover for the Outstanding Contingent Liabilities under that Letter of Credit at any time after the Issuing Bank has become entitled to demand an indemnity through the Facility Agent in respect thereof from the relevant Borrower and which shall not have been paid at the time such demand is made.

2. Where a Bank makes a payment pursuant to paragraph 1 after the date on which the Issuing Bank makes the relevant payment under the Letter of Credit in question, such Bank shall pay on demand to the Issuing Bank its Proportion (as calculated in clause 4.7 (Banks' Guarantee and Indemnity)) of such amount as the Issuing Bank certifies as necessary to compensate it for funding the amount demanded in the interim.

3. No assurance, security or payment avoided under any law relating to bankruptcy, liquidation, insolvency, reconstruction or reorganisation or any similar laws and no release, settlement, arrangement or discharge which may have been given or made on the basis of any such assurance, security or payment shall prejudice or affect the right of the Issuing Bank to recover from each of the Banks to the full extent of their obligations under clause 4.7 (Banks' Guarantee and Indemnity).

4. The obligations of each Bank under clause 4.7 (Banks' Guarantee and Indemnity) shall not be impaired, affected or revoked (except to the extent arising from the Facility Agent's gross negligence or wilful default) by any act, omission, matter, thing or circumstance whatsoever which but for this provision might operate to release or exonerate such Bank from all or any part of its obligations under clause 4.7 (Banks' Guarantee and Indemnity) or reduce, impair or affect such obligations or cause all or any part of such obligations to be irrecoverable from or unenforceable against any Obligor or to discharge, reduce, affect or impair any of such obligations, including without limitation:

       (a) any time, waiver or indulgence granted to any person or the forbearance of the Issuing Bank in enforcing the obligations of any person under any Finance Document or in respect of any other guarantee, security, obligation, right or remedy;

       (b) the recovery of any judgment against any person or any action to enforce the same;

       (c) the taking of any other security from any person or the failure, refusal, or neglect to take, perfect or enforce, any rights, remedies or securities from or against any person or all or any part of the security constituted by any of the Finance Documents;

       (d) any alteration in the constitution of any Obligor or any defect in or irregular exercise of the borrowing or other powers of any person or any legal limitation, disability, incapacity or other circumstance relating to any person or any legal limitation, disability, incapacity or other circumstance relating to any person whether arising in relation to any Finance Document or otherwise howsoever;

       (e) subject to clause 22.4 (All Bank matters: amendments and waivers) and 22.5 (New Obligors), any amendment or supplement to or variation of any L/C - Related Document or any other Finance Document;

       (f) the insolvency, bankruptcy, liquidation, reconstruction or reorganisation of, or analogous proceedings relating to any person or any composition or arrangement made by any of them with the Issuing Bank, any Bank or any other person or any transfer or extinction of any liabilities of any Obligor by any law, order regulation, decree, court order or similar instrument;

       (g) any irregularity, unenforceability or invalidity of any obligations of any person under any security or document (to the intent that such Bank's obligations under clause 4.7 (Banks' Guarantee and Indemnity) shall remain in full force as if there were no such irregularity, unenforceability or invalidity);

       (h)    the occurrence of an Event of Default;

       (i) the existence of any claim, set-off defence or other right which any Obligor may have against any beneficiary of any Letter of Credit or any other person; or

       (j) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect.

5. The Issuing Bank shall be entitled to enforce the obligations of each Bank under clause 4.7 (Banks' Guarantee and Indemnity) without making any demand on or taking any proceedings against or filing any proof of claim in any insolvency, winding up, dissolution or liquidation of any person or exhausting any right or remedy against any person or taking any action to enforce any part of the security constituted or evidenced by any of the Finance Documents.

6. The obligations of each Bank under clause 4.7 (Banks' Guarantee and Indemnity) shall be continuing obligations and shall extend to the ultimate balance of the obligations referred to therein. If, for any reason, such obligations cease to be continuing obligations, the Issuing Bank may open a new account with or continue any existing account with any person and the liability of each Bank in respect of amounts guaranteed by it pursuant to clause 4.7 (Banks' Guarantee and Indemnity) at the date of such cessation shall remain regardless of any payments in or out of any such account.

7. The Issuing Bank's rights under clause 4.7 (Banks' Guarantee and Indemnity) shall be in addition to and shall be in no way prejudiced by any other rights of or security held by the Issuing Bank in relation to the obligations of any Obligor. The Issuing Bank's rights under clause
       4.7 (Banks' Guarantee and Indemnity) are in addition to and are not exclusive of those provided by law.

8. A certificate of the Issuing Bank as to any amount due to it from any Bank pursuant to clause 4.7 (Banks' Guarantee and Indemnity) shall be conclusive (in the absence of manifest error).

                                   Schedule 9

                               Terms of Guarantee


1.     Guarantee

       Each Guarantor irrevocably, unconditionally, jointly and severally:

       (a) as principal obligor, and not merely as surety, guarantees to each Finance Party prompt performance by each other Obligor (other than the Primary Borrower) (the "Guaranteed Parties") of all its obligations under the Revolving Credit Facility and the payment when due of all sums from time to time payable to each Finance Party by each other Guaranteed Party under or in connection with the Revolving Credit Facility;

       (b) undertakes with each Finance Party that whenever a Borrower (other than the Primary Borrower) does not pay any amount when due under or in connection with obligations under the Revolving Credit Facility, that Guarantor shall forthwith on demand by the Facility Agent pay that amount as if that Guarantor instead of the relevant Borrower (other than the Primary Borrower) were expressed to be the principal obligor; and

       (c) indemnifies each Finance Party on demand against any loss or liability suffered by such Finance Party if any obligation guaranteed by that Guarantor pursuant to this Guarantee is or becomes unenforceable, invalid or illegal.

       Provided that this guarantee shall not extend to:

              (i)    any  obligation  under  or  in  connection  with  the  Term
                     Facility;

              (ii) interest, commission, fees, charges, costs or expenses relating to any of the matters excluded from the guarantee by sub-clause (i) above.

2.     Continuing guarantee

       This guarantee is a continuing guarantee and will extend (subject to the proviso in paragraph 1 above) to the ultimate balance of all sums payable by the Guaranteed Parties or any of them under the Finance Documents under or in connection with the Revolving Credit Facility, regardless of any intermediate payment or discharge in whole or in part.

3.     Reinstatement

       (a) Where any discharge (whether in respect of the obligations of any Guaranteed Party or any security for those obligations or otherwise) in whole or in part of any arrangement is made on the faith of any payment, security or other disposition which is avoided or must be restored on insolvency, liquidation or otherwise without limitation, the liability of each Guarantor under this schedule 9 (Terms of Guarantee) shall continue as if the discharge or arrangement had not occurred.

       (b) Each Finance Party may concede or compromise any claim that any payment, security or other disposition is liable to avoidance or restoration.

4.     Waiver of defences

       The obligations of each Guarantor under this schedule 9 (Terms of Guarantee) will not be affected by any act, circumstance, omission, matter or thing which, but for this provision, would reduce, release or prejudice any of its obligations under this schedule 9 (Terms of Guarantee) or prejudice or diminish those obligations in whole or in part, including without limitation (whether or not known to it or any other party):

       (a) any time, indulgence or waiver granted to, or composition with, any Guaranteed Party or other person;

       (b) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights or remedies against, or security over assets of, any Guaranteed Party or other person or any non-presentation or non-observance of the full value of any security;

       (c) any legal limitation, disability, incapacity or lack of powers, authority or legal personality of or dissolution or change in the members or status of any Guaranteed Party or any other person;

       (d) any variation (however fundamental and whether or not involving an increase in liability of any Guaranteed Party) or replacement of a Finance Document or any other document or security so that references to that Finance Document in this schedule 9 (Terms of Guarantee) shall include each variation or replacement;

       (e) any unenforceability, illegality, invalidity or frustration of any obligation of any person under any Finance Document or any other document or security or any failure of any Guaranteed Party or proposed Guaranteed Party to become bound by the terms of any Finance Document;

       (f) any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Guaranteed Party under a Finance Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order, so that each such obligation shall, for the purposes of the Guarantor's obligations under this schedule 9 (Terms of Guarantee) remain in full force and be construed as if there were no such act, circumstance, variation, omission, matter or thing.

5.     Immediate recourse

       Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from or file any proof or claim in any insolvency proceedings of any person before claiming from the Guarantor under this schedule 9 (Terms of Guarantee).

6.     Appropriations

       Until all amounts which may be or become payable by the Guaranteed Parties under or in connection with the Revolving Credit Facility have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

       (a) refrain from applying or enforcing any other monies, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

       (b) hold in an interest bearing suspense account any monies received from any Guarantor or on account of any Guarantor's liability under this schedule 9 (Terms of Guarantee).

7.     Non-competition

       Until all amounts which may be or become payable by the Guaranteed Parties under or in connection with the Revolving Credit Facility have been irrevocably paid in full, no Guarantor shall, after a claim has been made or by virtue of any payment or performance by it under this schedule 9 (Terms of Guarantee):

       (a) be subrogated to any rights, security or monies held, received or receivable by any Finance Party (or any trustee or agent on its behalf) or be entitled to any right of contribution or indemnity in respect of any payment made or monies received on account of that Guarantor's liability under this schedule 9 (Terms of Guarantee) and, to the extent that any Guarantor is so subrogated or entitled by law, that Guarantor (to the fullest extent permitted by law) waives and agrees not to exercise or claim those rights, security or money or that right of contribution or indemnity;

       (b) claim, rank, prove or vote as a creditor of any Guaranteed Party or its estate in competition with any Finance Party (or any trustee or agent on its behalf) unless otherwise required by the Facility Agent or by law (in which case any proceeds of any claim in respect of any rights, security or monies of any Finance Party to which such Guarantor was subrogated will be paid by such Guarantor to the Facility Agent to be applied in accordance with the provisions of the Finance Documents); or

       (c) receive, claim or have the benefit of any payment, distribution or security from or on account of any Guaranteed Party, or exercise any right of set-off as against any Guaranteed Party (and without prejudice to the foregoing, each Guarantor shall forthwith pay to the Facility Agent for the benefit of the Finance Parties an amount equal to any amount so set-off by it).

       Each Guarantor shall hold in trust for and forthwith pay or transfer to the Facility Agent for the Finance Parties any payment or distribution or benefit of security received by it contrary to this schedule 9 (Terms of Guarantee).

8.     Additional security

       This guarantee is in addition to and is not in any way prejudiced by any other security now or hereafter held by any Finance Party.

9.     Financial assistance

       Notwithstanding any other provision of this guarantee, this guarantee shall not operate to guarantee, or create any indemnity in respect of, any money or liability if and insofar as such money was borrowed or such liability was incurred directly or indirectly for the purpose of the acquisition by any person of shares in the Guarantor or its holding company or the reduction or discharge of any existing liability incurred for the purpose of such acquisition and if and for so long as it would not be lawful under Chapter VI, Part V, of the Companies Act 1985 for such money or liability to be guaranteed by this guarantee.

                                 EXECUTION PAGES


PRIMARY BORROWER, FINCO 2 AND BIDCO

Signed for and on behalf of
TXU Eastern Holdings Limited
(company number 3505836)


[H. JARRELL GIBBS]
-----------------------------------



Signed for and on behalf of
TU Finance (No.  2) Limited
(company number 3514100)



[H. JARRELL GIBBS]
-----------------------------------



Signed for and on behalf of
TU Acquisitions Limited
(company number 3455523)



[H. JARRELL GIBBS]
-----------------------------------



JOINT LEAD ARRANGERS

Signed for and on behalf of
Chase Manhattan plc
as Arranger



[MARIAM TOULAN]
-----------------------------------

Signed for and on behalf of
Lehman Brothers International (Europe)
as Arranger



[ROGER BROOKES]
-----------------------------------



Signed for and on behalf of
Merrill Lynch Capital Corporation
as Arranger



[STEVE PARAS]
-----------------------------------



ORIGINAL BANKS

Signed for and on behalf of
Abbey National Treasury Services plc



[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
ABC International Bank plc



[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
ABN AMRO Bank N.V.



[MATTHEW CURRAN]
-----------------------------------

Signed for and on behalf of
AIB International Finance



[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
Arab Bank plc



[I.R. GREENWOOD]                           [M. COOPER]
-----------------------------------        -----------------------------------




Signed for and on behalf of
Banca Monte dei Paschi di Siena SpA, London Branch



[ROBERTO BOCCANERA]                        [DUNCAN ROUSE]
-----------------------------------        -----------------------------------



Signed for and on behalf of
Banca Nazionale del Lavoro S.p.A., London Branch



[M. DAVIDSON-GAY]                          [D. ROSSER]
-----------------------------------        -----------------------------------



Signed for and on behalf of
Bank of America NT & SA



[JOHN WADE]
-----------------------------------

Signed for and on behalf of
The Bank of New York



[GERRY DORKIN]
-----------------------------------



Signed for and on behalf of
The Bank of Nova Scotia


[MARGOT WADDUP]
-----------------------------------



Signed for and on behalf of
The Bank of Tokyo-Mitsubishi, Ltd



[DAVID DALLISON]
-----------------------------------



Signed for and on behalf of
Banque Nationale de Paris London Branch



[RICHARD HITE]
-----------------------------------



Signed for and on behalf of
Barclays Bank PLC



[MICHAEL JOYNER]
-----------------------------------

Signed for and on behalf of
Bayerische Hypo- und Vereinsbank AG, London Branch



[STEPHEN J.B. PEECOCK]                     [TREVOR J.T. HEAP]
-----------------------------------        -----------------------------------



Signed for and on behalf of
Bayerische Landesbank Girozentrale, London Branch



[TIMOTHY R. HALL]
-----------------------------------



Signed for and on behalf of
Caisse Centrale de Caisses d'Epargne et de Prevoyance (CCCEP)


[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
The Chase Manhattan Bank



[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
Christiania Bank og Kreditkasse ASA



[MARIAM TOULAN]
-----------------------------------

Signed for and on behalf of
CIBC Wood Gundy plc



[DAVID R. AUSTIN]
-----------------------------------



Signed for and on behalf of Citibank, N.A.


[NIELS C. KIRK]
-----------------------------------



Signed for and on behalf of
Commerzbank Aktiengesellschaft, London Branch



[J.  R.  BOURNE]                           [H.L. NUTTALL]
-----------------------------------        -----------------------------------



Signed for and on behalf of
Credit Lyonnais



[MARGARET STEWART]
-----------------------------------



Signed for and on behalf of
Credit Suisse First Boston



[N.D. HORNE]                               [R. SMITH-MORGAN]
-----------------------------------        -----------------------------------

Signed for and on behalf of
The Dai-Ichi Kangyo Bank, Limited



[COLIN VITTERY]
-----------------------------------


Signed for and on behalf of
Den Danske Bank Aktieselskab



[A.J. PETTIGREW]
-----------------------------------


Signed for and on behalf of
Deutsche Bank AG London



[MICHAEL STARMER-SMITH]                    [RICHARD SEDLACEK]
-----------------------------------        -----------------------------------


Signed for and on behalf of
First Union National Bank, London Branch



[TOM QUIGLEY]
-----------------------------------


Signed for and on behalf of
ING Bank N.V., London Branch



[ANDREW PRECIOUS]
-----------------------------------


Signed for and on behalf of
KBC Bank N.V., London Branch


[MARIAM TOULAN]
-----------------------------------

Signed for and on behalf of
Lehman Commercial Paper Inc.



[ROGER BROOKS]
-----------------------------------


Signed for and on behalf of
Mellon Bank N.A.



[KEITH BRACKLEY]
-----------------------------------



Signed for and on behalf of
Merrill Lynch Capital Corporation



[STEVE PARAS]
-----------------------------------



Signed for and on behalf of
National Australia Bank Limited (ACN 004044937)



[DAVID RAWSON]
-----------------------------------



Signed for and on behalf of
National Westminster Bank Plc



[STEVE BARLOW]
-----------------------------------

Signed for and on behalf of
The Royal Bank of Scotland plc



[LEE MORSE]
-----------------------------------



Signed for and on behalf of
The Sanwa Bank, Limited



[PETER LUCAS]
-----------------------------------



Signed for and on behalf of
Societe Generale, London Branch



[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
The Toronto-Dominion Bank



[MARIAM TOULAN]
-----------------------------------



Signed for and on behalf of
UBS AG



[MARIAM TOULAN]
-----------------------------------

Signed for and on behalf of
Westdeutsche Landesbank Girozentrale



[GILES TAYLOR]
-----------------------------------





ISSUING BANK



Signed for and on behalf of
The Chase Manhattan Bank
as Issuing Bank



[MARIAM TOULAN]
-----------------------------------



FACILITY AGENT

Signed for and on behalf of
Chase Manhattan International Limited
as Facility Agent



[KATHRYN JEPSON]
-----------------------------------